UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REPUBLIC SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OUR VISION partnering with customers to create a more sustainable world We’re dedicated to providing sustainable solutions for customers across our operations. Through landfill and fleet innovations, renewable energy production and advanced recycling technology, we deliver on customer promises. SUSTAINABILITY IN ACTION Customers care more about sustainability now than ever before. They’re looking for a partner that demonstrates real commitment. We are that partner, and we are taking action. 01 02 03 Action for our customers Partnering with customers to deliver on their sustainability goals, form responsible recycling and waste disposal to carbon neutrality and materials circularity. Action with our people Hiring and retaining a workforce that represents the communities we serve, while creation a best-in-class employee experience where people of all backgrounds can grow and thrive. Action in the communities where we live and work To help ensure cleaner and healthier neighborhoods for years to come so that the moments that matter most can be enjoyed and passed on to future generations. “It’s imperative for us to reduce emissions and achieve greater circularity with the materials we handle for our customers to help preserve the environment now and for future generations.” At Republic Services, we are Sustainability in Action Jon Vander Ark President and Chief Executive Officer

REPUBLIC@ SERVICES Sustainability in Action

IMAGE FPO Retouching in Progress

March 29, 2022

Dear Shareholder,

It is an exciting time to be at Republic Services. In 2021, we delivered record setting growth and profits, and made substantial progress toward our multi-year financial, operational, and sustainability-related goals. The strength of our performance demonstrates the value our strategic investments are creating, and the power that can be harnessed from our differentiated capabilities. Our 35,000 employees have put hard work into the business over the past decade, building a foundation that is enabling us to compete in new ways. Initiatives such as One Fleet, Priority Based Selling and our RISE digital platform have created significant value and differentiated Republic in the industry. This success enables us to do new things, and our new company vision reflects these opportunities.

OUR VISION

Partnering with customers to create a more sustainable world

This is intentionally ambitious. We are uniquely positioned to help our customers change the planet. First, we’re going to continue to expand where we compete by providing customers the most complete set of environmental services. This expansion strengthens our relationship with our customers and increases our addressable market from $67 billion in the traditional recycling and solid waste industry to $91 billion.

We’ll deliver on our new vision by building world-class capabilities in customer zeal, digital and sustainability.

With customers, we have made progress over the years, but we must continually raise the bar. Our goal goes beyond being the best in industry – we are aiming for world class. Our customer retention rate remains at a record-setting level of 95 percent, and our NPS score is well above pre-pandemic levels. We’re building a culture that has a heart for the customer throughout every area of our business.

Our digital initiative focuses on three areas: customer, operations, and core systems. We are working to enhance the customer experience with new digital tools over the next two to three years. To date, we have implemented tablets in approximately 90% of our large and small container fleet, which enabled us to send more than 1 million proactive automated customer notifications last year alone. And we are in the midst of our multi-year plan to update our core systems. We’ve already implemented new systems across sales, customer service and human resources, and finance and procurement are scheduled for this year.

We remain committed to sustainability, because we know we have both an opportunity and responsibility to make this planet better while growing our business. At Republic, we think of sustainability holistically, including climate leadership, safety, talent and communities. We serve multiple stakeholders, delivering value for all, and have one of the most complete set of products and services to meet customers’ demand for a single-source partner and help them achieve their sustainability goals. We see sustainability as more than just how we operate. We see it as a platform for growth allowing us to drive circularity while creating additional value for our shareholders.

OUR VALUES

It is not only what we do that matters, it is how we do it

In addition to updating our vision, we recently updated our company values to reflect what matters most to our Company today and going forward.

Safe We protect the livelihoods of our colleagues and communities. Committed to Serve We go above and beyond to exceed our customers’ expectations. Environmentally Responsible We take action to improve our environment. Driven We deliver results in the right way. Human-Centered We respect the dignity and unique potential of every person.

We are incredibly optimistic about the future. Our new vision and values will be what make that future a reality.

It is our pleasure to invite you to join our virtual Annual Meeting of Shareholders at 10:30 a.m. Pacific Time on Monday, May 16, 2022, via webcast at www.virtualshareholdermeeting.com/RSG2022.

MANUEL KADRE Chairman of the Board	JON VANDER ARK President and Chief Executive Officer

Republic Services, Inc. 2022 Proxy Statement	|	3

Notice of the 2022 Annual Meeting of Shareholders

Important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Republic Services, Inc., a Delaware corporation (the “company”). This Proxy Statement relating to the Annual Meeting and the Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.proxyvote.com.

Date:	Monday, May 16, 2022
Time:	10:30 a.m., Pacific Time
Place:	Via webcast at www.virtualshareholdermeeting.com/RSG2022

Items of Business

1.	To elect the 12 director nominees listed in this proxy statement to serve until the 2023 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To hold an advisory vote to approve our named executive officer compensation;
3.	To ratify the appointment of our independent registered public accounting firm for 2022;
4.	To consider and act upon a shareholder proposal regarding an amendment to the Company’s clawback policy for senior executives, if properly presented at the Annual Meeting;
5.	To consider and act upon a shareholder proposal regarding commissioning a third-party environmental justice audit, if properly presented at the Annual Meeting;
6.	To consider and act upon a shareholder proposal regarding commissioning a third-party civil rights audit, if properly presented at the Annual Meeting; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Record Date

Only shareholders of record at the close of business on March 25, 2022 are entitled to notice of and to vote at the Annual Meeting or any adjournment of it. A list of such shareholders will be available commencing March 29, 2022 and may be examined prior to the Annual Meeting at our corporate headquarters during normal business hours and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RSG2022.

Availability of Proxy Materials

We are pleased to utilize Securities and Exchange Commission rules that allow us to furnish these proxy materials and our Annual Report on Form 10-K in digital form online. Shareholders of record will be mailed a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the proxy materials and our Annual Report on Form 10-K online and, if they prefer, how to request paper copies of these materials. We believe providing these materials online enables us to reduce the environmental impact of our Annual Meeting and lower our printing and delivery costs while providing shareholders with the information they need more quickly and efficiently.

Proxy Voting

Your participation at our Annual Meeting is important. To ensure your representation, if you do not expect to participate in the virtual meeting, please vote your shares as instructed in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card at your earliest convenience. Your prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

Virtual Meeting

Due to the continued public health impact of the COVID-19 pandemic, we will hold this year’s Annual Meeting in a virtual meeting format only. Shareholders of record at the close of business on the Record Date may attend the Annual Meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RSG2022 and entering the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The format of the Annual Meeting will ensure that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.

By Order of the Board of Directors,

CATHARINE D. ELLINGSEN

Executive Vice President, Chief Legal Officer,

Chief Ethics & Compliance Officer, and Corporate Secretary

Phoenix, AZ

March 29, 2022

4	|	Republic Services, Inc. 2022 Proxy Statement

Proxy Statement Table of Contents

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 16, 2022: This Proxy Statement relating to the 2022 Annual Meeting of Shareholders and the Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.proxyvote.com.

Proxy Summary

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proxy Summary

We are providing this Proxy Statement (“Proxy Statement”) to shareholders in connection with the solicitation by the Board of Directors (the “Board”) of Republic Services, Inc., a Delaware corporation (“Republic,” “Republic Services,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the annual meeting of shareholders to be held virtually on May 16, 2022 (the “Annual Meeting”), and at any adjournment thereof, for the purposes set forth in the accompanying notice. This proxy summary is intended to provide an overview of the items contained in this Proxy Statement. We encourage you to read the entire Proxy Statement prior to voting your shares.

annual meeting of shareholders

Date and time:Monday, May 16, 2022 at 10:30 a.m., Pacific Time

Place:Via webcast at www.virtualshareholdermeeting.com/RSG2022 record date:Shareholders as of March 25, 2022 are entitled to attend and vote

Proposals and Board Recommendations		BOARD’S RECOMMENDATION	PAGE REFERENCE
Proposal 1	Election of the 12 Director Nominees in this Proxy Statement	FOR	82
Proposal 2	Advisory Vote on Named Executive Officer Compensation	FOR	83
Proposal 3	Ratification of Independent Registered Public Accounting Firm for 2022	FOR	84
Proposal 4	Shareholder Proposal to amend the Company’s clawback policy for senior executives	AGAINST	85
Proposal 5	Shareholder Proposal to commission a third-party environmental justice audit	AGAINST	87
Proposal 6	Shareholder Proposal to commission a third-party civil rights audit	AGAINST	89

2021 Business and Performance Highlights

During 2021, we continued to create value for our shareholders. Our performance reflects our continued progress on our strategic priorities. We remain focused on executing our strategy designed to generate profitable growth by sustainably managing our customers’ needs, manage our cost structure, generate consistent earnings and free cash flow growth, improve return on invested capital, and increase cash returns to our shareholders. We outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance. Highlights of the year include:

8	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

60	$1.52B	17%

Expanded adjusted EBITDA(1) MARGIN 60 basis points	Generated $1.52 billion of adjusted free cash flow(1)	Grew adjusted EPS(1) 17%

350	$805M	$1B+

Improved adjusted free cash flow(1) conversion 350 basis points	Returned $805 million to shareholders through share repurchases and dividends	Invested over $1 billion in acquisitions
(1)

Adjusted EPS, adjusted EBITDA and adjusted free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 98.

Environmental, Social and Governance (ESG) Leadership

Our sustainability goals and practices are core to our business and are integrated into our business strategy as well as our long-term financial targets. Sustainable business practices are embedded in our day-to-day operations, which we believe improve our profitability and support long-term value creation for our shareholders. The Board is responsible for overseeing our management’s handling of environmental, social and enterprise risks, including physical and transition risks and opportunities associated with climate change. As a result of this ongoing commitment to sustainable business practices, we have been recognized for our leading performance in several key areas including employee engagement, ethics, innovation and climate change management and resiliency.

2021 Pepole COMPANIES THAT CARE Great Place To Word Certified AUG 2021-AUG 2022 USA Sustainability YearBook Member 2021 S&P Global TOP BARRONS Most Sustainable Companies 2021 FORTUNE WORLD'S MOST ADMIRED COMPANIES 2021 Member of Dow Jones Sustainability Indices Powered by the S&P Global CSA 3BL ME DAI 100 BEST CORPORATE CITIZENS 2021 CDP DISCLOSER 2021

Sustainability in Action

We are partnering with our customers to create a more sustainable world. We are passionate about our role as responsible stewards of our nation’s waste, and we continue to make progress on our 2030 Sustainability Goals, which reaffirm our commitment to the elements of our sustainability platform: Safety, Talent, Climate Leadership and Communities.

Republic Services, Inc. 2022 Proxy Statement	|	9

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Nominees and Corporate Governance Highlights

The table below lists the names of our director nominees and the standing committees on which they serve as of the mailing date of this Proxy Statement.

DIRECTOR NAME	AGE	DIRECTOR SINCE	COMMITTEES	INDEPENDENT
Manuel Kadre (Chairman)	56	2014	—
Tomago Collins	50	2013	Sustainability & Corporate Responsibility Committee (Chair) and Audit Committee
Michael A. Duffy	52	2020	Audit Committee and Sustainability & Corporate Responsibility Committee
Thomas W. Handley	67	2016	Talent & Compensation Committee (Chair) and Nominating & Corporate Governance Committee
Jennifer M. Kirk	47	2016	Audit Committee (Chair) and Nominating & Corporate Governance Committee
Michael Larson	62	2009	Nominating & Corporate Governance Committee (Chair), Finance Committee and Talent & Compensation Committee
Kim S. Pegula	52	2017	Sustainability & Corporate Responsibility Committee and Talent & Compensation Committee
James P. Snee	55	2018	Finance Committee (Chair), Nominating & Corporate Governance Committee and Talent & Compensation Committee
Brian S. Tyler	55	2021	Audit Committee, Finance Committee and Sustainability & Corporate Responsibility Committee
Jon Vander Ark	46	2021	—
Sandra M. Volpe	54	2016	Finance Committee, Nominating & Corporate Governance Committee and Sustainability & Corporate Responsibility Committee
Katharine B. Weymouth	55	2018	Audit Committee, Finance Committee and Talent & Compensation Committee

10	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board Highlights

Our Board is comprised of highly engaged and skilled directors with varied experiences and backgrounds, who bring diverse perspectives to their oversight of our business, while representing the long-term interests of our shareholders.

director changes in 2021

We are committed to maintaining a Board that has a balanced mix of skills and attributes.  We accomplish this through our active refreshment and director succession planning process. Effective April 1, 2021, we added Brian S. Tyler, CEO of McKesson Corporation, as a new director. And, as part of our leadership transition in 2021, the Board elected Company President Jon Vander Ark as CEO effective June 25, 2021. Mr. Vander Ark was appointed to the Board effective July 1, 2021 and will be standing for reelection this year.

Board Practices

Our Board has developed a robust set of practices to help ensure appropriate composition and effective functioning. The Board maintains a regular Board evaluation process that is closely linked with ongoing succession planning and is committed to regular board refreshment based on the Company’s current and future needs and strategic priorities. The following chart summarizes the independence, tenure, age and diversity of our director nominees.

Independence NEARLY ALL INDEPENDENT Tenure AVG. TENURE: 5.1 YRS Age AVG. AGE: 53.3 YRS Independent Insiders <5 years 5-10 years >10 years 46-55 56-65 66+ 25% Racial/Ethnic Diversity 33% Gender Diversity

Shareholder Engagement

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board. During 2021, we engaged directly with shareholders representing approximately 49% of shares outstanding, as well as one proxy advisor and discussed our business performance, commitment to sustainable business practices and our human-centered talent program.

Corporate Governance Highlights

We continuously monitor developments and best practices in corporate governance and enhance our practices as warranted and based on shareholder feedback. Key features of our corporate governance practices are noted below:

Shareholder Engagement Program with select participation of independent directors	Robust Clawback Policy (updated in 2022)
Proxy Access Right	Thoughtful Board Evaluation Process
Independent Board Chairman	Formal Onboarding Program for New Directors
Director and Executive Succession Planning	Majority Vote Standard
Majority Independent Board (11 of 12 director nominees)	Deferral of Compensation for Directors (restricted stock units or cash)
No Supermajority Vote Requirements	Code of Business Ethics and Conduct
Shareholder Action by Written Consent	Political Contributions Policy
Independent Board Committees	Mandatory Retirement Age for Directors
Annual Director Elections	Anti-Hedging and Anti-Pledging Policies
Human Rights Policy	One Share, One Vote Structure

Republic Services, Inc. 2022 Proxy Statement	|	11

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Compensation Highlights

Components of Our Executive Compensation Program

The Talent & Compensation Committee is committed to a performance-based executive compensation program that enables us to attract, retain and motivate our leadership team to drive financial success and sustained shareholder value creation. The core compensation elements for the executive officers listed in the Summary Compensation Table (referred to as “named executive officers” or “NEOs”) are:

•	base salary;
•	annual cash incentive based on target; and
•	long-term incentive (“LTI”) awards based on targets, which are delivered in performance shares (“PSUs”) and restricted stock units (“RSUs”).

Our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance metrics, while our LTI metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interests between our executives and shareholders. Together, these metrics provide the appropriate balance in target total direct compensation (“Target TDC”) to drive financial and operational performance that will build long-term value for our shareholders.

2021 CEO Target TDC(1) Time-based Performance-based 2021 Other NEO Target TDC (Avg.) 14% BASE SAALART 21% 20% RSUs Our RSUs are long-term awards that verst ratably over four years. 22% 47% PSUs Our PSUs are long-term performance-based awards that are designed to grow our business with an emphasis on cash flow while maximizing investment retuns and aligning interests between our executives and shareholders. 40% Return on invested Caapital 40% Cash Dlow Value Creation 20% relative Total Shareholder Return 39% 19% ANNUAL INCENTIVE Our annual incentive awards are designed to encourage profitable growth and are widely accepted by the investment community as important, short-term, performance-based awards. 50% earnings per Share 50% free Cash Flow 18% 67% of CEO Target TDC was delivered in equity that vests over three and four years. 61% of Other NEO Target TDC was delivered in equity that vests over three and four years. 66% of CEO Target TDC was performance-based. 57% of Other NEO Target TDC was performance-based.

(1) CEO data is based on Mr. Vander Ark’s Target TDC following his promotion to President and CEO on June 25, 2021.

12	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Compensation Link to Strategy

Our compensation program is focused on achieving key financial results that support shareholder value creation.  We maintain rigorous performance goals on a bottom-up basis, reflecting management initiatives, such as profitable revenue growth, controllable operating expenses, capital investment and M&A, and the impact of anticipated external factors, such as the macroeconomic environment, Consumer Price Index (“CPI”) impact on pricing, commodity pricing and regulatory changes. Progress towards our sustainability goals is included within each of our management initiatives and therefore directly linked to our executive compensation. To align management incentives, our metrics and performance targets focus on factors that management can impact, rather than external factors that are outside of management’s control or ability to mitigate.

Our Talent & Compensation Committee has approved changes to our executive compensation program to further align compensation with our ESG-related strategic priorities. After several years of consideration, our Talent & Compensation Committee has approved a change to the annual incentives for senior executives including our NEOs, whereby the Committee may adjust such annual incentives up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals.

Compensation Governance Highlights

We have established a number of compensation best practices that help ensure our compensation program remains aligned with shareholder interests. Key features of these practices are noted below:

Pay-for-Performance Incentive Structures	Active Management of Dilution from Equity Plans
Stock Ownership Guidelines for Senior Management	No Dividends on Unearned PSUs
Stock Ownership Guidelines for Directors	Limited Perquisites
Independent Compensation Consultant	No Excise Tax Gross-Ups
Robust Clawback Policy (updated in 2022)	No Hedging, Pledging or Short Sales
Double Trigger Change in Control Provisions	Annual Risk Assessment of Compensation Program

We encourage you to read the entire Proxy Statement for additional information prior to voting your shares.

Republic Services, Inc. 2022 Proxy Statement	|	13

BOARD AND GOVERNANCE

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance

Republic’s Board of Directors

Republic’s Board currently consists of 12 directors. The Board’s Nominating & Corporate Governance Committee (the “Governance Committee”) evaluated our director nominees in accordance with the Governance Committee’s charter and our Corporate Governance Guidelines and submitted the nominees to the full Board for approval. We believe that each of our director nominees is highly qualified and collectively, they represent an ideal mix of experience, wisdom, integrity, and ability to advance Republic’s strategy and serve the interests of all our stakeholders.

Independence independent insiders Tenure <4years 5-10years >10years Age Mix 46-55 56-65 66+ Ethnic Diversity Ethnically diverse Non-ethnically diverse Gender Diversity Men Women Skills distribution Executive (Active or retired chair, CEO or COO) Accounting Strategy Finance/Investments Marking sales Technology/Cyber Security Operations/Logistics HR/Talent ESG NO OF DIRECTORS 0 1 2 3 5 6 7 8 9 10 11 12 8 77 4 6 4 78 4 8

Our 12 director nominees are each highly engaged and skilled professionals who recognize that strong corporate governance contributes to long-term shareholder value.

16	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Biographical Information Regarding Director Nominees

Manuel Kadre CHAIRMAN OF THE BOARD SINCE 2017; DIRECTOR SINCE JUNE 2014	Committees: None

RELEVANT SKILLS AND QUALIFICATIONS

Chief Executive and Management experience gained as Chief Executive Officer of Gold Coast Caribbean Importers and MBB Auto, LLC

Financial and Strategy experience from his leadership roles in acquiring and managing several businesses as well as running successful businesses that are focused on positioning well-known brands in highly regulated markets

CAREER
HIGHLIGHTS

MBB Auto, LLC, 2012 – Present

Chief Executive Officer

Gold Coast Caribbean Importers, 2005 – 2014

Chief Executive Officer

CC1 Companies, 1995 – 2009

President, Vice President, General Counsel and Secretary

OTHER PUBLIC COMPANY DIRECTORSHIPS

(within the past 5 years)

Bright Health Group, Inc., 2021 – Present

(Lead Independent Director, Chair of the Nominating and Corporate Governance Committee, Member of the Audit Committee and the Compensation and Human Capital Committee)

Mednax, Inc., 2007 – Present (Lead Independent Director, Member of the Compensation Committee, Strategy Committee, and Chair of the Nominating and Corporate Governance Committee)

The Home Depot, Inc., 2018 – Present (Member of the Audit Committee and the Finance Committee)

ADDITIONAL EXPERIENCE AND SERVICE Board of Trustees, University of Miami Board of Directors, University of Miami Health System

Tomago Collins DIRECTOR SINCE AUG. 2013	COMMITTEES: Sustainability & Corporate Responsibility (Chair), Audit

RELEVANT SKILLS AND QUALIFICATIONS

Communications and Public Affairs experience gained as the strategic public affairs and communications executive for all Kroenke Sports & Entertainment-owned sports, entertainment, media, real estate, ranch, and vineyard products, including Arsenal Football Club, Los Angeles Rams, Denver Nuggets, Altitude Sports & Entertainment network, and Ball Arena

Strategy and M&A experience gained from his role with Kroenke, where Mr. Collins works closely with senior management on business development, mergers and acquisitions, and strategic planning

CAREER HIGHLIGHTS Kroenke Sports & Entertainment, 2003–Present Executive Vice President, Communications and Business Development The (Louisville) Courier-Journal and CNN International, Journalist

OTHER PUBLIC COMPANY DIRECTORSHIPS

(within the past 5 years)

AutoNation, Inc., 2014–2019

Clear Secure, Inc., 2021–Present (Member of the Audit Committee and the Nominating and Corporate Governance Committee)

Arctos Northstar Acquisition Corp., 2021–Present (Chair of the Compensation Committee and Member of the Audit Committee)

Williams Rowland Acquisition Corp., 2021–Present

ADDITIONAL EXPERIENCE AND SERVICE Director, Global Down Syndrome Foundation Director, Four Seasons Hotels and Resorts

Republic Services, Inc. 2022 Proxy Statement	|	17

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Michael A. Duffy DIRECTOR SINCE JULY 2020	COMMITTEES: Audit, Sustainability & Corporate Responsibility

RELEVANT SKILLS AND QUALIFICATIONS

Leadership, Management, and Chief Executive experience gained as the current Chief Executive Officer of FleetPride, Inc. and former Chief Executive Officer of C&S Wholesale Grocers, Inc.

Operations and Supply Chain experience from his roles managing the supply chains of Cardinal Health, Inc. and The Procter & Gamble Company

CAREER

HIGHLIGHTS

FleetPride, Inc., 2021–Present

Chief Executive Officer

C&S Wholesale Grocers, Inc., 2017–2020

Chief Executive Officer

Cardinal Health, Inc., 2006–2017

President, Hospital Solutions and Global Supply Chain President, Medical Products Various executive positions with increasing responsibility

The Procter & Gamble Company, 2005–2006

Vice President, Global Supply Chain

Gillette Company, 2001-2005 (Acquired by P&G in 2005)

Vice President, North America Value Chain

New York Consulting Partners, 1997–1999, 2000–2001

Partner

ADDITIONAL EXPERIENCE
AND SERVICE

Former Board Member, Food Marketing Institute

Former Board Member, Retail Industry Leaders Association

Former Board Member, C&S Wholesale Grocers

Former Board Member, Columbus Metropolitan Library System

Former Board Member, Council for Supply Chain Management Professionals

Thomas W. Handley DIRECTOR SINCE JULY 2016	Committees: Talent & Compensation (Chair), Nominating & Corporate Governance

RELEVANT SKILLS AND QUALIFICATIONS

Operations and Management experience gained as the Chief Operating Officer for the investment operations of William H. Gates III, responsible for Mr. Gates’ non-Microsoft investments as well as the investments of the Bill & Melinda Gates Foundation Trust, and from his former role as the President and Chief Operating Officer of Ecolab Inc.

Strategy and Marketing experience from his extensive history with The Procter & Gamble Company, which focused on marketing and strategic planning for a global business unit

CAREER
HIGHLIGHTS

William H. Gates III, 2019 – Present

Chief Operating Officer for the investment operations for non-Microsoft investments and investments of the Bill & Melinda Gates Foundation Trust

Ecolab Inc., 2003 – 2019

Special Advisor to the CEO responsible for the spin-off of Ecolab’s upstream energy business

President and Chief Operating Officer

Various executive positions with increasing responsibility

The Procter & Gamble Company, 1981 – 2003

Vice President, Global Planning, Marketing and Always Global Franchise

Various positions in general and brand management both in the United States and internationally

OTHER PUBLIC COMPANY DIRECTORSHIPS (within the past 5 years) HB Fuller Company, 2010 – Present (Member of the Corporate Governance and Nominating Committee and Chair of the Audit Committee)

ADDITIONAL EXPERIENCE
AND SERVICE

Board Member, 5th Avenue Theatre Association

Former Director and Member, National Association of Manufacturers Executive Board (organization’s governing board)

Former Board Member and Former Chair, Ordway Center for Performing Arts

18	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Jennifer M. Kirk DIRECTOR SINCE JULY 2016	Committees: Audit (Chair), Nominating & Corporate Governance

RELEVANT SKILLS AND QUALIFICATIONS

Accounting and Financial experience gained from over 25 years in finance, accounting and compliance, including her current position as Senior Vice President, Global Controller and Chief Accounting Officer at Medtronic

Leadership and Management experience gained from leading global business operations financial support and finance business processes

CAREER
HIGHLIGHTS

Medtronic PLC, 2021 – Present

Senior Vice President, Global Controller and Chief Accounting Officer

Occidental Petroleum Corporation, 1999 – 2020

Senior Vice President, Integration and Value Capture

Vice President, Controller and Chief Accounting Officer

Various operational and HQ positions with increasing responsibility

Arthur Andersen LLP, 1996 – 1999

Responsibilities encompassed all areas of financial statement audits including planning, supervision and financial statement reporting at both a staff and senior level

OTHER PUBLIC COMPANY DIRECTORSHIPS (within the past 5 years) Western Midstream Partners, LP, 2019 – 2020

ADDITIONAL EXPERIENCE
AND SERVICE

Member, Chief Accounting Officer Network and the American Institute of Certified Public Accountants

Former Director, Boys and Girls Club of Greater Houston

Former Director, Women’s Chamber of Commerce Houston

Volunteer, Juvenile Diabetes Research Foundation

Michael Larson DIRECTOR SINCE OCTOBER 2009	Committees: Nominating & Corporate Governance (Chair), Finance, Talent & Compensation

RELEVANT SKILLS AND QUALIFICATIONS

Financial experience gained as Chief Investment Officer to William H. Gates III, responsible for Mr. Gates’ non-Microsoft investments as well as the investments of the Bill & Melinda Gates Foundation Trust

Investment and Leadership experience gained from over 40 years of making investments and acquiring a broad understanding of the capital markets, business cycles, capital investment and allocation and an appreciation of the interests of long-term shareholders (including the perspective of our largest shareholder, Mr. Gates’ Cascade Investment, L.L.C.)

CAREER
HIGHLIGHTS

William H. Gates III, 1994 – Present

Chief Investment Officer responsible for investment management for non-Microsoft investments and investments of the Bill & Melinda Gates Foundation Trust

Additional Experience, Prior to 1994

Harris Investment Management

Putnam Investments

ARCO

OTHER PUBLIC COMPANY DIRECTORSHIPS

(within the past 5 years)

Ecolab Inc., 2012 – Present (Chair of the Finance Committee and Member of the Safety, Health and Environment Committee)

Fomento Económico Mexicano, S.A.B.de C.V., 2011 – Present

AutoNation, Inc., 2010 – 2018

ADDITIONAL EXPERIENCE
AND SERVICE

Member of the Western Asset Funds Board of Directors, Member of the Audit, Governance and Nominating, Executive and Contracts, and Investment and Performance Committees

Republic Services, Inc. 2022 Proxy Statement	|	19

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Kim S. Pegula DIRECTOR SINCE JULY 2017	Committees: Sustainability & Corporate Responsibility, Talent & Compensation

RELEVANT SKILLS AND QUALIFICATIONS

Leadership, Management, and Chief Executive experience gained as President and Chief Executive Officer of Pegula Sports & Entertainment, a multifaceted management company that oversees the business operations of a variety of professional sports, entertainment, real estate, financial and hospitality entities

Marketing and Strategy experience in creating, developing and operating successful brands and sports franchises

CAREER
HIGHLIGHTS

NHL Buffalo Sabres, 2011 – Present

Owner, President

NFL Buffalo Bills, 2014 – Present

Owner, President

Pegula Sports & Entertainment, 2014 – Present

President, Chief Executive Officer and Owner

East Management Services and East Asset Management, 2010 – Present

Chief Operating Officer

East Resources, Inc. (Sold to Royal Dutch Shell in 2010)

Communications and Investor Relations Director, Officer

OTHER PUBLIC COMPANY DIRECTORSHIPS (within the past 5 years) East Resources Acquisition Company, 2020 – Present

ADDITIONAL EXPERIENCE
AND SERVICE

National Football League, Business Ventures Committee, NFL Fan Engagement, Major Events Advisory Committee, NFL Foundation Committee, Workplace Diversity Committee

National Hockey League, Board of Governors, Hockey Hall of Fame and Museum Board, Co-chair of the NHL Diversity and Inclusion Council

James P. Snee DIRECTOR SINCE JULY 2018	Committees: Finance (Chair), Nominating & Corporate Governance, Talent & Compensation

RELEVANT SKILLS AND QUALIFICATIONS

Leadership, Management, and Chief Executive experience gained as Chairman and Chief Executive Officer of Hormel Foods Corporation, a publicly traded international Fortune 500 company

Strategy and Operations experience gained from senior operational roles at Hormel Foods Corporation, including as Chief Operating Officer from 2015 to 2016

CAREER
HIGHLIGHTS

Hormel Foods Corporation, 1989 – Present

Chairman, President and Chief Executive Officer

President and Chief Operating Officer

Group Vice President and President, Hormel Foods International Corporation

Vice President and Senior Vice President, Hormel Foods International Corporation

Vice President, Affiliated Business Units

	OTHER PUBLIC COMPANY DIRECTORSHIPS (within the past 5 years) Hormel Foods Corporation, 2015 – Present (Chairman of the Board)	ADDITIONAL EXPERIENCE AND SERVICE Board and Executive Committee Member, Grocery Manufacturers Association Executive Board Member, North American Meat Institute Board Member, The Hormel Foundation

20	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Brian S. Tyler DIRECTOR SINCE APRIL 2021	Committees: Audit, Finance, Sustainability & Corporate Responsibility

RELEVANT SKILLS AND QUALIFICATIONS

Leadership, Management, and Chief Executive experience gained as Chief Executive Officer of McKesson Corporation, a publicly traded $230 billion healthcare distribution and services firm

Strategy and Operations experience gained from twenty-five years at McKesson, serving in a variety of leadership roles across its global footprint

CAREER
HIGHLIGHTS

McKesson Corporation, 1997 – Present

Chief Executive Officer, President and Chief Operating Officer

Chairman, McKesson Europe AG President and Chief Operating Officer, McKesson Europe AG

President, North America Pharmaceutical Distribution & Services

Various executive positions with increasing responsibility

	OTHER PUBLIC COMPANY DIRECTORSHIPS (within the past 5 years) McKesson Corporation, 2019 – Present	ADDITIONAL EXPERIENCE AND SERVICE Board member, International Federation of Pharmaceutical Wholesalers (IFPW) Board member, IFPW Foundation

Jon Vander Ark DIRECTOR SINCE JULY 2021	Committees: None

RELEVANT SKILLS AND QUALIFICATIONS

Industry, Leadership and Operations experience gained as an officer of Republic for the last nine years, responsible for driving performance and profitable, organic growth

Strategy, Sales and Marketing experience gained from leading Republic’s brand management, marketing and sales capabilities and consulting for leading companies on strategy, organization, operations, and marketing and sales topics

CAREER
HIGHLIGHTS

Republic Services, Inc., 2013 – Present

President and Chief Executive Officer President

Executive Vice President, Chief Operating Officer

Executive Vice President, Operations

Executive Vice President, Chief Marketing Officer

McKinsey & Company, 2000 – 2012

Partner

Associate Principal

Manager

ADDITIONAL EXPERIENCE AND SERVICE Board member, Chances for Children

Republic Services, Inc. 2022 Proxy Statement	|	21

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Sandra M. Volpe DIRECTOR SINCE DECEMBER 2016	Committees: Finance, Nominating & Corporate Governance, Sustainability & Corporate Responsibility

RELEVANT SKILLS AND QUALIFICATIONS

Financial experience gained over a twenty-five year career in financial and strategic planning roles at large global companies including FedEx and Lender’s Service, Inc.

Strategy and Operations experience as Senior Vice President at FedEx where Ms. Volpe is responsible for strategy across FedEx Ground, internal and external communications, and business development solutions

CAREER
HIGHLIGHTS

FedEx Ground, 2000 – Present

Senior Vice President, Strategic Planning, Communications and Business Development Solutions

Senior Vice President, Strategic Planning, Communications and Contractor Relations

Vice President, Strategic Planning

Vice President, Finance

Lender’s Service, Inc., 1993 – 2000

Director of Financial Planning and Analysis

Associate Vice President

ADDITIONAL EXPERIENCE
AND SERVICE

Executive Leadership Chair, Go Red for Women

Board Member, American Heart Association, Eastern States (former Board Chair)

Vice Chair, National Advisory Board for the Ambassador Crawford College of Business and Entrepreneurship at Kent State University

National Trustee, Kent State University Board of Trustees

FedEx 5 Star Award, FedEx Leadership Award, FedEx Corporation Bravo Zulu Award for Service, and Prudential Principle Player Award

2018 Spirit of Women in Business Award, Kent State University

Katharine B. Weymouth DIRECTOR SINCE OCTOBER 2018	Committees: Audit, Finance, Talent & Compensation

RELEVANT SKILLS AND QUALIFICATIONS

Leadership, Management, and Chief Executive experience gained through numerous leadership positions at The Washington Post, including Publisher and Chief Executive Officer, and as the former Chief Operating Officer and former CEO of The Chef Market (formerly dineXpert), a group buying organization working with independent restaurants

Strategy and Marketing experience from her eight years in the advertising department at The Washington Post, where as Vice President of Advertising she led the transformation of The Washington Post from a print newspaper business to a digital content business

CAREER
HIGHLIGHTS

FamilyCare, 2021 – Present

Chief Operating Officer

The Chef Market (formerly dineXpert), 2017 – Present

Senior Advisor

Chief Operating Officer

Chief Executive Officer

The Washington Post, 1996 – 2014

Chief Executive Officer and Publisher

Director of Advertising Sales,

Vice President of Advertising, Assistant General Counsel

Various other legal and advertising positions with increasing responsibility

OTHER PUBLIC COMPANY DIRECTORSHIPS

(within the past 5 years)

Xometry, Inc. 2020 – Present (Chair of the Nominating and Corporate Governance Committee and Member of the Audit Committee)

Sequoia Fund, Inc., 2020 – Present (Member of the Audit Committee and the Nominating Committee)

Cable One, Inc., 2015 – Present (Member of the Compensation and Talent Management Committee)

Graham Holdings Company, 2010 – Present (Member of the Finance Committee and the Compensation Committee)

ADDITIONAL EXPERIENCE AND SERVICE Trustee, Philip L. Graham Fund Trustee, Greater Washington Community Foundation

22	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance Matters

We operate within a comprehensive corporate governance framework that defines responsibilities, sets high ethical standards of professional and personal conduct, and helps ensure compliance with these responsibilities and standards. The Board’s Corporate Governance Guidelines provide the framework for effective governance and are amended by the Board from time to time in response to changing laws, evolving best practices, and shareholder input.

Board Leadership Structure

We have a non-executive Chairman of the Board and a separate CEO. The Board believes that having a non-executive, independent director serving as the Chairman of the Board is in the best interests of Republic and its shareholders because it strengthens the Board’s independence and allows the CEO to focus his talents and attention on managing our business. The Chairman of the Board is also a valuable bridge between the Board and management and provides independent leadership to the Board.  Responsibilities of the role include:

•	setting the agenda and procedures for Board meetings in collaboration with the CEO;
•	presiding over all Board meetings;
•	supervising the circulation of information to the directors;
•

after consulting with the CEO and other directors, providing input to the Governance Committee regarding revisions to our Corporate Governance Guidelines and the appointment of chairs and members of the Board’s committees;

•	coordinating periodic reviews of senior management’s strategic plan;
•	shareholder engagement;
•	consulting with committee chairs about the retention of advisors and experts; and
•	performing such other duties and services as the Board may require.

The Chairman of the Board also has the authority to request access to any of our employees at any time.

Our Board has five standing committees — the Audit Committee, the Talent & Compensation Committee, the Finance Committee, the Governance Committee and the Sustainability & Corporate Responsibility Committee. Each committee consists solely of independent directors and has its own chair who is responsible for directing the committee’s work in fulfilling its responsibilities.

BOARD OF DIRECTORS Audit Committee 5 members All independent Talent & Compensation Committee 5 members All independent Governance Committee 5 members All independent Finance Committee 5 members All independent Sustainability & Corporate Responsibility Committee 5 members All independent

Board Meetings and Committees

Meeting Participation

The Board held five meetings during 2021. Each director attended at least 75% of the total number of Board meetings and the total number of meetings of all Board committees on which he or she served and held during his or her term of service. The non-employee directors met regularly in executive sessions during 2021.

Committee Composition

Each of the five standing committees — the Audit Committee, the Finance Committee, the Talent & Compensation Committee, the Governance Committee, and the Sustainability & Corporate Responsibility Committee — operates under a written charter adopted by the Board and reviews its charter at least annually. Messrs. Kadre and Vander Ark are not members of any of our standing committees. Information regarding each of the current standing committees as of the mailing date of this Proxy Statement appears in following chart.

Republic Services, Inc. 2022 Proxy Statement	|	23

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee	Key Responsibilities		The committee held FOUR meetings and met regularly in executive sessions during 2021
•

Assists the Board in monitoring the integrity of financial statements, our compliance with legal and regulatory requirements, political contributions, our ethics and compliance program and the independence and performance of our internal and external auditors on an annual basis

Jennifer M. Kirk*, Chair Tomago Collins Michael A. Duffy Brian S. Tyler* Katharine B. Weymouth	•

Meets with management and the independent auditor to review the Company’s major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures including a review of information and security policies, data protection strategies and internal controls

	•	Reviews issues regarding accounting principles, financial statement presentations, internal controls and the effect of regulatory and accounting initiatives on the financial statements of the Company
	•	Has the ultimate authority and responsibility to select, evaluate, terminate and replace our independent registered public accounting firm
	•	Approves the Audit Committee Report in this Proxy Statement

* Our Board has determined that each of Ms. Kirk and Mr. Tyler qualify as an "audit committee financial expert" within the meaning of Item 407 of Regulation S-K.

Talent & Compensation Committee	Key Responsibilities		The committee held FIVE meetings and met regularly in executive sessions during 2021
	•	Establishes and regularly reviews our compensation and benefits philosophy and program consistent with corporate financial goals and objectives, including ESG metrics
	•	Determines the salaries and incentive compensation payable to executive officers, including annual and long-term incentive compensation under our shareholder approved pay-for performance program
Thomas W. Handley, Chair Michael Larson Kim S. Pegula James P. Snee Katharine B. Weymouth	•	Administers our benefits plans and our stock incentive plan
	•	Evaluates our CEO's performance, sets his compensation and reviews the executive succession plan overseen by the Governance Committee
	•	Reviews and oversees our talent management strategy and execution including talent acquisition and retention, inclusion and diversity, employee engagement and employee wellbeing
	•	Engages with management each quarter on critical elements of our talent program
	•	Oversees the annual risk assessment of our compensation policies and practices
	•	Oversees the scope and engagement of the external compensation consultant's services

The Committee retained Pearl Meyer & Partners ("Pearl Meyer") as its compensation consultant, as further discussed on page 65.

Nominating & Corporate Governance Committee	Key Responsibilities		The committee held FOUR meetings and met regularly in executive sessions during 2021
•

Identifies Director candidates that it recommends to our Board for selection as the director nominees for the next annual meeting or to fill vacancies and candidates that it recommends to our Board for selection as the Chairman of the Board

	•	Develops and recommends our corporate governance principles and reviews and provides oversight of the effectiveness of our governance practices
Michael Larson, Chair Thomas W. Handley Jennifer M. Kirk James P. Snee Sandra M. Volpe	•	Oversees the annual evaluation of the Board and its committees
•

Makes recommendations to the Board related to the compensation of nonemployee directors, and monitors the talent management and succession planning program for executive management to ensure appropriate focus on maintaining a diverse team of current and future executives

	•	Considers nominations for the Board from shareholders that are entitled to vote for the election of directors, as described under 'Shareholder Director Recommendation Policy"

Sustainability & Corporate Responsibility Committee	Key Responsibilities		The committee held FOUR meetings and met regularly in executive sessions during 2021
•

Reviews the Company’s sustainability performance and progress towards sustainability goals and objectives, including appropriate ESG scorecards and rankings and the Company’s climate change initiatives

•

Reviews and provides oversight on sustainability and corporate responsibility topics including community engagement, sustainability performance and innovation, climate change, environmental management and security for the Company’s people and assets

Tomago Collins, Chair Michael A. Duffy Kim S. Pegula Brian S. Tyler Sandra M. Volpe
	•	Reviews the annual sustainability report and charitable giving policies
•

Engages with shareholders and proxy advisor firms on sustainability, business conduct, environmental, safety and other matters relating to social, political and public policy issues, including the review and evaluation of shareholder proposals on these topics

Finance Committee	Key Responsibilities		The committee held THREE meetings and met regularly in executive sessions during 2021
	•	Reviews the financial condition of the Company including the annual finance plan, long-term financial objectives and financial management principles
James P. Snee, Chair Michael Larson Brian S. Tyler Sandra M. Volpe Katharine B. Weymouth	•	Reviews and makes recommendations on management proposals for financing requirements, dividends, proposed capital budget, certain capital expenditures and the repurchase of Company stock
	•	Evaluates the financial impact of certain acquisitions and divestitures and conducts post-acquisition reviews
	•	Annually reviews the Company’s insurable risk management strategy
	•	Reviews and reports to the Board on the significant financial impact of retirement benefit plans

24	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board Refreshment

We are committed to maintaining a Board that has a balanced mix of skills and attributes, and we accomplish this through our active refreshment and director succession planning process. The addition of nine new directors since 2016 highlights our commitment to seek highly qualified candidates who will bring additional skills and perspectives to the Board.

Director Onboarding Process

Upon joining our Board, new directors are provided with a comprehensive orientation and participate in a formal onboarding process to facilitate their transition onto our Board. Our onboarding process familiarizes new directors with the Company’s business, strategic plans, governance program, Board policies, and the director’s responsibilities on assigned committees. New directors hold meetings with Republic’s senior leadership and key management representatives to learn about the Company. They also participate in site visits. Based on feedback received, we believe this onboarding program, coupled with participation in regular Board and committee meetings, provides new directors with a strong foundation in our Company’s business, and accelerates their ability to fully engage in Board discussions and decision-making. Additional training is also encouraged when a director assumes a leadership role as either our Chairman or as a committee chair.

Continuing Education

Our directors attend seminars and continuing education programs relating to corporate governance, audit, and compensation matters. In addition, site visits and external and in-house presentations are scheduled as part of the directors’ continuing education. Examples of continuing education programs attended by some of our directors in 2021 include G100 Network’s Board Excellence program, Harvard Business School executive education programs focused on governance and NACD webinars, among others.

Thoughtful Board Evaluation Process

We recognize that Board and committee evaluations play an important role in ensuring the effective functioning of our Board. Therefore, the Board and each of its committees conduct annual self-assessments, which are overseen by the Governance Committee and include written evaluation forms to assess their effectiveness. Periodically, we will employ the services of an external advisor to assist with the evaluation process. Regardless of whether an external advisor is involved in the evaluation process, the results of these assessments are compiled without attribution, into a single form and sent to the directors for a full Board assessment and to each committee member, for those committees on which they serve, to identify areas for future improvement. This feedback is also considered by the Governance Committee when searching for and evaluating potential future Board nominees to help ensure we are adding new directors with the proper mix of subject matter expertise and perspective consistent with the needs of our growing Company.

Director Succession Planning

The Board, through the Governance Committee, engages in formal Board succession planning/forward planning discussions at regular intervals throughout the year, in which it considers and evaluates director tenure and the skill sets of current directors. These discussions are supported by the formal evaluation process that identifies areas for improvement, including the need to add new members with unique expertise and experience that it believes will benefit our Company. These discussion topics are included as quarterly agenda items for the Governance Committee. The Governance Committee utilizes an executive search firm to identify potential director candidates and conducts interviews on an ongoing basis. The Board also established a mandatory director retirement age of 72 to promote continual refreshment and the addition of diverse perspectives.

Republic Services, Inc. 2022 Proxy Statement	|	25

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Our Board evaluation and succession planning processes are critical components of the Board’s commitment to and execution of its Board refreshment policy. The following graphic illustrates how these processes support our commitment to help ensure we have the right members on our Board:

ANNUAL BOARD EVALUATION	SUCCESSION PLANNING	BOARD REFRESHMENT
• Results shared with full Board • Identifies skills and experiences that could be additive to Board composition • Identifies board governance efficiencies	• Quarterly Governance Committee agenda item • Committee discusses results of Board evaluation annually • Informs new director candidate skill sets	• Evaluation and succession planning process support refreshment planning • Board emphasizes key criteria, diversity

Interconnected evaluation and succession planning practices ensure that our Board composition reflects the skills and experiences that best meet both the current and future needs of our business.

Executive Succession Planning

The Board, through the Governance Committee, also regularly reviews the Company’s executive management succession plan to help ensure business continuity in the event a key executive departs from the Company. This evaluation includes a thorough discussion on the Company’s senior leadership structure with a focus on key executive positions and maintaining a diverse team of current and future executives. The Board’s committees also frequently discuss the talent pipeline, and individuals identified as potential future leaders are given exposure to Board members through formal presentations and informal meetings or events. More broadly, the Board, through the Talent & Compensation Committee, is regularly updated on key talent indicators for the overall workforce, and recruiting and development programs. Republic is also cognizant of the impact our overall compensation program has on our succession planning process and has designed our program accordingly. As an example, our Board’s election of Jon Vander Ark to succeed Donald W. Slager as CEO last year was result of the active engagement by the Board in a thoughtful and comprehensive multi-year CEO succession planning process.

Stock Ownership Guidelines and Anti-Hedging and Anti-Pledging Policies

Our Board believes that ownership of our stock by directors, executive officers, and certain other members of management is important to align their interests with our shareholders’ interests and to demonstrate their commitment to the investing public and our employees.

Our Corporate Governance Guidelines reflect the Board’s belief that directors should be shareholders and have a financial stake in Republic. To support that philosophy, we pay our non-employee directors a significant portion of their compensation in the form of RSUs. Our non-employee directors receive RSUs that either (1) do not distribute until the director’s termination of service on the Board or (2) distribute three years after their grant date. To further demonstrate the Board’s commitment to align itself with our shareholders, our Board’s equity ownership guideline requires each independent director to hold Republic stock or vested RSUs, or both, having a total value of $750,000 within five years from the date of the director’s first full annual grant. All of our independent directors who have been on the Board for at least five years meet this guideline.

We also maintain stock ownership guidelines for our executive officers and other members of management. The stock ownership guidelines for executive officers are: (1) CEO — five times salary; (2) President — four times salary; (3) Executive Officer EVP — three times salary; (4) Senior Vice President — two times salary; and (5) Vice President, Area President and Market Vice President – one times salary. Each member of management has a five-year period from the time of promotion or hire into a covered position to meet the applicable guideline, and interim progress is expected. Members of management may meet their requirement by holding Republic stock or vested Republic stock equivalents in the Deferred Compensation Plan (“DCP”), or both, having the requisite value, and by holding shares in the 401(k) plan.

Our insider trading policy prohibits all directors, officers and employees, and their immediate family members, from engaging in the following transactions relating to Republic securities or derivatives thereof: purchasing or selling puts or calls, short sales, placing standing orders (other than under approved 10b5-1 plans), engaging in short-term or “in-and-out” trading, and holding Republic securities or derivatives thereof in a margin account or pledging them.

26	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Nomination Procedures and Diversity Relating to Board Candidacy

The Governance Committee is responsible for soliciting recommendations for candidates for the Board, reviewing background information for such candidates, and making recommendations to the Board with respect to such candidates. In evaluating candidates, the Governance Committee considers, among other things, the following attributes:

•	independence (if required);
•	personal and professional integrity;
•	sound business judgment;
•	relevant business and industry experience;
•	proper mix of education and skills; and
•	potential effectiveness as a director in serving the long-term interests of our shareholders.

With respect to diversity relating to Board candidacy, our Corporate Governance Guidelines state that directors will be selected in the context of assessing the Board’s needs at the time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board members. To assist in promoting such diversity, the Governance Committee shall take reasonable steps to ensure that new Board nominees are properly drawn from a pool that includes diverse candidates. The Board and the Governance Committee will continue to assess the need to expand the breadth of experience, expertise, and viewpoints represented collectively by our directors and continue to seek top-quality candidates to fill any identified gaps.

Please also see “Shareholder Director Recommendation Policy” on page 28 for information regarding our policies for director candidates identified by shareholders.

Director Independence

Our common stock is listed on the New York Stock Exchange (“NYSE”), which requires that a majority of our Board be comprised of “independent directors” according to the NYSE’s independence standards. The Governance Committee considers the “per se” disqualifications from director independence under NYSE rules when assessing the independence of a current director or a nominee for director. In addition, our Board has adopted categorical standards that provide that certain relationships are not material relationships that would prevent a director’s independence. The Board reviews director independence and considers relationships between each of the directors and their immediate family members and Republic and its subsidiaries, both in the aggregate and individually. Mr. Vander Ark is not an “independent director” under the NYSE listing standards because he is an employee of Republic. The Board determined that the other 11 director nominees meet the NYSE standards for independence and the categorical standards adopted by our Board, and have no material relationships with us that impair their independence. In making its determination, the Board considered, in the case of Messrs. Larson and Handley, their status as chief investment officer and chief operating officer, respectively, to William H. Gates III, who is the beneficial owner of Cascade Investment, L.L.C., our largest shareholder. The Board also considered Mr. Collins’ membership on the board of directors of Four Seasons Hotels and Resorts as a representative of Cascade Investment, L.L.C.

Shareholder Engagement

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board. During 2021, we reached out to shareholders representing approximately 62% of shares outstanding, and engaged directly with shareholders representing approximately 49% of shares outstanding as well as one proxy advisor. Select meetings involved participation of an independent director. Key areas of discussion with shareholders over the past year included:

•	our business performance, including an update on our key strategic priorities;
•	our continued commitment to sustainable business practices, including progress made toward accomplishing our 2030 sustainability goals; and
•	our focus on fostering an inclusive culture for all employees, including our talent management, inclusion and diversity efforts.

Republic Services, Inc. 2022 Proxy Statement	|	27

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annual Meeting Analyze vote results Identify potential developments or enhancements in sustainability, corporate governance, executive compensation, and other matters Continue engaging with shareholder to discuss actions taken, including any enhancement to policies and practices sustainability, and other matters The Cycle of Shareholder Engagement

Engagement With shareholders Directors and management engage in discussions with shareholders to solicit feedback on current policies and practices Engagement topics include, sustainability, corporate governance, executive compensation and other matters Report to the board and executive management Review shareholder feedback and potential areas of development Evaluate and determine appropriate responses and enhancements to policies and practices, if needed Provide reports to the Board and applicable committees

Our Board and management team highly value these shareholder discussions and consider this feedback in Board deliberations and decisions. In these discussions, investors told us that they are pleased with the enhancements the Company has made to the sustainability, governance and compensation framework over the last several years. We received specific feedback that investors appreciated that our governance practices are fully aligned with Investor Stewardship Group’s corporate governance principles for U.S. listed companies, as noted on page 30.

Additional Board Policies

Shareholder Director Recommendation Policy

The Governance Committee will consider director candidates recommended by our shareholders unrelated to a recommendation under our proxy access bylaw provision, described below. A shareholder may propose a nominee to serve as a director before a meeting of shareholders by giving timely written notice and meeting the other requirements set forth in Section 2.12 of our Amended and Restated Bylaws (“Bylaws”).

The Governance Committee determines the eligibility of a proposed nominee to serve as a director, and may require additional information to determine such eligibility. Director candidates proposed by shareholders are evaluated on the same basis as all other director candidates. See “Director Nomination Procedures and Diversity Relating to Board Candidacy” on page 28. The Governance Committee may, in its discretion, interview any director candidate proposed by a shareholder.

Shareholders wishing to recommend director candidates for consideration by the Governance Committee may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To consider a candidate for nomination at the 2023 annual meeting of shareholders, we must receive the shareholder’s written notice no earlier than January 16, 2023 and no later than February 15, 2023. Refer to our Bylaws for additional information and notice requirements.

In addition to satisfying the requirements of our bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Board's nominees must also provide notice that sets forth the information required by Rule 14a-19 under Securities Exchange Act of 1934 (the “Exchange Act”).

Proxy Access Director Nominations

In addition to the right to recommend directors to the Governance Committee, qualifying shareholders also have the right to nominate and include director candidates in our proxy materials by giving adequate and timely notice to the Corporate Secretary pursuant to the procedures and requirements contained in our proxy access bylaw. Any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least 3% of the shares of our outstanding common stock for at least the previous three years are permitted to include up to 25% of the number of director nominees in our proxy materials for our annual meeting of shareholders, provided that the shareholders and nominees satisfy the requirements specified in our Bylaws. In order for such nominees to be included in our proxy statement and form of proxy, shareholders and nominees must submit a notice of proxy access nomination together with certain related information required by our Bylaws.

28	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Shareholders wishing to recommend director candidates using our proxy access bylaw may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To provide adequate time to assess shareholder-nominated candidates, requests to include these candidates in our proxy materials for our 2023 annual meeting of shareholders must be delivered or mailed and received at our principal executive offices no earlier than October 30, 2022 and no later than November 29, 2022.

Director Resignation Policy

Republic is a Delaware corporation. Under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s death, resignation or retirement. To address this potential outcome, we have a director resignation policy in our Bylaws. Under this policy, the Board will nominate for further service on the Board only those incumbent candidates who tender, in advance, irrevocable resignations. Each irrevocable resignation is contingent on the failure to receive the required vote at any annual meeting at which the nominee is nominated for re-election and on Board acceptance of the resignation. The Governance Committee will recommend to the Board whether to accept or reject the tendered resignation. The Board will publicly disclose its decision within 90 days after certification of the election results. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or reduce the size of the Board.

Communications with the Board of Directors

Any shareholder or other interested party who wishes to communicate with the Board, a Board committee, the Chairman of the Board or the non-management directors (as a group or individually) may send correspondence to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The Corporate Secretary will compile and submit such correspondence on a periodic basis to the entire Board or, if designated in the communication, to the appropriate Board committee, the Chairman of the Board or the non-management directors (as a group or the appropriate individual member(s)). The independent directors have approved this process.

Attendance at Annual Meetings Policy

We do not have a formal policy requiring our directors to attend the Annual Meeting. Both Mr. Slager and Mr. Vander Ark attended and Mr. Slager chaired our 2021 annual meeting of shareholders.

Additional Information Regarding Corporate Governance

Shareholders may obtain, free of charge, the current charters for the Audit Committee, Finance Committee, Talent & Compensation Committee, Governance Committee, and Sustainability & Corporate Responsibility Committee, as well as our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Code of Ethics, Political Contributions Policy and Clawback Policy by written request to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. These documents also are available on the “Investors” section of our website at www.RepublicServices.com.

Republic Services, Inc. 2022 Proxy Statement	|	29

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Investor Stewardship Group’s Corporate Governance Principles

The Investor Stewardship Group (“ISG”) sets forth certain corporate governance principles for U.S. listed companies. As described herein and set forth below, Republic’s corporate governance practices are in line with the ISG principles and we continue to monitor and implement developments in best practices that would enhance our governance model.

ISG PRINCIPLE	REPUBLIC PRACTICE
PRINCIPLE 1: Boards are accountable to shareholders.

•   All Board members are elected annually

•   Proxy access bylaw provision

•   In addition to proxy access, shareholders are entitled to recommend director candidates to the Governance Committee

•   Directors elected by majority of votes cast

•   Directors not receiving majority support must tender their resignation for consideration by the Board

•   No poison pill

PRINCIPLE 2: Shareholders should be entitled to voting rights in proportion to their economic interest.	• One share, one vote structure • No multi-class share structure
PRINCIPLE 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

•   Annual shareholder outreach since 2014

•   Outreach topics include Board composition, corporate governance practices, sustainability, director education, executive compensation, talent management, among others

PRINCIPLE 4: Boards should have a strong, independent leadership structure.	• Independent Chairman of the Board • Corporate Governance Guidelines outline the roles and responsibilities of our independent Chairman
PRINCIPLE 5: Boards should adopt structures and practices that enhance their effectiveness.

•   11 of the 12 director nominees are independent directors

•   25% racial or ethnic diversity in our director nominees

•   33% gender diversity in our director nominees

•   Board committees consist of the Audit Committee, the Finance Committee, the Governance Committee, the Sustainability & Corporate Responsibility Committee and the Talent & Compensation Committee

•   Board committees are comprised entirely of independent directors

•   Each director attended at least 75% of Board meetings in 2021

•   Board and committees have direct access to outside advisors and senior and mid-level management

•   Independent directors meet regularly in executive session

•   Annual Board self-evaluation

•   Director resignation policy upon a change in circumstances impacting the director’s ability to fulfill his or her obligations to the Company

•   Deferral of non-employee director compensation (restricted stock units or cash) to align interests with shareholders

PRINCIPLE 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

•   Say-on-pay approval was 91.9% in 2021

•   Short-term and long-term compensation targets are tied to overall Company strategy as well as shareholder interests

•   Significant stock ownership guidelines for directors and senior management

•   Company strategy and compensation metrics are reviewed annually by the Board

•   Adjustment to annual incentives based on achievement of certain ESG goals (beginning in 2022)

•   Robust clawback policy (updated in 2022) that applies to all short- and long-term incentives and bonuses, stock options, PSUs, RSUs and other stock and stock-based awards

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Risk Oversight

We face a variety of risks, including credit and liquidity, operational, environmental, litigation, compliance, compensation and cyber security risks. Management, the Board and its committees, work together to manage these risks and the opportunities they create. Our management annually reports to the Board the results of its internal survey and analysis of enterprise risk management, and regularly discusses with the Board, and its committees, various operational and compliance risks, including pricing, recycled commodity prices, safety, talent, environmental, fleet and cyber risks. While management is responsible for the day-to-day risk management processes, the Board’s role is to ensure that:

•	the risk management processes designed and implemented by management are adapted to the overall corporate strategy;
•	those processes are functioning effectively;
•	management communicates material risks to the Board or the appropriate committee; and
•	actions are being taken to continue to foster a strong culture of compliance and risk-adjusted decision-making throughout Republic.

Financial and Operational Risk Oversight

In accordance with NYSE requirements, our Audit Committee charter requires the Audit Committee to, among other things:

•	meet periodically with management and our independent registered public accounting firm to review our major financial risk exposures and the steps management has taken to monitor and control them;
•	discuss guidelines and policies with respect to financial risk assessment and financial risk management;
•	advise the Board with respect to our policies and procedures regarding compliance with applicable laws and regulations and with our Code of Business Ethics and Conduct (“Code of Ethics”);
•

review with our Chief Legal Officer legal matters that may have a material impact on our financial statements, our compliance policies, and any material reports or inquiries received from regulators or governmental agencies; and

•	at least annually, and otherwise as necessary, provide new and existing Audit Committee members an overview of our key financial risks and our legal and regulatory requirements.

Our Audit Committee also oversees the Company’s management of cyber security risk. The Company has taken a number of steps to manage and mitigate our cyber security risk, including entering into an information security risk insurance policy and rolling out an information security training program to our employees.  Additionally, our cyber security program is aligned to the NIST cyber security framework and is audited against that framework on an annual basis by an independent third party.  At each quarterly meeting, the Audit Committee receives an update from management on our cyber security program and a detailed assessment. The results of the third-party audit are provided to our Board on an annual basis.

Our Audit, Finance and Talent & Compensation Committees meet at least quarterly and take various steps to assist the Board in fulfilling its financial risk oversight function. For example, each Audit Committee meeting typically includes a report by our Chief Legal Officer, who also serves as our Chief Ethics & Compliance Officer, and reports from our Vice President of Internal Audit and our Chief Accounting Officer. Before each committee meeting, our Vice President of Internal Audit provides the Audit Committee with a comprehensive report on internal audit matters, including testing of our internal controls over financial reporting. At the meeting, the Chief Legal Officer and the Vice President of Internal Audit make oral presentations and respond to questions from committee members. Further, the chair of the Audit Committee reviews, discusses with our Vice President of Internal Audit and concurs in a program for field audits. Under the program, each field audit includes a financial review as well as an operations review. Likewise, our Finance Committee regularly received reports from our CFO and Treasurer regarding the financial, credit and liquidity risks we face, including hedging programs. And, the Talent & Compensation Committee considers, evaluates, and addresses risks that may be raised by our compensation program.

In addition, the Audit Committee also routinely receives a report regarding our employee hotline, the AWARE Line. The AWARE Line is an integral part of our compliance program and provides a way for our employees to confidentially provide information regarding concerns they may have with respect to compliance with policies or ethical and legal requirements. Our Chief Accounting Officer regularly reports on management’s evaluation of the effectiveness of our disclosure controls and procedures. Finally, our Risk Management Department periodically briefs the Finance Committee or the Board on our insurance coverage programs and related risks.

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Sustainability Risk Oversight

Our Sustainability & Corporate Responsibility Committee meets at least quarterly and takes various steps to assist the Board in fulfilling its oversight responsibility with respect to risks and opportunities, including climate change, safety, environmental and reputational risks, and the practices by which these risks are managed and mitigated. Additional information about our Board and this Committee’s oversight of sustainability is discussed below.

We believe that the Board and committee leadership structure we have implemented and the division of responsibilities between the Board, committees and management described in this Proxy Statement constitute the most effective approach to address the risks we face.

Ethics and Compliance

At Republic, it is our responsibility to deliver results in the right way. This means every employee is expected to act with integrity and make the right choice in every situation. We lead by example and hold ourselves to the highest ethical standards and practices in all that we do. Our Code of Ethics applies to all of our directors, officers and employees and is an integral part of Republic’s ethics and compliance program. It serves as the cornerstone of our commitment to conduct business with the highest ethical and legal standards.

If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics that applies to our CEO, Chief Financial Officer, Controller or Chief Accounting Officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”). The Code of Ethics can be viewed on the “Investors” section of our website at www.RepublicServices.com. The information contained on our website, and in all references to our website within this Proxy Statement, shall not be deemed incorporated by reference in this Proxy Statement or in any other filing we make under Exchange Act.

We also have a standalone Supplier Code of Business Ethics and Conduct ("Supplier Code"), which is applicable to our vendors, contractors, consultants, agents, representatives, brokers, and any other third party that provides us with goods and services. Our Supplier Code outlines our expectations with respect to our suppliers' conduct when they are doing business with, or on behalf of, Republic, with an emphasis on ethical, lawful conduct in every circumstance. Our Supplier Code underscores our commitment to conducting business ethically and lawfully across our entire supply chain.

Sustainability and Corporate Responsibility

In addition to being committed to our customers, employees, and shareholders, we are committed to the communities we serve and to the environment. We are partnering with our customers to create a more sustainable world.

Board and Committee Oversight of Sustainability

Our Board is directly involved in the oversight of Republic’s environmental and sustainability initiatives and conducts a comprehensive review of the Company’s sustainability performance on an annual basis. Republic’s commitment to corporate sustainability also led to the formation of a dedicated Sustainability & Corporate Responsibility Committee of the Board in 2015. This committee has oversight responsibility with respect to our sustainability performance, our corporate responsibilities, our role as a socially responsible organization, and risks and opportunities related to climate change, safety, environmental, and reputation. The Sustainability & Corporate Responsibility Committee is focused on reviewing the Company’s sustainability performance and progress toward sustainability strategic goals and objectives as well as providing guidance to management with respect to significant sustainability and corporate responsibility initiatives. In addition, our Talent & Compensation Committee assesses the performance criteria under our compensation program and, in partnership with the Sustainability & Corporate Responsibility Committee, monitors the results and considers our progress toward our goals when setting performance criteria under our compensation program.

Our Commitment to Safety

Safety always tops our list of Company priorities, and we believe the success of our safety program is directly dependent on our people: employees with strong operational know-how, attention to detail, leadership accountability and a consistent focus. We reinforce our Company’s safety culture through comprehensive safety management programs, which include our Focus Together foundational safety training program, new driver training programs, our non-negotiable absolutes and standards, as well as many other programs. As part of our continued commitment to the safety of our employees and communities, we included two specific safety goals in our 2030 sustainability goals under “Safety Amplified.”  For more information on these goals and our plans for how we will achieve them, please see our sustainability reporting available at

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

RepublicServices.com/sustainability. Our sustainability reporting shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act unless expressly incorporated by reference.

Sustainability Focus

We are passionate about our role as responsible stewards of our nation’s waste, and we have been steadily building on our sustainability performance for several years. Our 2030 sustainability goals are designed to significantly benefit the environment and society while enhancing the foundation and profitability of our business for the long term. Our 2030 sustainability goals reaffirm our commitment to the elements of our sustainability platform: Safety, Talent, Climate Leadership and Communities. These elements support and enable our business strategy designed to generate profitable growth by sustainably managing our customers’ needs. When we manage these elements of our sustainability program, we believe we strengthen the foundation of our business for the long term and create value for all stakeholders.

Our 2030 Sustainability Goals

SAFETY

Safety Amplified

0

Employee fatalities

Incident Reduction

<2.0

TALENT

Engaged Workforce

88%

COMMUNITIES

Charitable Giving

20M

Positively impact 20 million people by 2030

CLIMATE LEADERSHIP

Science-Based Target

35%

Approved by SBTI[1]

Circular Economy

40%

Renewable Energy

50%

1. SBTi is a collaboration between CDP, the United Nations Global Compact (UNGC), World Resources Institute (WRI) and the World Wide Fund for Nature (WWF)

Our 2030 Sustainability  Goals SAFETY TALENT COMMUNITIES Safety Amplified Incident Reduction Engaged Workforce Charitable Giving 0 <2.0 88% 20M Employee Fatalities Reduce our OSHA total Recordable Incident Rate (TRIR) to 2.0 or less by 2030 Achieve and maintain employee engagement scores at or above 88% by 2030 Positively impact 20 million people by 2030 CLIMATE LEADERSHIP Science-Based Target 35% Reduce absolute Scope 1 and 2 greenhouse gas emissions 35% by 2030 (2017 baseline year) Approved by SBTI1 Circular Economy 40% increase recovery and circularity of key materials by 40% on a combined basis by 2030 (2017 baseline year) Renewable Energy 50%Increase beneficial reuse of biogas by 50% by 2030 (2017 baseline year) 1.SBTI is a collaboration between CCP, the United Nations Global Compact (UNGC), World Resources Institute (WRI) and the world Fund for Nature (WWF)

We developed our 2030 sustainability goals through a comprehensive assessment that included an analysis of global trends, identification of business model dependencies and engagement with key stakeholders, including shareholders. In early 2022, we concluded our third sustainability materiality assessment, continuing our ongoing engagement with stakeholders and realigning our strategy in this ever-evolving world. Our sustainability materiality assessment was designed to identify the most relevant, or material, issues from a sustainability perspective, which is a broader standard than that used in our financial disclosures. This comprehensive assessment ensures that our ambitious platform is aligned with the topics that are most important to our business and stakeholders, as well as United Nations’ Sustainable Development Goals, which address critical global macrotrends. We continue on the pathway toward achieving our greenhouse gas reduction goal approved by the SBTi. Our 2021 sustainability report will be released later this year, incorporating refinements to our landfill emissions methodology that better reflect our investments in emissions control measures.

To further our progress towards our climate leadership goals, we are taking a leadership position in electric technology innovation for our fleet. This is a critical step toward reducing our environmental impact through lower fleet emissions, and we believe it will also improve our total cost of ownership while providing a competitive advantage in certain communities. We are partnering with multiple manufacturers to pilot electric powered recycling and solid waste trucks. As electric vehicle

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technology continues to develop, we intend to further deploy electrification to our fleet. In addition to fleet electrification, we are investing in organics diversion and the plastics value chain, and are partnering with developers on landfill gas to energy projects to reduce emissions and generate renewable energy.

Industry Leadership

We regularly review our environmental and social progress and performance to continue advancing our work. We were named to the North American Dow Jones Sustainability Index (“DJSI”) for a sixth consecutive year in 2021. The assessment that leads to placement on the DJSI is one of the world’s most rigorous and renowned corporate sustainability assessments. In addition, we received the CDP Climate Leadership score and we advanced to an “A” rating under MSCI, the first such rating among our peers. Our performance on these ESG ratings is in recognition of the Company’s commitment to sustainability, including our 2030 goals, increased disclosures and achievements. These achievements demonstrate our ability to connect financial performance with environmental and social performance, including addressing various risks and opportunities posed by climate change. Our ESG rankings also highlight Republic’s leadership in corporate governance, environmental, social and financial aspects of sustainability. We strive to remain at the forefront in our approach to sustainability issues, including climate change and have aligned our reporting to Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations. In 2022, we will be publishing an update to our inaugural TCFD Report, expanding our physical and transition risk disclosures and reflecting our commitment to addressing climate change. In 2021, we released our seventh Sustainability and GRI reports, and published our fourth annual SASB report. Finally, in 2021, we also published our EEO-1 workforce diversity data, key information related to environmental justice and CDP Climate Change response to bring critical disclosures more accessible to the public. All of our latest reports are available on our website at RepublicServices.com/sustainability.

Talent

We hold ourselves to the highest standards to ensure we are the company where the best people come to work and are engaged every day. We do this by combining meaningful experiences and programs that develop and motivate employees with attractive total rewards packages and maintaining an inclusive and diverse work environment. Our engagement and retention programs are designed to sustain our high engagement levels. Through learning and talent development programs, we focus on ensuring our employees have the skills necessary to be successful in their current roles through targeted onboarding and experiential learning. We also provide our employees the opportunity to learn new skills and advance within the organization through our Technical Institute, leadership training and development programs. Finally, we continually monitor and regularly measure the progress we have made in increasing the diversity of our workforce and creating an even more inclusive culture for our employees.

Engagement AND RETENTION PTOGTAMS Measure and drive engagement and actions Bi-annual ROAD-EO celebrating the best of the best LEARNING AND TALENT DEVLOPMENT Driver Training Center Supervisor Onboarding Sales Acceleration Program Republic Leadership Academy Leadership Trainee Program General Manager Acceleration Programs Republic Services Technical Institute INCLUSION AND DIVERSITY Recruiting partnerships with diverse organizations Company-wide discussions on inclusion & Diversity high potential leadership development programs for diverse professionals Business Resource Groups V.A.L.O.R. Women of Republic Black Employee Network UNIDOS

Employee Engagement

We believe an engaged workforce is key to our success. We measure employee engagement through third-party surveys, assessing employee sentiment on a variety of topics such as pride for the Company, job satisfaction and intention to stay. We have found that business units with a highly engaged workforce experience less turnover. We have also found that employees whose leaders are highly inclusive are more likely to speak up and share their perspective. In addition, we believe that engaged employees deliver better customer service and are more productive, which is directly tied to the success of our

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

business. Our goal is to achieve and maintain employee engagement scores at or above 88% by 2030. Our employees completed two surveys in 2021. As of October 2021, our engagement score was 84% with 98% employee participation, reinforcing our commitment to ensuring every voice is heard. Employee engagement is a core part of our business strategy, which is why we compensate our General Managers on their employee engagement scores. This helps to ensure that our leaders are held accountable and rewarded for their efforts to drive a more engaged workforce.

Inclusion and Diversity

We are proud of the diversity of our frontline workforce, as it closely represents the demographics of the communities we serve. We are committed to improving diverse representation across all levels of the Company. Our commitment to inclusion and diversity starts at the top of our organization, as outlined in our Mission of Supporting an Inclusive Culture (MOSAIC), established in 2013, and supported by the MOSAIC Council. The MOSAIC Council consists of leaders from across the Company who serve as ambassadors and thought partners for inclusion and diversity. This enables us to continue to develop new strategies and activities that are tied to the needs of our employees, customers and business with the goal of creating an even more inclusive work environment and diverse workforce.

Our new values, launched in 2022, reinforce who we are today, and serve as an anchor for who we aspire to be. As an employer of people from all backgrounds, our core value of “human-centered” represents our commitment to embrace the unique potential and dignity of every person at Republic Services. We believe strongly that shared values unify us as a company and help to establish expectations for how our employees treat one another and should expect to be treated. We continue to focus on developing and maintaining leadership behaviors that drive mutual understanding, connectivity and empathy within our workforce, which we know helps drive inclusion in the workplace for our existing employees, and attract diverse talent to choose Republic as their future employer. Finally, we create opportunities for our employees to be part of communities that support their needs, and we offer this connectivity through our business resource groups, including Women of Republic, VALOR (Veterans, Advocacy, Learning, Outreach and Recruiting), the Black Employee Network and Unidos, which we launched in 2021.

We continue to receive national awards for our accomplishments in these areas and we aim to raise the bar even higher.

2021 TM  WORLD,S MOST ETHCAL COMPANIES www.ETHISPHSRE.COM Forbes 2021 THE BEST EMPOYERS ROR WOMEN POWERED BY STSTISTA Great place to work Certified AUG 2021-AUG 2022 USA TM 3BL MEDIA 100 CORPORATE CITIZENS 2021

Committed to Serve

The COVID-19 pandemic pressure tested the resiliency of our business model and our roles as providers of an essential service. The majority of our workforce remained in the field throughout the pandemic and the Company took swift and comprehensive action to help protect our employees and communities. At the height of the pandemic, we launched our Committed to Serve Initiative. Through Committed to Serve, we directed over $50 million to recognize the contributions of our 28,000 frontline employees, including $3 million donated to the Republic Services Charitable Foundation, more than $11 million in gift cards given to employees to support them and the local economy, $6 million spent at local restaurants to provide two weekly meals for employees and their families, and $31 million in Committed to Serve awards to our frontline employees.

Board Oversight of talent

We believe our comprehensive talent program adds long-term value to our business, differentiates us from our peers, and ensures an inclusive culture for our employees. Building an engaged workforce starts at the top, and we have demonstrated a commitment to diversity through the people who guide our Company – six of the twelve director nominees are women or racially or ethnically diverse. Our Board, our Talent & Compensation Committee and our other committees play a role in the active oversight of the Company’s talent program.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board Oversight of Talent our bord and committees are activity involves overseeing the Company,s talent management program. Inclusion and Diversity talent Development Employee well-being Ethics and Compliance safety Employee Engagement Talent Acquisition and Onboarding Compensation and Benefits

This is accomplished by focusing on eight key areas: safety, talent development, inclusion and diversity, employee engagement, ethics and compliance, talent acquisition and onboarding, employee wellbeing and compensation and benefits.

•	Our Board receives annual updates and provides guidance on the Company’s talent development programs and the pipeline of future leaders within our Company.
•

Our Talent & Compensation Committee engages with management each quarter on critical elements of our talent program, including talent acquisition, onboarding and retention, employee engagement, employee compensation and benefits, employee wellbeing, talent development and assessment and diverse pipelines for management.

•	Our Sustainability & Corporate Responsibility Committee engages in quarterly deep dives related to safety and security, and community engagement.
•	Our Audit Committee receives quarterly updates on our ethics and compliance programs.
•

Our Nominating & Corporate Governance Committee ensures that we are seeking director candidates who will bring a diversity of background, experience and viewpoints to our Board and reviews the composition of the current executive officers and potential successors to ensure that there is appropriate focus on maintaining a diverse team.

•	Our Finance Committee receives an annual update on the financial condition of the Company’s retirement benefit programs.

SUSTAINBILITY IN ACTION Jessica P. Clearing the way to connect with NATURE As a company whose goal is to be a leader in sustainable living, helping the environment is at the heart of our mission. Jessica P. and employees link her understand this connection and volunteer t make their community a better place to live through volunteering. Jessica, along with other Republic Service employees helped remove illegally dumped material at tule springs Fossil Beds National Monument in boulder City, Nevada, clearing the way for a new trail through the national park Republic services has been a longtime supporter of tule spring and has been able to make a difference thanks to Jessica and employees link her.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee Matters

Audit Committee Report

The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

Management is responsible for our internal controls, financial reporting processes, and compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America and for issuing its opinion on the effectiveness of our internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on the Board’s behalf.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and our independent registered public accounting firm (Ernst & Young LLP). The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the Company’s independent registered public accounting firm’s independence, and discussed with them their independence from the Company and management. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the Audit Committee’s review of the matters noted above and its discussions with Ernst & Young LLP and our management, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Submitted by the Audit Committee as of March 13, 2022:

Jennifer M. Kirk (Chair)

Tomago Collins

Michael A. Duffy

Brian S. Tyler

Katharine B. Weymouth

Audit and Related Fees

Independent Registered Public Accounting Firm Fee Information

The following table discloses the fees for professional services provided by Ernst & Young LLP for the fiscal years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees (1)	$3,419,305	$3,356,254
Audit-Related Fees(2)	$540,000	—
Tax Fees (3)	$684,912	$820,052
All Other Fees	—	—
Total Fees	$4,644,217	$4,176,306
(1)

Audit Fees were primarily for professional services rendered for the audits of the consolidated financial statements and internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, the review of documents filed with the SEC, consents, comfort letters and financial accounting and reporting consultations.

(2)	Audit-related fees were primarily related to pre-implementation services around the redesign of certain back-office software systems.
(3)	Tax Fees were for professional services related to general tax consultation, federal and state tax planning, and state and local tax matters.

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Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. In accordance with that policy, the Audit Committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to specified cost levels. Any service that is not included in the pre-approved list of services must be separately approved by the Audit Committee. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically approved by the Audit Committee before the performance of the service. From time to time, the Audit Committee may delegate fee approval authority to the Audit Committee chair. All of the services performed by Ernst & Young LLP in 2021 were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

At each regularly scheduled Audit Committee meeting, management updates the Committee on the scope and anticipated cost of

(1) any service pre-approved by the chair since the last committee meeting and (2) the projected fees for each service or group of services being provided by our independent registered public accounting firm that exceed the amount that has been pre-approved.

Director Compensation

When establishing and reviewing our directors’ compensation, we consider the level of work and involvement the directors have with our business. We also consider compensation paid to directors in the marketplace generally and at our peer group companies (“Peer Group”). In 2021, we compensated our directors as follows:

•	we paid each non-employee director an annual retainer of $100,000, plus an additional $165,000 in the case of our Chairman of the Board;
•	we paid each committee chair an annual retainer of $20,000; and
•	we granted each non-employee director RSUs based on a fair market value of $230,000 as of the date of grant (prorated for directors serving less than a full year).

Cash retainers are prorated if a director serves less than a full year in the applicable position. The annual grant of RSUs to a newly appointed, non-employee director is prorated to the number of days remaining in the year. We do not pay meeting fees for our Board or committee meetings but we reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings.

All RSUs granted to non-employee directors are fully vested upon grant. RSUs granted before 2012 will be settled upon the director’s termination of service from the Board. Beginning with grants in 2012, the RSUs are settled upon the earlier of the director’s termination of service from the Board or three years after they are granted, unless they are deferred into our Deferred Compensation Plan (DCP). RSUs are settled through the issuance of shares of our common stock. After any quarter in which dividends are distributed to shareholders, the non-employee directors receive additional RSUs with a value equal to the value of dividends they would have received had they owned the shares of stock underlying the RSUs on the dividend record date. The number of additional RSUs to be received by directors due to the declaration of dividends is based on the closing price of our stock on the dividend payment date.

All compensation paid by us during 2021 to our non-employee directors is detailed below. Mr. Vander Ark’s and Mr. Slager’s compensation is reflected in the executive compensation tables contained in this Proxy Statement, and neither of them received any additional compensation from us for their duties as a director.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Compensation in 2021

DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS ($)(2)	TOTAL ($)
Tomago Collins	120,000		230,015	350,015
Michael A. Duffy	100,000		230,015	330,015
Thomas W. Handley	120,000		230,015	350,015
Manuel Kadre (Chairman)	265,000	(3)	230,015	495,015
Jennifer M. Kirk	120,000		230,015	350,015
Michael Larson	120,000		230,015	350,015
Kim S. Pegula	100,000		230,015	330,015
James P. Snee	110,000		230,015	340,015
Brian S. Tyler	75,000		173,313	248,313
Sandra M. Volpe	100,000		230,015	330,015
Katharine B. Weymouth	100,000		230,015	330,015

(1)	Includes annual cash retainers and Board and committee chairmanship retainers.
(2)

The amounts shown in this column represent the grant-date fair value of RSUs granted in 2021 calculated in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2021 for a discussion of the relevant assumptions used in making such calculations. This does not include the value of additional RSUs received in lieu of dividends. Each non-employee director, other than Mr. Tyler who joined the Board on April 1, 2021, received an annual grant of 2,459 RSUs on January 4, 2021 with a grant date fair value of $93.54 per share, which was the closing price of our stock on the date of grant. Mr. Tyler received a grant of 1,738 RSUs on April 1, 2021 with a grant date fair value of $99.72 per share, which was the closing price of our stock on the date of the grant.

(3)	Mr. Kadre elected to defer a portion of his cash compensation in accordance with the DCP.

Certain Relationships and Related Party Transactions

Our Related Party Transactions Policy stipulates that any transaction for which disclosure is required under Item 404 of Regulation S-K (an “S-K Transaction”) be approved by both our CEO and the Audit Committee. Generally speaking, an S-K Transaction is any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which Republic is a participant, the amount involved exceeds $120,000 in the aggregate, and a director, director nominee, executive officer, 5% shareholder, or immediate family member of any of the foregoing has a material interest in the transaction. The related party must disclose in writing to the Chief Legal Officer the material facts of the proposed S-K Transaction and the Chief Legal Officer (or designee) will then submit the written disclosure to the CEO and the Audit Committee for approval. If the proposed S-K Transaction involves the Chief Legal Officer, the written disclosure must be provided to the CEO. As part of its due diligence, the Audit Committee will review and determine, with the advice and assistance of such advisors as it deems appropriate, whether the S-K Transaction would present an improper conflict of interest. In making this determination, the Audit Committee may consider the following factors, among others: (1) whether the transaction terms are at least as favorable to us as those that could be obtained in a transaction between us and an unrelated party; (2) whether there are any compelling business reasons for us to enter into the transaction; and (3) whether the transaction would impair the independence of an otherwise independent director.

Entities Affiliated with Kim S. Pegula

Through several of the Company’s subsidiaries, the Company provides waste and/or recycling collection services to five facilities in which Ms. Pegula or her immediate family members have an ownership interest. In 2021, the Company received an aggregate of approximately $70,400 for services provided to these facilities. Ms. Pegula did not initiate or negotiate any of the arrangements we have with the affiliated entities, all of the business dealings were entered into in the ordinary course of business prior to Ms. Pegula assuming her role on our Board, and our arrangements with such entities are on terms no more favorable to them than terms that would be available to unaffiliated third parties under the same or similar circumstances.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Security Ownership of the Board of Directors and Management

The following table shows certain information as of March 16, 2022, with respect to the beneficial ownership of common stock and RSUs by (1) our current directors, (2) each of the named executive officers, and (3) all of our current directors and all executive officers as a group. We have adjusted share amounts and percentages shown for each individual in the table to give effect to shares of common stock that are not outstanding but which the individual may acquire upon exercise of options exercisable within 60 days after March 16, 2022. However, we do not deem these shares to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other individual listed on the table.

RSUs and PSUs are not considered common stock that is beneficially owned for SEC disclosure purposes. We have included RSUs in this table because they are similar to or track our common stock, they represent an investment risk in the performance of our common stock, they are settled through the issuance of shares of our common stock, and they receive dividend equivalents in the form of additional RSUs each time a dividend is paid on our common stock. The Board has considered the use of RSUs as opposed to common stock for directors and believes that RSUs align the directors with our shareholders’ long-term interests as much as common stock would.

	SHARES BENEFICIALLY OWNED(a)
NAME OF BENEFICIAL OWNER	NUMBER(b)		PERCENT(c)	RESTRICTED STOCK UNITS(d)(e)
Manuel Kadre	4,245		—	32,785
Tomago Collins	12,149		—	14,102
Michael A. Duffy	—		—	5,399
Thomas W. Handley	1,949		—	18,282
Jennifer M. Kirk	3,449		—	18,282
Michael Larson	49,513		—	41,341
Kim S. Pegula	8,660		—	6,874
James P. Snee	5,025		—	6,874
Brian S. Tyler	5	(1)	—	3,468
Sandra M. Volpe	100		—	18,282
Katharine B. Weymouth	848		—	10,277
Jon Vander Ark	23,958		—	133,314
Brian M. DelGhiaccio	10,357	(2)	—	35,976
Catharine D. Ellingsen	29,692		—	15,969
Jeffrey A. Hughes	13,604		—	84,406
Timothy E. Stuart	12,914	(3)	—	72,971
Donald W. Slager	72,355		—	—
All current directors and all current executive officers as a group (20 persons)	200,818	(4)	0.06%	620,216

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

(a)

Excludes the units in the last column of this table. Unless otherwise noted, each of our directors and executive officers has sole voting power and sole dispositive power with respect to the shares listed.

(b)	All share numbers have been rounded to the nearest whole share number and include any restricted shares.
(c)

Calculated in accordance with Rule 13d-3 under the Exchange Act, and based on 315,784,692 shares of common stock issued and outstanding at the close of business on March 16, 2022. Each of our directors and named executive officers beneficially owns less than 1% of our outstanding common stock.

(d)

The numbers in this column represent outstanding RSUs, both vested and unvested, including RSUs represented as units in the DCP’s Stock Unit Fund, and earned PSUs held in the DCP. For further discussion of RSUs and PSUs refer to “Director Compensation” and “Executive Compensation — Components of Executive Compensation.”

(e)

Excluded from this column are units in the DCP’s stock investment fund, a measurement fund under which units are equal in value to shares of the Company’s common stock and are settled in cash. These units apply for purposes of our stock ownership guidelines, and Ms. Ellingsen and Messrs. Hughes and Stuart hold 19,865 units, 7,600 units and 13,876 units, respectively.

(1)	Prior to his election to the Board on April 1, 2021, Mr. Tyler owned 5 shares of Republic common stock.
(2)	The aggregate amount of common stock beneficially owned by Mr. DelGhiaccio consists of 6,567 shares owned directly by him and 3,790 shares owned through our Employee Stock Purchase Plan (“ESPP”).
(3)	The aggregate amount of common stock beneficially owned by Mr. Stuart consists of 12,239 shares owned directly by him and 675 shares owned through our ESPP.
(4)

The aggregate amount of common stock beneficially owned by all current directors and all executive officers as a group consists of (a) 196,353 shares owned directly, and (b) 4,465 shares owned through our ESPP.

Sustainability in action David V. flipping the switch that Lights a city A name link apex isn,t one to be given out lightly. BY Definition, it only goes to the biggest and the best, which is why it.s the name of the landfill outside las vegas, which stands 500 feel tall and takes in up to 16 million pounds of waste per day. David V. relies on his decades of experience to ensure operations run smoothly at Apex, including one of the more intriguing aspects of the landfill, harnessing the waste to help power the city. Apex captures the methane created by the waste in the landfill and converts it into enough energy to power 11,000 homes.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Security Ownership of Five Percent Shareholders

The following table shows certain information as of March 16, 2022, with respect to the beneficial ownership of common stock by each of our shareholders who we know is a beneficial owner of more than 5% of our outstanding common stock.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT(1)
William H. Gates III Cascade Investment, L.L.C. 2365 Carillon Point, Kirkland, WA 98033	109,812,574(2)	34.8%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	20,657,599(3)	6.5%
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355	17,632,225(4)	5.6%

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act, based on 315,784,692 shares of common stock outstanding at the close of business on March 16, 2022.
(2)

Based on the Form 4, Statement of Changes in Beneficial Ownership, dated February 24, 2022, filed by Mr. Gates and Cascade Investment, L.L.C. (“Cascade”). The Schedule 13D/A filed with the SEC by Mr. Gates and Cascade on February 18, 2022, discloses that all shares of our common stock held by Cascade may be deemed to be beneficially owned by Mr. Gates as the sole member of Cascade. Mr. Gates’ address is 2365 Carillon Point, Kirkland, WA 98033. The Schedule 13D/A also discloses that, as the sole member of Cascade, Mr. Gates has sole voting power and sole dispositive power with respect to 109,175,321 shares.

(3)

Based on a Schedule 13G/A filed with the SEC on February 1, 2022, BlackRock, Inc. (“BlackRock”), 55 East 52nd Street, New York, NY 10055, is the beneficial owner of 20,657,599 shares. BlackRock reports that it has sole voting power with respect to 18,389,115 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 20,657,599 shares and shared dispositive power with respect to 0 shares, as of December 31, 2021.

(4)

Based on a Schedule 13G/A filed with the SEC on February 9, 2022, The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, is the beneficial owner of 17,632,225 shares. The Vanguard Group reports that it has sole voting power with respect to 0 shares, shared voting power with respect to 334,721 shares, sole dispositive power with respect to 16,781,894 shares and shared dispositive power with respect to 850,331shares, as of December 31, 2021.

Delinquent Section 16(a) Reports

Based solely upon a review of (1) Forms 3 and 4 and amendments to each form furnished to us pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during our fiscal year ended December 31, 2021, (2) any Form 5’s and amendments to each form furnished to us with respect to such fiscal year, and (3) any written representations referred to us under subparagraph (b)(1) of Item 405 of Regulation S-K under the Exchange Act with respect to such fiscal year, no person who at any time during such fiscal year was a director, Section 16(a) officer or, to our knowledge, a beneficial owner of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during such fiscal year.

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Executive Compensation

Graphic

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

CD&A Table of Contents

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation program for 2021. This CD&A focuses on the compensation of the named executive officers listed in the Summary Compensation Table.

Executive Officers

Our executive officers serve at the Board’s pleasure and are subject to annual appointment by the Board. Our current executive officers are as follows:1

EXECUTIVE NAME	AGE	POSITION
Jon Vander Ark	46	President and Chief Executive Officer
Brian M. DelGhiaccio	48	Executive Vice President, Chief Financial Officer
Brian A. Bales	59	Executive Vice President, Chief Development Officer
Sumona De Graaf	37	Executive Vice President, Chief Human Resources Officer
Catharine D. Ellingsen	57	Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary
Amanda Hodges	49	Executive Vice President, Chief Marketing Officer
Katrina Liddell	41	Executive Vice President, Chief Commercial Officer
Timothy E. Stuart	54	Executive Vice President, Chief Operating Officer

Jon Vander Ark For biographical information about Mr. Vander Ark, see “Board of Directors and Corporate Governance — Biographical Information Regarding Director Nominees.”

Brian M. DelGhiaccio

Mr. DelGhiaccio was named Executive Vice President, Chief Financial Officer in June 2020. Mr. DelGhiaccio has over 20 years of experience in a variety of roles of increasing responsibility. He was named Executive Vice President and Chief Transformation Officer in June 2019. Before that, Mr. DelGhiaccio served as Vice President, Investor Relations from 2012 to 2014, progressed to Senior Vice President, Finance from 2014 to 2017 and then to Senior Vice President, Business Transformation in 2017. Prior to his time at Republic Services, Mr. DelGhiaccio was a senior consultant with Arthur Andersen.

Brian A. Bales

Mr. Bales was named Executive Vice President, Chief Development Officer in February 2015. Mr. Bales has been with Republic for over 20 years, serving as Executive Vice President, Business Development from December 2008 to February 2015, and Vice President, Corporate Development from 1998 to December 2008. Prior to his time at Republic, Mr. Bales held roles of increasing responsibility in finance and business development for Ryder System, Inc. from 1993 to 1998, and served as chief financial officer for EDIFEX & VTA Communications from 1988 through 1993. Prior to that, Mr. Bales was an accountant for PwC (formerly Price Waterhouse) from 1986 to 1988. Mr. Bales serves on the Board of Directors of Insurance Auto Auctions, Inc.

1 As previously announced, Jeffrey A. Hughes, Executive Vice President, Chief Administrative Officer will retire from the Company effective April 1, 2022.

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Sumona De Graaf

Ms. De Graaf was named Executive Vice President, Chief Human Resources Officer effective January 2022.  Ms. De Graaf joined the Company in January 2020 as Senior Vice President and Chief Human Resources Officer where she was responsible for overseeing and executing our talent strategy.  Prior to joining the Company, from June 2015 to January 2020, Ms. De Graaf worked for ghSMART advising boards and coaching executive leaders. Before ghSMART, Ms. De Graaf was the Global Head of Career Development at Bloomberg LP and held roles in learning and diversity for both American Express and Goldman Sachs.

Catharine D. Ellingsen

Ms. Ellingsen was named Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary in June 2016. Ms. Ellingsen joined the Company as Corporate Counsel in August 2001 and has experience in a variety of roles of increasing responsibility. She was named Managing Corporate Counsel in January 2003, Director, Legal and Associate General Counsel in January 2005, and Vice President and Deputy General Counsel in June 2007. Ms. Ellingsen was named Senior Vice President, Human Resources in August 2011 and served in that position until June 2016. Before joining the Company, Ms. Ellingsen was an attorney at Steptoe & Johnson LLP from 1996 to 2001 and at Bryan Cave LLP from 1993 to 1996. Ms. Ellingsen serves on the Boards of Directors of Daseke, Inc., Bunker Hill Group and Nebraska Distributing Company.

Amanda Hodges

Ms. Hodges was named Executive Vice President, Chief Marketing Officer in November 2020. In this role, Ms. Hodges oversees marketing, communications, product development, customer engagement, and revenue oversight for the Company. Prior to joining Republic, Ms. Hodges spent 15 years in leadership roles for Dell Technologies, most recently serving as Senior Vice President of North America Marketing and the Global Executive Briefing Program. Before joining Dell, Ms. Hodges worked as a consultant for McKinsey & Company.

Katrina Liddell

Ms. Liddell was named Executive Vice President, Chief Commercial Officer in June 2021. In this role, she is responsible for leading the Company’s Sales organization, which includes Field Sales, National Accounts, Manufacturing and Environmental Services, and Municipal Services. She also oversees the Customer Resource Centers. Prior to joining the Company, Ms. Liddell held leadership positions at XPO Logistics Inc., a global transportation and contract logistics company, as President, Global Forwarding and Expedite from August 2020 to June 2021 and Senior Vice President, Sales – North American Transportation from August 2018 to August 2019. Before joining XPO Logistics, Inc., Ms. Liddell spent 14 years with Johnson Controls International, where she held senior leadership roles in enterprise account management, vertical market development, operations, product development and customer relations.

Timothy E. Stuart

Mr. Stuart was named Executive Vice President, Chief Operating Officer in May 2019. Prior to his current role, Mr. Stuart served as Executive Vice President, Operations from January 2016 to May 2019, where he was responsible for maximizing field performance, executing the operating plan, and achieving financial and operational results across the Company. Mr. Stuart has over 20 years of experience in the waste industry. He previously served as the Company’s East Region President from September 2013 to January 2016. He joined Republic in April 2006 as Director of Operations, and has held a variety of roles with the Company, including Area President, Vice President of Customer Experience, and Region Vice President. Mr. Stuart serves on the Board of Directors of Romeo Power, Inc.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Summary and Business Strategy

Republic is one of the largest providers of environmental services in the United States. As of December 31, 2021, we operated facilities in 41 states through 356 collection operations, 239 transfer stations, 198 active landfills, 71 recycling processing centers, 3 treatment, recovery and disposal facilities, 3 treatment, storage and disposal facilities (TSDFs), 6 saltwater disposal wells, and 7 deep injection wells. We were engaged in 77 landfill gas-to-energy and renewable energy projects and had post-closure responsibility for 124 closed landfills.

Business Strategy

We believe our products and services are valuable to our customers and essential for long-term sustainability. Our focus on and commitment to sustainability allows us to attract and retain the best talent, win more customers, increase loyalty, and ultimately drive increased revenue, profits, and cash flow, creating long-term shareholder value.

Our strategy is designed to generate profitable growth by partnering with customers to create a more sustainable world.

Foundational Elements

Our strategy is designed to generate profitable growth by partnering with customers to create a more sustainable world, and it is underpinned by three foundational elements – (1) market position, (2) operating model, and (3) our people and talent agenda.

Market Position – Our goal is to develop the best vertically integrated market position to enable us to build density and improve returns. We strive to have a number one or number two market position in each of the markets we serve. In addition to organic growth, we grow through acquisition of high-quality assets.

Operating Model – Our operating model allows us to deliver a consistent, high-quality service to all our customers through the Republic Way: One Way. Everywhere. Every day. The Republic Way is the key to harnessing the best of what we do as operators and translating that across all facets of our business. Key elements of our operating model are our matrix organization, fleet automation, compressed natural gas vehicles, fleet electrification and standardized maintenance.

People and Talent Agenda – Being human-centered is at the core of our robust people and talent agenda. Our 35,000 employees are a critical component in successfully executing our strategy and running our operations. We aspire to always be a company where the best people, with exceptional talents and diverse backgrounds, can thrive, and we foster a culture of caring where people feel respected, supported and encouraged to bring their best selves to work. We are dedicated to driving our people and talent agenda, which includes:

•   representing the diversity of the communities we serve and sustaining a safe, inclusive and ethical culture;

•   maintaining a highly engaged workforce;

•   preparing talent through learning and development experiences; and

•   offering compensation and benefits that attract, retain and motivate the best workforce.

To effectively execute our strategic plan, we prioritize the development of and investment in capabilities that will differentiate us in the marketplace.

DIFFERENTIATING CAPABILITIES Customer Zeal Digital Sustainability Drive customer loyalty by offering differentiated products and services specifically designed to meet our customers’ needs Provide a consistent experience across our business while enabling customers to do business with us through more channels and with better access to information Provide customers with sustainable solutions that support a cleaner, safer and healthier world Improved customer retention to 95% in2021 RISE Tablets enabled over 1 million automated customer notifications Ambitios2030 sustainability goals

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2021 Business and Performance Highlights

During 2021, we continued to create value for our shareholders. Our performance reflects our continued progress on our strategic priorities. We continue to focus on executing our strategy designed to generate profitable growth by sustainably managing our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders.

Highlights of the year include:

•	Outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance(1);
•	Full-year adjusted EBITDA(1) margin was 30.0%, a 60 basis point improvement over the prior year;
•	Full-year diluted EPS was $4.04 per share and full-year adjusted EPS(1) was $4.17 per share. Adjusted EPS increased 17 percent over the prior year;
•	Full-year cash provided by operating activities was $2.79 billion and adjusted FCF(1) was $1.52 billion;
•	Improved adjusted FCF(1) conversion to 44.8%, a 350 basis point improvement over the prior year;
•	Invested over $1 billion in acquisitions during 2021;
•	Returned $805 million to shareholders in 2021 through dividends and share repurchases; and
•	Received many notable awards for our continued leadership in Environmental, Social and Governance (ESG), including:
•	Named to Barron’s 2022 100 Most Sustainable Companies list;
•	Named as a 2022 S&P Global Sustainability Yearbook Member;
•	Included in the Dow Jones Sustainability North America Index for the sixth consecutive year;
•	Named to 3BL Media’s 2021 100 Best Corporate Citizens list;
•	Certified as a 2021-2022 Great Place to Work; and
•	Named to People’s 2021 Companies that Care list.

(1)

Adjusted EPS, adjusted EBITDA and adjusted FCF are non-GAAP financial measures. For a reconciliation of such non-GAAP measures to the comparable measures calculated in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 98.

Adjusted eps adjusted free cash flow adjusted ebitda margin free cash flow conversion $4.50 $4.00 $3.00 $2.50 $3.30 $3.56 $4.17 2019 2020 2021 $1,600 $1,450 $1,300 $1,150 $1,000 $1,174 $1,236 $1,515 2019 2020 2021 30% 29% 28% 27% 26% 28.1% 29.4% 30% 2019 2020 2021 38% 40% 42% 44% 46% 40.6% 41.3% 44.8% 2019 2020 2021 3-year eps cagr of 11% 3year fcf cagr of 10% continued margin expansion continued fcf conversion improvement

See “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 98. For comparative purposes, prior year amounts have been reclassified to conform to current year presentation.

Focused Capital Allocation Strategy to Increase Shareholder Value Creation

Our balanced capital allocation practices prioritize reinvesting into the business and then returning cash to shareholders while maintaining an investment-grade credit rating.

Return of capital & accelerated m&a improved fcf business growth continue balanced approach to capital allocation accelerated m&A organic growth tuck-ins improved market vertical mix differentiating capabilities commitment to fcf conversion

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Performance Metrics

We believe the performance metrics we use for our executive compensation program are strongly aligned with shareholder interests and support our business strategy. For the past several years, our executive compensation program has used an EPS measure (“EPS Measure”) and a FCF measure (“FCF Measure”) as metrics for our annual cash incentive plan, and return on invested capital (“ROIC”), cash flow value creation (“CFVC”), and relative total shareholder return (“RTSR”) as metrics for our long-term incentive (“LTI”) plan. Our shareholders have told us that these metrics align well with their interests. The following graphic describes the performance metrics applied to both the annual incentive plan and LTI plan in 2021 as well as how they align with our strategic goals:

2021 Metrics and Alignment with Strategy(1)

Annual cash incentive performance-based lti award eps measure 50% fcf measure 50% return on invested capital 40% cash flow value creation 40% relative total shareholder return 20% our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance. Our lti metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interest between our executives and shareholders.

(1)

CFVC and ROIC are adjusted to exclude net gains or losses on divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business, losses recorded on the extinguishment of debt instruments, costs associated with withdrawal from or termination of multi-employer pension plans, material changes caused by new accounting rules or new interpretations of previous accounting rules and other similar events or circumstances.

•	Annual incentive metrics are designed to encourage profitably growing the business, and are widely accepted by the investment community as two important ways to measure a company’s worth. They are:
•	EPS Measure (50%):
•	focused on growth drivers that management can control or influence; and
•	computed on a per-share basis, which incorporates the dilutive impact to shareholders from issuing equity.
•	FCF Measure (50%):
•	emphasizes the quality of earnings; and
•	incorporates the level of capital expenditures deployed to generate future growth.
•	ESG Adjustment (beginning in 2022):
•	additional adjustment, up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals.
•

Long term incentive compensation metrics are designed to grow our capacity to generate future earnings rather than “harvesting the business.” This is accomplished by focusing on three-year goals based on the following metrics:

•	ROIC (40% in 2021):
•	emphasizes maximizing investment returns;
•	focuses management on cost controls and margin expansion; and
•	incentivizes management to make better use of existing assets.
•	CFVC – a measure of economic value added (40% in 2021):
•	focuses on building the business with an emphasis on cash flow;
•	includes a capital charge to promote disciplined capital spending; and
•	ensures alignment of goals and objectives at all levels of the organization.
•	RTSR (20% in 2021):
•	aligned with the investment community; and
•	a relative measure so management is not rewarded or penalized for broader market conditions.

Beginning in 2022, the annual incentives for senior executives including our NEOs may also be adjusted up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Although the FCF Measure used for our annual incentive and the CFVC used for our LTIs may appear similar, the measures are distinct and support different objectives.

	FREE CASH FLOW	CASH FLOW VALUE CREATION
Calculation	FCF = Cash Flow from Operations – Net Capital Expenditures	CFVC = Net Operating Profit After Tax – (Average Net Assets x Capital Charge)
Rationale for Use as Performance Metric	• Reflects strength of the Company’s cash flows on an annual basis and quality of the Company’s earnings • Measures the Company’s ability to generate cash flow in excess of capital expenditures	• Includes a capital charge on net assets to promote business growth through disciplined investments • Reflects creation of value over the long term

Please refer to the Annex on page 98 for details regarding the calculation of our actual results for 2019, 2020, and 2021 for the EPS Measure, FCF Measure, CFVC, and ROIC.

Setting Robust Performance Targets

We develop rigorous performance metrics on a bottom-up basis – reflecting both management initiatives and the impact of external factors. To align management incentives, our metrics and performance targets focus on factors that management can impact rather than on external factors not under management’s control or ability to mitigate.

The performance metrics used in the annual incentive plan and the PSUs (other than the RTSR metric used for the PSUs and weighted at 20%) are directly tied to management’s ability to increase shareholder value. In setting performance targets for the annual incentive plan and for the three-year PSU performance cycle, the Talent & Compensation Committee considers the macro-economic environment, industry-specific conditions, prior-year actual performance, tax conditions and changes in regulations and laws. The Talent & Compensation Committee also considers recent trends and developments in the business that are expected to impact financial results. It confirms that performance targets align with our published earnings guidance, which assures that they are transparent and reward management only if management is successful in achieving financial results that align with the expectations we communicate externally. Based on this due diligence, the Talent & Compensation Committee sets rigorous, but reasonable, performance goals for the business.

Despite the potential adverse impacts arising from the COVID-19 pandemic over the past two years, the Talent & Compensation Committee determined not to adjust the performance period, performance metrics or performance targets for the annual incentive plan or for any PSU performance cycle. Moreover, the Talent & Compensation Committee did not employ upward discretion to increase any annual incentive payments or PSU performance results to account for COVID-19 impacts. The Talent & Compensation Committee did believe it was important to provide incentive for our NEOs to achieve metrics that due to the pandemic were naturally more challenging to achieve than when they were originally set. The Talent & Compensation Committee determined the best option to do this was through a modestly higher 2021 PSU grant for our NEOs, while maintaining the highly rigorous CVFC and ROIC targets.

Progress towards our sustainability goals is included within each of our management initiatives.  As a result, there is a direct line from our ESG initiatives to our business results, our culture and strategy and thus, to our performance based executive compensation program. In addition, beginning in 2022, the annual incentives for senior executives including our NEOs may also be adjusted up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

The following table sets forth the process for setting rigorous performance targets that are aligned closely with shareholder value creation.

Engagement and retention program profitable revenue growth controllable operating expenses capita investment m&a (tuck-in) selected external factors volume/ macroeconomic environment cpi impact on pricing diesel/other commodity prices regulatory and tax law changes results eps free cash flow cash flow value creation roic esg value creation stock price appreciation shareholders return our compensation program is focused on achieving key financial result that support shareholders value creation

The following tables compare targeted metrics with actual outcomes for each performance measure in the 2019 through 2021 NEO compensation program.

LINKING PAY TO MANAGEMENT PERFORMANCE

•    Republic’s financial performance is driven by both management performance and external factors

•    We use performance metrics that ensure alignment between management and shareholders by primarily focusing on value-creating measures within management’s control

•    Majority of each NEO’s total compensation is performance-based

•    Our goal is to create shareholder value, regardless of the business environment

GOAL SETTING PROCESS

•    Metrics with proven record of driving shareholder value are selected for annual and long-term incentive plans, including EPS, FCF, ROIC, CFVC and RTSR

•    Budget, strategy, long-term performance history, macro-economic and other external factors are considered in setting each year’s targets

•    The Talent & Compensation Committee considers input from shareholders, the Board and management in setting incentive performance targets and ranges

The annual incentive for our NEOs paid out at 140% of target in 2019, 125% of target in 2020 and 200% of target in 2021. Performance Shares for our NEOs paid out at 103.9% of target for 2017-2019, 99.0% of target for 2018-2020, and 94.3% of target for 2019 – 2021. Please refer to the Annex on page 98 for details regarding the calculation of our actual results for 2019, 2020 and 2021 for the EPS Measure, FCF Measure, CFVC and ROIC.

	2019	2020	2021

EPS MEASURE TARGET	$3.25	$3.53	$3.76

EPS MEASURE ACTUAL	$3.33	$3.58	$4.10

FCF MEASURE TARGET	$1,130	$1,146	$1,385

FCF MEASURE ACTUAL	$1,173	$1,262	$1,515

ANNUAL INCENTIVE PAYOUT	140%	125%	200%

52	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annual cash incentive target actual EPS measure FCF measure ($M) 2020 2021 $3.53 $3.58 $3.76 $4.10 2020 2021 $1,146 $1,262 $1.385 $1,515 performance-based LTI award target actual cash flow value creation ($M) return on invested capital (3year avg.) relative total shareholders returns 2018-2020 $3,724 $3,578 2019-2021 $3,995 $3,823 2018-2020 8.5% 8.4% 2019-2021 8.8% 8.5% 2018-2020 56 TH 70 TH 2019-2021 56 TH 67 TH

Shareholder Engagement and Board Consideration of 2021 Shareholder Vote on Executive Compensation

Republic has an active shareholder outreach program and regularly engages with shareholders on a number of matters, including executive compensation, governance and sustainability. The Board continues to consider feedback received from shareholders on executive compensation when designing and reviewing our compensation program. The Board was pleased that our 2021 non-binding advisory vote on named executive officer compensation (“say-on-pay vote”) received support from 91.9% of the shares voted. Our shareholders, both via the say-on-pay vote at the 2021 Annual Meeting and in our engagement sessions, spoke favorably of our overall compensation program and of the changes we have previously made as a direct result of prior shareholder feedback.

This past year, following engagement discussions in which the topic of best practices around incorporation of ESG metrics into compensation was discussed, and deliberation among the Talent & Compensation Committee members, our Board added an ESG component to the Company’s annual incentive plan for 2022.  With the change, annual incentives for senior executives including our NEOs may be adjusted up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals. The Board continues to seek shareholder input on our compensation program to ensure that it is well-designed to incentivize our management team to drive shareholder value.

Sustainability action Jeremy W. educating the next generation being a leader isn’t easy. It requires a commitment not just in how we operate, but how be involve the community it takes dedicated employees like Jeremy E., who met with more than 100 fourth grade students at the Gehrig academy of science and technology in lays vegas to teach them about the importance of recycling and sustainability. Knowledge and understanding are the keys to building a sustainable Future and republic services is committed to lead the way

Republic Services, Inc. 2022 Proxy Statement	|	53

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Key Compensation Governance Practices

The Talent & Compensation Committee independently governs the executive compensation program with the support of an independent compensation consultant and management. Our compensation program demonstrates strong governance through the following principles and characteristics:

COMPENSATION PRACTICE	REPUBLIC POLICY
Pay-for-Performance	A significant percentage of both the target total direct compensation opportunity and the LTI opportunity is performance-based.
Relevant Performance Metrics	Annual incentive awards and LTI awards are based on value-driving financial metrics and are capped.
Benchmarking	The Talent & Compensation Committee uses a well-structured Peer Group, consisting of companies with which Republic competes for business or key executive talent.
Stock Ownership Guidelines	We have stock ownership guidelines of 5x salary for our CEO and 3x salary for other NEOs.
Annual Shareholder Say-on-Pay Vote

We value our shareholders’ input on our named executive officer compensation program. Our Board seeks an annual non-binding advisory vote from shareholders to approve the named executive officer compensation program disclosed in our CD&A.

Annual Risk Assessment of Compensation Programs	The Talent & Compensation Committee annually reviews our compensation program, including our incentive program, to ensure that they do not encourage excessive or inappropriate risk-taking.
Independent Compensation Consultant	The Talent & Compensation Committee retains an independent compensation consultant to advise on the executive compensation program and practices.
Compensation Recoupment (Clawback) Policy

Our revised clawback policy allows recovery of certain short- and long-term incentives and bonuses, stock options, PSUs, RSUs and other stock and stock-based awards if they are earned based on inaccurate financial statements or upon a covered event, which includes, without limitation certain criminal and other conduct, material violations of policies and breaches of duties.

Double Trigger Provisions	We have double trigger provisions for all severance and equity awards following a change in control.
Consideration of Shareholder Dilution and Burn Rates	We consider overall dilution and burn rates when determining annual equity awards to manage the impact of dilution on our shareholders.
No Dividends on Unearned PSUs	We do not pay dividends on unearned PSU awards.
Modest Use of Perquisites	Our NEOs and other executives receive the same benefits as other employees, with a limited exception for airplane use for the CEO.
No Excise Tax Gross-Up	We do not provide a gross-up for excise tax payments made in the event of a change in control.
No Hedging, Pledging or Short Sales of Republic Stock

Our Insider Trading Policy prohibits all directors, officers and employees, and their immediate family members, from engaging in the following transactions related to Republic securities (or derivatives): purchasing or selling puts or calls, short sales, placing standing orders (other than under an approved 10b5-1 plan), short-term trading, and holding Republic securities (or derivatives) in a margin account or pledging them.

No Repricing or Exchange of Underwater Options	Our Stock Incentive Plan does not permit the repricing or exchange of underwater options without shareholder approval.
No Change in Control Severance Provisions	We do not have excessive change in control provisions in executive severance agreements.

54	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Compensation Goals and Objectives

Our executive compensation philosophy and practices reflect our strong commitment to paying for performance — both short-term and long-term. A primary component of our people and talent agenda is to identify, recruit, place, develop and retain key management talent to help ensure that we have the highest caliber leadership. The Talent & Compensation Committee and the executive management team believe that a critical aspect of being able to successfully execute this strategy is maintaining a comprehensive, integrated and well-balanced executive compensation program. We believe such a program provides competitive and differentiated levels of pay based on corporate performance and aligns executives’ interests with shareholders’ interests.

EXECUTIVE COMPENSATION PROGRAM GOALS

ATTRACT AND RETAIN EXECUTIVES Attract and retain the highest caliber executives by providing compensation opportunities comparable to those offered by other companies with which we compete for business and talent We define performance as the achievement of results against our challenging internal financial targets and ESG goals, which take into account industry and market conditions. ACHIEVE BUSINESS GOALS Communicate, support and drive achievement of our business strategies and goals MOTIVATE PERFORMANCE Motivate strong performance from executive management in an incentive-driven culture by delivering greater rewards for superior performance and reduced for underperformance Our executive compensation program has an integrated focus on short-and long-term financial metrics and provides an effective framework by which progress against strategic goals may be appropriately measured and rewarded. The Talent & Compensation Committee continues to place great emphasis on performance indicators that executive management can influence or control, including profitability and sound financial management of our capital, to drive sustained shareholder value creation and reward executives when they are successful. REWARD ACHIEVEMENT Reward achievement of both short-term results and long-term shareholder value creation ALIGN INTERESTS Closely align executives’ interests with our shareholders’ interests and foster an equity-based ownership environment

Structural Alignment of Pay and Performance

In 2021, we compensated each NEO using three key forms of compensation:

•	base salary;
•	annual cash incentive based on target; and
•	long-term incentive awards based on target (PSUs and RSUs).

The annual and long-term incentives are variable and the amount realized is based on achieving specific performance objectives or on the performance of Republic’s stock.

Components of Executive Compensation

For 2021, the target total direct compensation (“Target TDC”), comprised of annualized base salary, annual incentive and LTI awards (consisting of PSUs and RSUs), but not including retirement contributions, for Republic’s current NEOs was as follows:

14% 19% CEO(4) 67% Base salary Annual incentive(1) Long-term(2) 21% 18% 61% Other NEOs(Avg.)(3)

(1)Variable annual incentive target award for 2021

(2)PSU target award for performance cycle beginning in 2021 and target value of RSU awards

(3)For Other NEOs, not including Mr. Slager, the percentages reflect their 2021 Target TDCs, as approved by the Talent & Compensation Committee

(4)CEO data is based on Mr. Vander Ark’s Target TDC following his promotion to President and CEO on June 25, 2021

Republic Services, Inc. 2022 Proxy Statement	|	55

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Base Salary

We believe a competitive base salary attracts and retains high-caliber executive talent while providing a fixed level of compensation commensurate with the position’s responsibilities and level. The Talent & Compensation Committee annually reviews each NEO’s base salary to determine if any adjustment is warranted. This review consists of a comparison of the compensation paid to incumbents in comparable positions in our Peer Group, taking into account individual qualifications and responsibilities, internal salary levels, and individual and Company performance. Base salary levels may be adjusted when the Talent & Compensation Committee believes there is a competitive need to do so, in light of an individual’s promotion or taking into account an individual’s performance. In 2021, increases to base salaries for each of the NEOs were based on Peer Group benchmarking as well as individual performance. Mr. Vander Ark’s base salary increase was a result of his promotion to Chief Executive Officer on June 25, 2021. The table below shows the annual base salary for each NEO in 2020 and 2021, as approved by the Talent & Compensation Committee, which may be different from the amounts reflected in the Summary Compensation Table in the “Salary” column.

NAME	2020 BASE SALARY	2021 BASE SALARY
Jon Vander Ark (1)	$800,000	$1,000,000
Brian M. DelGhiaccio	$550,000	$570,000
Catharine D. Ellingsen	$535,000	$545,000
Jeffrey A. Hughes	$525,000	$535,000
Timothy E. Stuart	$650,000	$665,000
Donald W. Slager	$1,205,000	$1,241,150
(1)

Amounts reflect Mr. Vander Ark’s base salary at the end of each year. In January 2021, Mr. Vander Ark’s base salary was increased to $820,000. In connection with his promotion to Chief Executive Officer in June 2021, Mr. Vander Ark’s base salary was increased to $1,000,000.

56	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Variable and Performance-Based Compensation Overview

The annual incentive and LTI awards link the majority of compensation to management’s performance against the financial metrics set by the Talent & Compensation Committee and the performance of Republic stock over the vesting periods of the equity-based awards. The performance metrics for the annual incentives and the PSUs and the range of opportunity relative to target payouts are consistent for all NEOs, including the CEO. These programs have both minimum performance thresholds below which no payments will be made and capped maximum payments.

Each year, management recommends that the Board approve financial performance targets that are challenging and, if achieved, can deliver superior value to shareholders. Consistent with the setting of ambitious performance targets, Republic looks to have its aggregate total Target TDC for its NEOs near or at the median of our Peer Group, taking into account experience, tenure and overall position responsibility. The Talent & Compensation Committee believes it is appropriate to reward the executive management team with compensation above the target opportunity with respect to performance-based awards if the rigorous financial targets associated with the variable pay programs are exceeded. Conversely, if those targets are not met, awards are paid at levels that result in variable compensation below target. Thus, our NEOs generally may be paid above the median of our Peer Group only if the targets are exceeded.

Annual Cash Incentive

Republic maintains an annual incentive program for its NEOs and certain other members of management. This reflects our pay-for-performance philosophy by linking a significant portion of the NEOs’ compensation to Company performance. Actual annual incentive awards earned are a function of performance relative to Talent & Compensation Committee-approved financial targets. The Talent & Compensation Committee may apply (and in some years has applied) negative discretion to adjust actual performance downward if it believes that actual results reflect the benefit of matters that, although valuable to Republic, are not the type of benefit the annual incentive plan was designed to reward.

The annual incentive program rewards the NEOs based on performance relative to targets for the EPS Measure and the FCF Measure. For 2021 compensation purposes, we defined the EPS Measure, which is not a measure determined in accordance with GAAP, as our reported EPS, adjusted to remove the impact of: (a) the loss on extinguishment of debt; (b) gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (c) costs associated with withdrawal from or termination of multi-employer pension plans; (d) restructuring charges; and (e) similar events or circumstances. We defined the FCF Measure, which is not a measure determined in accordance with GAAP, as cash provided by operating activities, less property and equipment received in 2021, plus proceeds from sales of property and equipment, adjusted to remove the impact of: (1) cash taxes arising from debt extinguishment; (2) tax payments related to divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (3) payments associated with withdrawal from or termination of multi-employer pension plans; (4) restructuring payments, net of tax; and (5) similar events or circumstances.

The tables below illustrate our 2021 targets, threshold and maximum awards for the annual incentive. For performance at and below target, the two measures are equally weighted and a participant may earn a percentage of the target award for each measure based on performance for that measure. If the EPS Measure target is exceeded, and the FCF Measure at least meets target, the annual incentive award earned may be increased above target (up to a maximum of 200% of the target amount), based on the extent to which the EPS Measure target is exceeded. No additional amount above target will be earned based on exceeding the FCF Measure target.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2021 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF EITHER MEASURE IS LESS THAN TARGET

≥ $1,385 (T)	50%	62.5%	75%	87.5%	100%
$1,316	37.5%	50%	62.5%	75%	87.5%
$1,246	25%	37.5%	50%	62.5%	75%
$1,177 (threshold)	12.5%	25%	37.5%	50%	62.5%
< $1,177	0%	12.5%	25%	37.5%	50%
	≤ $3.56 (threshold)	$3.61	$3.66	$3.71	≥ $3.76 (T)
	EPS Measure (per share)
	T = Target level for 100% payout
Actual results for both measures in 2021 were above Target and therefore the table above did not govern the payout determination.

2021 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF BOTH MEASURES ARE AT OR ABOVE TARGET

FCF Measure ($ in millions)	≥$1,385 (T)	100%	125%	150%	175%	200%	200% (A)
		$3.76 (T)	$3.81	$3.86	$3.91	$3.96 (maximum)	$4.10
			EPS Measure (per share)
	T = Target level for 100% payout | A = Actual achievement in 2021 FCF Measure was $1,515 million and EPS Measure was $4.10 per share

For 2021, the actual EPS Measure performance was $4.10 per share against a target of $3.76 per share. The actual FCF Measure performance was $1,515 million against a target of $1,385 million. The above target performance on both the EPS Measure and the FCF Measure resulted in the NEOs receiving an annual incentive payment of 200% of target. Please refer to the Annex on page 98 for details regarding the calculation of our actual results for 2019, 2020 and 2021 for the EPS Measure and the FCF Measure.

The following table shows the NEOs’ 2021 annual incentive opportunity as a percentage of salary at various performance levels and the actual payout as a percentage of salary and in dollars. The payout amount is also reflected in the Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Further, the annual cash incentive payouts that would have been earned if the minimum, target and maximum performance level were achieved are reflected in the “Grants of Plan-Based Awards in the 2021” table on page 70 under the column titled “Estimated Future Payouts under Non-Equity Incentive Plan Awards” and associated footnotes.

58	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2021 ANNUAL INCENTIVE OPPORTUNITY AS A PERCENTAGE OF SALARY AND ACTUAL PAYOUT AS A PERCENTAGE OF SALARY AND IN DOLLARS

NAME	Below Threshold Performance Level	At Threshold Performance Level	At Target Performance Level	At Maximum Performance Level	Actual Annual Incentive Payout as a Percentage of Salary (1)	Actual Annual Incentive Payout in $(2)

Jon Vander Ark	0%	16.9%	135%	270%	240%	2,191,780
Brian M. DelGhiaccio	0%	10.0%	80%	160%	160%	912,000
Catharine D. Ellingsen	0%	10.0%	80%	160%	160%	872,000
Jeffrey A. Hughes	0%	10.0%	80%	160%	160%	856,000
Timothy E. Stuart	0%	11.25%	90%	180%	180%	1,197,000
Donald W. Slager	0%	16.9%	135%	270%	270%	3,351,105
(1)	Except for Mr. Vander Ark, the percentage is calculated utilizing base salary as of the end of the fiscal year. For Mr. Vander Ark, the percentage is calculated utilizing base salary paid in the year.
(2)

In connection with his promotion to Chief Executive Officer in June 2021, Mr. Vander Ark’s actual annual incentive payout for the 2021 performance period was prorated based on his base salary for his time in each role during the year.

For 2022, the annual incentive plan design remains very similar to prior years with the measures again consisting of the EPS Measure and the FCF Measure. In addition, beginning in 2022, annual incentives for senior executives including our NEOs may be adjusted up or down by up to 10% based on the Company’s interim performance on safety, talent and climate leadership goals.

Long-Term Incentive Awards

The Talent & Compensation Committee strongly believes in using LTI compensation to reinforce key objectives that drive financial progress and sustained shareholder value creation:

•	focus on the importance of shareholder returns;
•	promote the achievement of long-term performance goals;
•	encourage executive retention; and
•	promote meaningful levels of Republic stock ownership by executives.

To determine the overall opportunity and appropriate mix of LTI awards, the Talent & Compensation Committee considers a variety of factors, including competitive market positioning against comparable executives in the Peer Group, Peer Group LTI award practices, potential economic value realized, timing of vesting, and taxation. Our compensation program is highly performance-based, and the mix of LTI awards that are granted aligns with our target pay mix philosophy that indicates 50% or more of long-term incentive awards should be performance based. Taking this into consideration, the Talent & Compensation Committee awarded 70% of Mr. Vander Ark’s total equity in the form of PSUs and, on average, 61% of our other NEO’s (excluding Mr. Slager) total equity in the form of PSUs with the remaining in the form of RSUs.

Our LTI awards for NEOs consist of (1) an RSU grant that vests ratably over four years and (2) a PSU grant that vests based on performance over a three-year period and is payable half in cash and half in shares of common stock.

Restricted Stock Units

In February 2021, the Talent & Compensation Committee approved equity awards to our NEOs in the form of RSUs that vest ratably over four years. The full grant date fair value of RSUs granted to each NEO during 2021 is shown in the Summary Compensation Table on page 68. Additional information, including the number of shares subject to each award, is shown in the “Grants of Plan-Based Awards in 2021” table on page 70.

Generally, our executives and other employees who receive grants of RSUs receive dividend equivalents for any dividends we declare on our common stock following the date on which they are granted RSUs. The dividend equivalents are in the form of additional RSUs with a value equal to the value of dividends they would have received on the shares of the common stock underlying the RSUs they hold on the dividend record date.

Republic Services, Inc. 2022 Proxy Statement	|	59

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Performance Shares

PSUs are performance-based because the number of shares of common stock ultimately earned depends on performance against predetermined goals over a three-year period and the value of the PSUs fluctuates based on our stock price. The opportunity to earn PSUs is based on two key financial metrics — CFVC and ROIC — plus the addition of RTSR as a third metric.

The Talent & Compensation Committee established the performance and payout targets for the 2021-2023 performance periods in February 2021. We believe that the CFVC and ROIC targets for these performance periods are rigorous and appropriately reflect the Talent & Compensation Committee’s consideration of the business, and operational and regulatory environment as it existed when the targets were set. Additionally, we believe the RTSR target established by the Talent & Compensation Committee ensures that management is not rewarded or penalized for broader market conditions. Each of the components align all NEOs to performance against the financial metrics and to increasing shareholder value. Additional information, including the threshold, target, and maximum awards payable to each of the NEOs for the 2021-2023 performance period, is shown in the “Grants of Plan-Based Awards in 2021” table on page 70.

Dividends on PSUs are accrued but not earned and granted to the executives until the shares of common stock underlying the PSUs are earned, if at all, based on the achievement of the performance metrics as determined following the end of the three-year performance period.

In connection with Mr. DelGhiaccio’s promotion in 2020, he was granted long-term cash incentives (“Supplemental LTIP”) in addition to his PSUs to increase his target awards for such periods to take into account his time in his new role for a portion of the applicable performance periods. The Supplemental LTIP was granted as if the award was granted under the Executive Incentive Plan and had the same performance measures as the PSUs for the applicable performance period.

The award value for RSUs and PSUs granted to each NEO in 2021, as approved by the Talent & Compensation Committee, are shown below and may be different from the amounts reflected in the Summary Compensation Table in the “Stock Awards” column.

EXECUTIVE NAME	RSU AWARDS(1) VALUE	PSU AWARDS(2) VALUE

Jon Vander Ark (3)	$1,400,000	$3,265,000
Brian M. DelGhiaccio	$575,000	$931,500
Catharine D. Ellingsen	$575,000	$920,000
Jeffrey A. Hughes	$530,000	$856,750
Timothy E. Stuart	$750,000	$1,656,000
Donald W. Slager	$2,970,000	$7,199,000

(1)	The value of RSUs will differ from the grant date fair value of RSUs shown in the Summary Compensation Table, as we do not grant fractional shares.
(2)

The value of PSUs will differ from the grant date fair value of PSUs shown in the Summary Compensation Table. A portion of the grant date fair value of PSUs shown in the Summary Compensation Table reflects total shareholder return relative to the S&P 500, and is based on a Monte Carlo valuation model.

(3)

For Mr. Vander Ark, the amounts include RSUs with a February 23, 2021 grant date fair value of $1,000,000 and PSUs with a target value of $2,415,000. In connection with his promotion to Chief Executive Officer, Mr. Vander Ark was granted an additional RSU award with a grant date fair value of $400,000 and PSUs with a target value of $850,000 on June 25, 2021.

The chart below shows the performance targets and the potential payouts for PSUs granted in 2019 with a performance period of 2019–2021, for performance above and below target. It also shows the actual performance of CFVC and ROIC during the performance period of $3,823 million and 8.5%, respectively. Because our actual CFVC was below the target, and our actual ROIC was slightly below target, the resulting payout based on CFVC and ROIC was 87.1% of the target payout amount. We will disclose the performance targets, potential payouts, and actual results for the 2020–2022 and 2021–2023 performance periods once the applicable performance period has concluded.

60	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2019-2021 CFVC/ROIC EARNED PERCENTAGE

$4,594 or greater	75%	100%	125%	150%
		87.1% (A); CFVC $3,823; ROIC: 8.5%
$3,995 (T)	50%
		75%	100%	125%
$3,396	25%	50%	75%	100%
< $3,396	0%	25%	50%	75%
	< 7.5%	7.5%	8.8% (T)	10.1%
	AVERAGE ROIC%
	T = Target level for 100% payout | A = Actual results for 2019-2021 Performance Period

Twenty percent of the PSU payout is based on the RTSR performance to target. In 2019, the Talent & Compensation Committee set the RTSR performance target for the 2019 - 2021 performance period at the 56th percentile.

The chart to the right shows the performance target and the potential payouts for performance above and below target. It also shows the actual performance of RTSR during the performance period of 67th percentile. Because our actual performance was above the target level of performance, consistent with our pay-for-performance philosophy, the resulting payout based on RTSR was 123.3% of the target payout amount.

2019-2021 RTSR EARNED PERCENTAGE

RTSR ATTAINED DURING THE PERFORMANCE PERIOD	RTSR EARNING PERCENTAGE

Less than 20th Percentile	0%
20th Percentile	25%
40th Percentile	67%
56th Percentile (T)	100%
60th Percentile	108%
67th Percentile	123.3%	(A)
80th Percentile or higher	150%

T = Target level for 100% payout

A = Actual results for 2019-2021 Performance Period

Taking into consideration the combined performance of CFVC, ROIC and RTSR for the 2019-2021 performance period, the combined PSU payout was 94.3% of target. The actual payout amounts are reflected in the “Option Exercises and PSUs and RSUs Vested in 2021” table on page 73.

Other Benefits

Republic makes available medical, dental and vision insurance, life insurance and short- and long-term disability insurance programs for our employees. The NEOs are eligible to participate in these programs on the same basis and with the same level of financial subsidy as our general employee population (other than those employees who are subject to different terms under a collective bargaining agreement). Like our other employees, our NEOs may participate in our 401(k) plan and may defer a portion of their base salary and annual incentive compensation, to the maximum defined level specified by the IRS, which in 2021 was $19,500 plus an additional $6,500 for those age 50 and above. Republic matches 100% of the first three percent of pay contributed and 50% of the next two percent of pay contributed by an employee. Republic’s matching contributions into the 401(k) plan for the NEOs who participated are reported in the “All Other Compensation for 2021” table on page 69.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Deferred Compensation Plan and Deferred Compensation Savings Program Contributions

Eligible employees are limited by federal law as to the amount they may contribute to their 401(k) accounts. Accordingly, we have established a Deferred Compensation Plan (“DCP”) that permits certain participants, including the NEOs, to defer additional amounts of compensation, including RSUs and PSUs, in a tax efficient manner for retirement savings. Under the DCP, most participants are eligible for matching contributions. The matching contribution under the DCP is equal to the lesser of two percent of the participant’s eligible compensation over the established 401(k) limit ($290,000 in 2021) or 50% of the participant’s annual deferrals, excluding deferred RSUs and stock-settled PSUs.

In addition, we make discretionary retirement contributions to certain of our senior executives’ accounts in the Deferred Compensation Plan (“DCSP Contributions”). The Talent & Compensation Committee reviews the DCSP Contributions annually and may change the amounts or discontinue the contributions at any time. Each DCSP Contribution is a fixed dollar amount that depends on the participant’s position in the organization, among other considerations. Unless otherwise specified, DCSP Contributions vest in one of four ways: (1) upon a participant satisfying the age and service requirements necessary to qualify for retirement; (2) in the event of death or disability, the retirement contributions vest immediately; (3) if a participant’s employment is terminated “without cause,” the retirement contributions vest immediately but are not available to the participant until the earlier of the fifth anniversary of the termination date or the date the participant would have become eligible for retirement; or (4) if we complete a transaction that is deemed a change in control, all retirement contributions vest immediately and may be paid out depending upon the original election of the participant. Ms. Ellingsen and Messrs. Vander Ark, Hughes and Stuart each received a contribution of $65,000 in 2019, 2020 and 2021. Mr. DelGhiaccio received a contribution of $55,000 in 2019, and $65,000 in each of 2020 and 2021.

The individual contributions of the participating NEOs, including earnings on those contributions and total account balances as of the end of 2021, are shown in the “Nonqualified Deferred Compensation in 2021” table on page 73. Republic’s matching contributions and the DCSP contributions are shown in the “All Other Compensation for 2021” table on page 69.

Modest Perquisites

With the exception of (1) certain gross-up payments pursuant to our relocation policy that is applicable to all eligible employees,

(2) a stipend to cover a portion of monthly health club dues that is offered on the same terms to all employees at our corporate office, and (3) concierge medical services available to vice presidents, senior vice presidents, and executive vice presidents in our corporate office for a nominal charge paid by the Company, Republic generally does not offer perquisites or other personal benefits other than the aircraft usage discussed below. All associated relocation expenses, if any, are reported in the “All Other Compensation for 2021” table on page 69. Except as provided, below, we also do not provide any additional cash compensation to any of the NEOs to reimburse them for income tax liability as a result of the receipt of any cash or equity compensation, benefit or perquisite. As special perquisite arrangement with Mr. Slager under his transition agreement, we provided a payment to Mr. Slager to make him whole for the additional self-employment (1.45%) Medicare tax, net of any allowable income tax deduction, incurred with respect to the independent contractor payments made to Mr. Slager for his consulting, transition services and future cooperation during the period beginning June 25, 2021 and ending December 31, 2021. We also reimbursed Mr. Slager for his reasonable legal expenses incurred in connection with the preparation of his transition agreement.

Our CEO may use our airplane for non-business travel. Other NEOs may use our airplane for non-business travel if the CEO is aboard. On a quarterly basis, the Audit Committee reviews the non-business use of our airplane by our CEO and other NEOs for reasonableness. The amount reflected in the “All Other Compensation for 2021” table as “Perquisites and Other Personal Benefits” includes the incremental cost of providing aircraft to an NEO for non-business travel.

62	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Other Compensation Policies

Stock Ownership Guidelines

The Board recognizes the importance of equity ownership by our executives to further link their interests with shareholders’ interests. Accordingly, the Board maintains stock ownership guidelines for all senior management employees (defined as President and CEO, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Executive Vice President, Senior Vice President, Vice President, Area President, and Market Vice President). The guidelines require that senior management employees achieve compliance with the ownership guidelines within five years of becoming a covered employee and maintain their ownership level thereafter. Shares included in the calculation to assess compliance with the ownership guidelines include shares owned outright, shares held in the 401(k) plan, and vested stock equivalents held in the DCP.

NAME	MULTIPLE OF SALARY REQUIRED	IN COMPLIANCE OR ON TRACK

Jon Vander Ark	5x	Yes
Brian M. DelGhiaccio	3x	Yes
Catharine D. Ellingsen	3x	Yes
Jeffrey A. Hughes	3x	Yes
Timothy E. Stuart	3x	Yes
Donald W. Slager (1)	N/A	N/A
(1)	Mr. Slager retired effective June 25, 2021 and is no longer required to maintain equity ownership.

Securities Trades by Employees

Executive management and the Board take seriously their responsibilities and obligations to exhibit the highest standards of behavior relative to buying and selling Republic stock. All transactions by any director or officer as defined by Section 16 of the Exchange Act (“Insiders”) must be pre-cleared by the Chief Legal Officer. Further, Insiders and other Company representatives are prohibited from trading any Republic stock while in possession of material non-public information and are generally prohibited from trading any Republic stock during quarterly blackout periods.

Additionally, our insider trading policy prohibits all Insiders, and members of their immediate family, from engaging in the following transactions relating to Republic securities or derivatives of Republic securities:

•	purchasing or selling puts or calls;
•	short sales;
•	placing standing orders, other than under approved 10b5-1 plans;
•	engaging in short-term or “in-and-out” trading;
•	holding Republic securities or derivatives of Republic securities in a margin account; and
•	pledging Republic securities or derivatives of Republic securities.

REVISED Compensation Recoupment (Clawback) Policy

Our Board established a Clawback Policy to encourage sound financial reporting and increase individual accountability and updated it earlier this year to expand the triggering events to include additional Covered Events. As more fully described in our revised Clawback Policy, which is available on our website on the Investors page under Corporate Governance:

•	the policy applies to Republic’s officers as defined by Section 16 of the Exchange Act and the regulations promulgated thereunder (“Covered Officers”);
•	the policy applies to all short- and long-term incentives and bonuses, stock options, PSUs, RSUs and other stock and stock-based awards (“Incentive Compensation”)
•

the policy is triggered by an accounting restatement we must make due to material noncompliance with any financial reporting requirement under the securities laws (a “Restatement”) or another defined “Covered Event”, which includes conviction of certain crimes, a material violation of Company policies, rules, or guidelines, a breach of fiduciary duty or violation of a restrictive covenant and other conduct by a Covered Officer that exposes Republic to serious actual or potential injury;

•

if a Restatement occurs, the Talent & Compensation Committee generally must seek to claw back vested and unvested Incentive Compensation, including gains on equity, during the 3-year period preceding the Restatement date to the extent they exceed what would have been paid to the Covered Officer under the restated financial statements;

•

This clawback applies if either (1) the applicable Covered Officer engaged in fraud or intentional misconduct that materially contributed to the need for the Restatement or (2) future SEC or NYSE rules require Republic to seek forfeiture; and

•

If a Covered Event occurs, the Talent & Compensation Committee may review all Incentive Compensation, and seek to require the forfeiture or repayment of the award, vesting or amount of Incentive Compensation, in whole or in part, vested or unvested and including gains on equity, during the 3-year period preceding the Covered Event.

Compensation Process

Peer Group and Competitive Benchmarking

The Talent & Compensation Committee, in consultation with its independent compensation consultant, annually reviews the composition of the Peer Group used as a reference for executive compensation decisions to ensure that the companies included are comparable in terms of business mix and complexity, revenue, market capitalization, geographic footprint, assets and number of employees. The following table reflects the Peer Group used by the Talent & Compensation Committee to establish 2021 compensation.

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Air Products and Chemicals, Inc.	FedEx Corporation
American Electric Power Company, Inc.	J.B. Hunt Transport Services, Inc.
Canadian National Railway Company	Norfolk Southern Corporation
Canadian Pacific Railway Limited	Ryder System, Inc.
Cintas Corporation	Sysco Corporation
CSX Corporation	W.W. Grainger, Inc.
Ecolab Inc.	Waste Connections, Inc.
Entergy Corporation	Waste Management, Inc.
Fastenal Company

The Talent & Compensation Committee considers data and analyses prepared by its independent compensation consultant based on our current and prior performance, and the historical NEO pay and the appropriateness of that compensation compared to the NEO compensation in the Peer Group. The Talent & Compensation Committee also considers general compensation surveys compiled by external consulting firms and takes into account recommendations of our CEO for executives other than himself. The Talent & Compensation Committee uses the Peer Group and other surveys as a reference but does not target a specified percentile of compensation to be paid. After taking into account all data, and factors such as Company performance and an individual’s contribution, experience and potential, the Talent & Compensation Committee makes compensation decisions. Based on the independent consultant’s analysis, our CEO’s 2021 Target TDC was positioned near the 25th percentile of the peer group which is consistent with our approach of increasing pay over time commensurate with performance and experience.

Evaluating Company and Executive Performance

The Talent & Compensation Committee, after consulting with the Board and management, has established a process for evaluating Republic’s performance, as well as the performance of each of our executive officers. Each year, the Talent & Compensation Committee approves strategic, financial and ESG objectives for the executive officers for the upcoming year and for the long term. It also reviews and evaluates the performance against these strategic and financial objectives for the prior year and reviews the interim progress on all open three-year performance periods under the PSUs. Our CEO provides his assessment of the performance against the strategic objectives and on the individual contributions of the executive officers. The Talent & Compensation Committee considers all of these factors in reaching its compensation decisions. The Talent & Compensation Committee routinely meets in executive session without the presence of any management when considering compensation matters.

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EVALUATING COMPANY AND EXECUTIVE PERFORMANCE

Compensation committee ceo compensation committee approves strategic and financial objectives reviews and evaluates performance from prior year reviews interim progress on open 3 year performance periods under the PSUs provides assessment of NEO performance against strategic objectives and individual contributions compensation committee considers all factors when making compensation decisions makes final compensation decisions

Role of the Independent Compensation Consultant and Other Advisors

Since 2003, the Talent & Compensation Committee has retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to assist with its review of compensation for the NEOs and other related matters. The Talent & Compensation Committee retains Pearl Meyer directly, supervises all work done by Pearl Meyer, and reviews and approves all work invoices. While Pearl Meyer provides data and analyses and makes recommendations on the form and amount of compensation, the Talent & Compensation Committee makes all decisions regarding the compensation of our NEOs.

During 2021, Pearl Meyer advised the Talent & Compensation Committee on a variety of subjects, including compensation plan design and trends, pay-for-performance analytics, Peer Group benchmarking and other related matters. Pearl Meyer reports directly to the Talent & Compensation Committee, participates in meetings as requested and communicates with the Talent & Compensation Committee chair between meetings, as necessary. Pearl Meyer also provides advice to the Governance Committee and its chair regarding director compensation. Pearl Meyer did not provide any other services during 2021 and is considered independent and free from conflict under the Dodd-Frank Wall Street Reform and Consumer Protection Act and associated standards set forth by the SEC and NYSE.

The Talent & Compensation Committee also may use market data provided by Equilar and Aon for benchmarking and other purposes. This benchmarking data consists of information that is generally available to other Aon, Mercer, and Willis Tower Watson clients. None of these consulting firms made recommendations to the Talent & Compensation Committee or management on peer group composition or on the form, amount or design of executive or director compensation in 2021.

Sustainability in action Gretchen c charting the course in a world where the desire to live a more sustainable lifestyle outpaces the practice, Gretchen c has found her calling for the past five years Gretchen has worked to narrow that gap by helping spread the word about recycling composting and sustainability as a recycling and organics coordinator gretchens mission is to educate customers on how to become better stewards of the environment by training employees on state regulations regarding recycled materials in addition to helping them avoid making waste in the first place

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Other Considerations

Employment Agreements and Executive Separation Policy

Except in limited circumstances, Republic does not enter into employment agreements. Mr. Slager had an employment agreement that terminated with his retirement on June 25, 2021. Mr. Hughes has an employment agreement, which the Board and the Talent & Compensation Committee believe are in the best interest of Republic and its shareholders given, among other things, his importance to Republic and the fact that he had a legacy agreement with Allied since December 2008. Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio and Stuart do not have employment agreements but instead are eligible to participate in the Executive Separation Policy. They also have non-competition and non-solicitation agreements with Republic. For more information regarding the employment agreements and Executive Separation Policy, see “Executive Compensation — Employment Agreements and Post-Employment Compensation.”

Annual Risk Assessment

Management conducted a risk assessment of Republic’s policies and programs relating to the compensation of employees, including those that apply to our executive officers. In particular, management considered the following factors of our compensation policies, practices and programs:  the Talent & Compensation Committee’s robust governance controls; our balanced mix of long-term and short-term programs; our use of objective standards that are applied consistently from year to year; peer group benchmarking for stock performance; caps on PSU awards and annual incentives to limit windfalls; and clawback provisions designed to recoup compensation in circumstances set forth in the Company’s clawback policy.

Management discussed the findings of the risk assessment with the Talent & Compensation Committee. Based on the assessment, we believe that our compensation policies and practices create an appropriate balance between our base salary compensation, short-term incentive compensation and long-term incentive compensation, thereby reducing the possibility of imprudent risk-taking and that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Republic.

Equity Usage (Burn Rate and Dilution)

Under our 2021 Stock Incentive Plan, as approved by our shareholders in May 2020 (the “SIP”), the total number of shares of equity-based awards granted in 2021 was approximately 0.15% of the diluted weighted average number of shares outstanding for the year and within the limitations set by the SIP. As of December 31, 2021, the total number of shares that could be issued under the SIP, and all predecessor plans, was approximately 3.9% of the diluted weighted average number of shares outstanding for the year. Republic’s diluted EPS reflects all potentially dilutive shares.

Tax Considerations

Beginning in 2018, Section 162(m) of the Internal Revenue Code limited the federal income tax deduction for annual individual compensation to $1 million for the NEOs, subject to a transition rule for written binding contracts in effect on November 2, 2017 and not materially modified after that date. In the past, Section 162(m)’s deduction limit included an exception for “performance-based” compensation. Certain elements of the Company’s compensation programs were generally designed to qualify for this performance-based exception. To accomplish this, the Company previously asked shareholders to approve equity and incentive compensation plans that included limitations and provisions required to be included under Section 162(m). Now that the performance-based compensation exception is no longer available, the Company will no longer include Section 162(m)-related limitations or provisions or request shareholder approval for this purpose, and may not generally attempt to meet the requirements previously included in our plans related to the exception; however, the Company intends to comply with the transition rule for written binding contracts in effect on November 2, 2017 as long as the Talent & Compensation Committee determines that to be in the Company’s best interest. However, given the ambiguities and uncertainties as to the application of that rule, no assurances can be made that compensation, including compensation that was previously intended to satisfy the requirements for deductibility, would, in fact, be deductible.

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Talent & Compensation Committee Interlocks and Insider Participation

Messrs. Handley, Larson and Snee and Mses. Pegula and Weymouth served as members of the Talent & Compensation Committee during 2021. No member of the Talent & Compensation Committee is, or has ever been, an officer or employee of Republic. During 2021, none of our NEOs served as a member of the Talent & Compensation Committee (or other board committee performing equivalent functions) or as a director of another entity where an executive officer of such entity served either on our Board or on our Talent & Compensation Committee.

Talent & Compensation Committee Report

The following statement made by the Talent & Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

The Talent & Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Talent & Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement.

Submitted by the Talent & Compensation Committee as of March 15, 2022:

Thomas W. Handley (Chair)

Michael Larson

Kim S. Pegula

James P. Snee

Katharine B. Weymouth

Sustainability in action Chris s. When the mission matches the mandate in California, a new law requires diverting organic waste from landfills. That mandate dovetailed perfectly with Republic  Services’ mission and the opening of the Otay Compost Facility in Chula Vista. Chris S. manages the facility, utilizing solar power to process up to 100 tons of food waste and organic materials from the San Diego Region each day and turn it into compost, with plans to double the capacity within a year.

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2021 Summary Compensation Table

The following Summary Compensation Table shows information about the compensation we paid to our CEO, CFO and other named executive officers during 2021, 2020 and 2019. We refer to the individuals shown in the table below as the named executive officers (“NEOs”). In addition, under SEC rules we are required to report the compensation received by Mr. Slager, who was our CEO until June 25, 2021, when he retired.

NAME AND PRINCIPAL 2021 POSITIONS	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)

Jon Vander Ark(5)	2021	906,539	4,665,286	2,191,780	161,803	7,925,408
President and Chief Executive	2020	799,327	2,555,906	950,000	113,890	4,419,123
Officer	2019	746,731	2,088,516	1,326,517	105,813	4,267,577
Brian M. DelGhiaccio(4)	2021	569,308	1,506,538	1,132,033	94,760	3,302,639
Executive Vice President,	2020	497,212	862,926	601,083	91,230	2,052,451
Chief Financial Officer	2019	—	—	—	—	—
Catharine D. Ellingsen	2021	544,654	1,495,062	872,000	100,268	3,011,984
Executive Vice President, Chief Legal Officer, Chief	2020	534,462	1,360,545	535,000	116,791	2,546,798
Ethics & Compliance Officer and Corporate Secretary	2019	514,192	1,144,792	576,800	95,206	2,330,990
Jeffrey A. Hughes(6)	2021	534,654	1,386,797	856,000	101,322	2,878,773
Executive Vice President,	2020	—	—	—	—	—
Chief Administrative Officer	2019	514,654	1,144,792	576,800	103,402	2,339,648
Timothy E. Stuart	2021	664,481	2,406,101	1,197,000	98,529	4,366,111
Executive Vice President,	2020	649,327	2,196,069	690,625	98,619	3,634,640
Chief Operating Officer	2019	596,385	1,393,308	715,983	93,693	2,799,369
Donald W. Slager	2021	643,192	10,167,107	3,351,105	1,028,657	15,190,061
Former Chief Executive Officer	2020	1,204,058	9,159,438	2,033,438	540,229	12,937,163
	2019	1,169,192	8,652,410	2,211,300	584,392	12,617,294
(1)	Amounts reflect base salary paid in the year.
(2)

Included in the Stock Awards column are the grant date fair values of RSU and PSU awards granted in 2021, 2020 and 2019, determined in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used in calculating grant date fair value. The amounts shown in the table above reflect grant date fair value and may not correspond to the actual value that will be realized by the NEOs. For purposes of calculating the grant date fair value of PSU awards, we have assumed that we will achieve target performance levels.

(3)

The amounts shown for each of the years reflect the annual cash incentive earned for the year and, if applicable, the three-year long-term cash incentive earned for the performance cycle that ended in that year. At the time of his promotion to Executive Vice President, Chief Operating Officer in January 2018, Mr. Vander Ark was granted a Supplemental LTIP award for the 2017-2019 performance period. In connection with Mr. Vander Ark’s promotion to President and Mr. Stuart’s promotion to Executive Vice President, Chief Operating Officer in May 2019, Mr. Vander Ark and Mr. Stuart were each granted an annual cash incentive award (“Supplemental Annual Incentive”) as if the award was granted under the Executive Incentive Plan and had the same performance measures as the 2019 annual cash incentive. The Supplemental LTIP and Supplemental Annual Incentive awards were granted in addition to their PSU and annual cash incentive awards for the applicable performance periods and increased their target awards for such periods to take into account their time in their new roles for a portion of the applicable performance periods. At the time of his promotion to Executive Vice President, Chief Financial Officer in June 2020, Mr. DelGhiaccio was granted Supplemental LTIP awards for the 2018-2020, 2019-2021, and 2020-2022 performance periods. The Supplemental LTIP award was granted in addition to his PSU and annual cash incentive awards for the applicable performance periods and increased his target awards for such periods to take into account his time in his new role for a portion of the applicable performance periods.

(4)	Mr. DelGhiaccio was named Executive Vice President, Chief Financial Officer on June 1, 2020. He was not an NEO for 2019.
(5)

Mr. Vander Ark served as Chief Operating Officer from January 1, 2018 – April 30, 2019, was named President, effective May 1, 2019 and was named President and Chief Executive Officer effective June 25, 2021.

(6)	As previously announced, Mr. Hughes will retire from the Company effective, April 1, 2022. He was not an NEO in 2020.

The non-equity incentive plan compensation amounts earned by each of the NEOs for 2021 are shown below:

NAME	2021 ANNUAL CASH INCENTIVE ($)	2019 – 2021 SUPPLEMENTAL LTIP ($)

Jon Vander Ark	2,191,780	–
Brian M. DelGhiaccio	912,000	220,033
Catharine D. Ellingsen	872,000	–
Jeffrey A. Hughes	856,000	–
Timothy E. Stuart	1,197,000	–
Donald W. Slager	3,351,105	–

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All Other Compensation for 2021

NAME	Matching Contribution to 401(k) Plan ($)	Matching Contribution to Deferred Compensation Plan ($)	Retirement Contribution to Deferred Compensation Plan ($)		Value of Life Insurance Premiums ($)	Perquisites and Other Personal Benefits ($)(2)	Total ($)(3)

Jon Vander Ark	11,600	48,968	65,000		676	35,559	161,803
Brian M. DelGhiaccio	11,600	17,608	65,000		552	—	94,760
Catharine D. Ellingsen	11,600	23,143	65,000		525	—	100,268
Jeffrey A. Hughes	11,600	24,208	65,000		514	—	101,322
Timothy E. Stuart	11,600	21,302	65,000		627	—	98,529
Donald W. Slager (4)	11,600	131,514	132,695	(1)	338	92,189	1,028,657

(1)

Per the provisions of his employment agreement (which terminated upon his retirement on June 25, 2021), Mr. Slager received a benefit, payable to him following the 6-month anniversary of his retirement. This contractual payment is $2,287,972, increased at an annual rate of 6% compounded annually, from December 5, 2008 until June 25, 2021. The amount shown for him in this column reflects the annual increase to the payment.

(2)

Includes perquisites and personal benefits received by an NEO, to the extent that the total value of such perquisites and personal benefits was at least $10,000. The amounts shown for Mr. Vander Ark and Mr. Slager reflect the incremental cost of providing Company-owned aircraft for non-business travel. This valuation differs from the valuation under applicable tax guidelines. Aggregate incremental cost includes the cost of in-flight catering, landing and ground handling fees, hangar or parking costs, and fuel costs based on the average annual cost of fuel per hour flown. Fixed costs that do not change based on usage are not included.

(3)

NEOs and other executives are entitled to participate in a concierge medical services program at an estimated cost per participant of $162. The cost is paid by the Company on behalf of the participant and it is not included in the table shown above.

(4)

For Mr. Slager, All Other Compensation for 2021 includes the following payments associated with his transition agreement:  $644,443 for consulting, transition services and future cooperation, $9,344 for the self-employment Medicare tax associated with his independent contractor payments, and $6,534 for the employer portion of his health & welfare benefits.

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Grants of Plan-Based Awards in 2021

The following table sets forth information concerning each grant of an award to an NEO during the year ended December 31, 2021 under the Executive Incentive Plan or the SIP. Information regarding our awards under these plans also is included in our Compensation Discussion and Analysis.

			Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity Incentive			All Other Stock Awards: Number of	Grant Date Fair Value
			Incentive Plan Awards			Plan Awards(4)			Shares of	of Stock
NAME	Award Type (1)	Grant Date	Threshold ($)(2)	Target ($)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	and Option Awards ($)

	RSUs	2/23/2021							11,242	1,000,088
	PSUs	2/23/2021				1,357	27,148	40,722		2,415,086
Jon	RSUs	6/25/2021							3,677	400,058
Vander Ark	PSUs	6/25/2021				391	7,813	11,720		850,054
	Annual Cash Incentive		33,750	1,350,000	2,700,000
	RSUs	2/23/2021							6,464	575,037
Brian M.	PSUs	2/23/2021				524	10,471	15,707		931,500
DelGhiaccio	Annual Cash Incentive		11,400	456,000	912,000
	RSUs	2/23/2021							6,464	575,037
Catharine D.	PSUs	2/23/2021				517	10,342	15,513		920,024
Ellingsen	Annual Cash Incentive		10,900	436,000	872,000
	RSUs								5,958	530,024
Jeffrey A.	PSUs					482	9,631	14,447		856,774
Hughes	Annual Cash Incentive		10,700	428,000	856,000
	RSUs	2/23/2021							8,431	750,022
Timothy E.	PSUs	2/23/2021				931	18,616	27,924		1,656,079
Stuart	Annual Cash Incentive		14,963	598,500	1,197,000
	RSUs	2/23/2021							33,386	2,970,019
Donald W.	PSUs	2/23/2021				4,046	80,925	121,388		7,199,088
Slager(5)	Annual Cash Incentive		41,889	1,675,553	3,351,106

(1)

All equity awards granted in 2021 were granted under the SIP. For all NEOs, the annual cash incentive award was granted under the Executive Incentive Plan. For further details regarding annual compensation, see “Executive Compensation — Components of Executive Compensation.” The RSU awards shown above are scheduled to vest in equal annual installments over four years, beginning on the first anniversary of the grant date. The PSU awards shown above are scheduled to vest at the end of the three-year performance period based on performance for the 2021-2023 period.

(2)

This column shows the annual cash incentive payouts that would be earned if the minimum performance level were achieved. If at least the minimum level of performance is not achieved, no payout is made.

(3)	If the maximum level of performance is achieved under the annual cash incentive plan, the maximum payout would be 200% of target.
(4)

Represents the potential number of shares earned based on achievement of performance criteria for PSU awards granted under the SIP. The earned number of shares is payable half in cash and half in shares for all NEOs. No exercise price or other consideration is paid by the NEOs with respect to PSU awards. The PSU award measurement period is the three-year period beginning January 1, 2021 and ending December 31, 2023. PSUs accrue dividend equivalents, which are paid out based on the number of shares actually earned, if any, at the end of the performance period. If at least the minimum level of performance is not achieved, no payout will be made. See “Executive Compensation — Components of Executive Compensation” for further details regarding PSUs.

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(5)

In accordance with his employment agreement, Mr. Slager became fully vested in his outstanding RSUs and PSUs without proration upon his retirement, provided that his PSUs remain subject to actual satisfaction of the applicable performance criteria through the end of the performance periods applicable to such awards, as determined by the Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The following table reflects RSU and PSU awards granted to the NEOs that were outstanding as of December 31, 2021.

STOCK AWARDS(1)(2)

NAME	Grant Date		Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Rights that Have Not Vested ($)

Jon Vander Ark	4/7/2017		86,614	12,078,322	—	—
	2/18/2018		2,570	358,387	—	—
	2/8/2019		4,621	644,398	—	—
	2/14/2020		6,160	859,012	17,514	2,442,327
	2/23/2021		11,371	1,585,686	27,556	3,842,684
	6/25/2021		3,704	516,523	7,897	1,101,237
Brian M. DelGhiaccio	2/18/2018	(3)	617	86,041	—	—
	2/8/2019	(4)	1,095	152,698	—	—
	2/14/2020		2,002	279,179	4,018	560,310
	6/1/2020		1,810	252,405	—	—
	2/23/2021	(5)	6,538	911,724	10,629	1,482,214
Catharine D. Ellingsen	2/18/2018		1,646	229,535	—	—
	2/8/2019		3,423	477,337	—	—
	2/14/2020		4,312	601,308	7,985	1,113,508
	2/23/2021		6,537	911,585	10,498	1,463,946
Jeffrey A. Hughes	2/18/2018		2,056	286,709	—	—
	2/8/2019		3,423	477,337	—	—
	2/14/2020		4,004	558,358	7,416	1,034,161
	2/23/2021		6,026	840,326	9,775	1,363,124
Timothy E. Stuart	4/7/2017	(6)	51,970	7,247,217	—	—
	2/18/2018		2,159	301,073	—	—
	2/8/2019		3,835	534,791	—	—
	2/14/2020		5,774	805,184	14,423	2,011,287
	2/23/2021		8,527	1,189,090	18,896	2,635,047
Donald W. Slager	2/14/2020		—	—	62,582	8,727,060
	2/23/2021		—	—	82,141	11,454,562

(1)	The values of the RSUs and PSUs are based on $139.45 per share, which was the closing price of Republic’s stock on December 31, 2021, the last trading day of our fiscal year.
(2)

Includes PSUs for the 2020-2022 and 2021-2023 performance periods. Subsequent to the end of a performance period, PSU payouts are generally made in February of the succeeding year after the Talent & Compensation Committee has determined the achievement of performance metrics. The PSUs for 2019-2021 performance period are not included in the table as they are considered vested as of December 31, 2021 for proxy statement disclosure purposes; instead, such PSUs are included in the “Option Exercises and Stock Vested In 2021” table.

(3)	Mr. DelGhiaccio deferred 100% of his RSU award granted in 2018.
(4)	Mr. DelGhiaccio deferred 100% of his RSU award granted in 2019.
(5)	Mr. DelGhiaccio deferred 50% of his RSU award granted in 2021.
(6)	Mr. Stuart deferred 25% of his RSU award granted in 2017.

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The vesting dates and number of shares vesting for the RSUs and PSUs are shown in the following table.

	RSUs		PSUs
NAME	Vesting Date	Shares Vesting	Vesting Date	Shares Vesting

	2/8/2022	2,310	12/31/2022	17,514
	2/14/2022	2,052	12/31/2023	35,453
	2/18/2022	2,570
	2/23/2022	2,842
	4/7/2022	86,614
Jon Vander Ark	6/25/2022	925
	2/8/2023	2,310
	2/14/2023	2,053
	2/23/2023	2,842
	6/25/2023	925
	2/14/2024	2,053
	2/23/2024	2,843
	6/25/2024	926
	2/23/2025	2,843
	6/25/2025	927
	2/8/2022	547	12/31/2022	4,018
	2/14/2022	666	12/31/2023	10,629
	2/18/2022	617
	2/23/2022	1,635
	6/1/2022	603
	2/8/2023	547
Brian M. DelGhiaccio (1)	2/14/2023	667
	2/23/2023	1,635
	6/1/2023	603
	2/14/2024	667
	2/23/2024	1,635
	6/1/2024	603
	2/23/2025	1,635
	2/8/2022	1,711	12/31/2022	7,985
	2/14/2022	1,437	12/31/2023	10,498
	2/18/2022	1,646
	2/23/2022	1,634
Catharine D. Ellingsen	2/8/2023	1,711
	2/14/2023	1,437
	2/23/2023	1,634
	2/14/2024	1,438
	2/23/2024	1,634
	2/23/2024	1,635
	2/8/2022	1,711	12/31/2022	7,416
	2/14/2022	1,334	12/31/2023	9,775
	2/18/2022	2,056
	2/23/2022	1,505
Jeffrey A. Hughes	2/8/2023	1,711
	2/14/2023	1,334
	2/23/2023	1,506
	2/14/2024	1,336
	2/23/2024	1,507
	2/23/2025	1,507
	2/8/2022	1,917	12/31/2022	14,423
	2/14/2022	1,924	12/31/2023	18,896
	2/18/2022	2,159
	2/23/2022	2,131
	4/7/2022	51,970
Timothy E. Stuart (2)	2/8/2023	1,917
	2/14/2023	1,924
	2/23/2023	2,131
	2/14/2024	1,925
	2/23/2024	2,131
	2/23/2025	2,133
Donald W. Slager			12/31/2022	62,582
			12/31/2023	82,141

72	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

(1)

Mr. DelGhiaccio has deferral arrangements for his awards with the following vesting dates:  2/8/22: Deferred 100%; 2/18/22: Deferred 100%; 2/23/22: Deferred 50%; 2/8/23: Deferred 100%; 2/23/23: Deferred 50%; 2/23/24: Deferred 50%;2/23/25: Deferred 50%

(2)	Mr. Stuart deferred 25% of his RSU award scheduled to vest on 4/7/22.

PSUs and RSUs Vested in 2021

The following table reflects the vesting of previously granted RSUs and PSUs for each of the NEOs during the year ended December 31, 2021. The value represented by the vesting of the RSUs or PSUs is based on the closing price of our stock on the vesting date.

	STOCK AWARDS(1)
NAME	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)

Jon Vander Ark	27,653	3,060,908
Brian M. DelGhiaccio	7,233	528,548
Catharine D. Ellingsen	14,720	1,589,228
Jeffrey A. Hughes	20,141	2,086,489
Timothy E. Stuart	19,151	2,065,450
Donald W. Slager(2)	202,363	24,472,262

(1)

The amounts reflected in this table include the vesting in 2021 of PSUs granted for the 2019-2021 performance period. For Ms. Ellingsen and Messrs. Vander Ark, Hughes and Slager, upon vesting, 50% of the PSU awards settled in cash on February 8, 2022, and 50% of the PSU awards settled in shares on February 11, 2022. For Messrs. DelGhiaccio and Stuart, upon vesting, 100% of the PSU awards settled in shares on February 11, 2022.

(2)	In accordance with his employment agreement, Mr. Slager became fully vested in his outstanding RSUs without proration upon his retirement.

Nonqualified Deferred Compensation in 2021

The following table reflects information concerning the participation of our NEOs in our nonqualified Deferred Compensation Plan. For a description of that plan, see “Executive Compensation — Compensation Discussion and Analysis — Components of Executive Compensation — Fixed Compensation and Benefits — Deferred Compensation Plan and Deferred Compensation Savings Program Contributions.”

NAME	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)

Jon Vander Ark	100,472	113,969	836,239	—	3,837,704
Brian M. DelGhiaccio	213,589	82,608	1,098,235	(208,290)	4,768,585
Catharine D. Ellingsen	89,845	88,143	1,172,091	—	4,277,420
Jeffrey A. Hughes	646,379	89,208	3,564,351	—	14,217,847
Timothy E. Stuart	101,215	86,302	912,862	—	4,298,066
Donald W. Slager	1,682,704	264,209	1,544,128	(21,662,685)	131,514

(1)	All amounts contributed to the DCP by the NEOs in 2021 have been included in the Summary Compensation Table as Salary, Stock Awards or Non-Equity Incentive Plan Compensation.
(2)

This column includes retirement contributions of $65,000 for each of Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Hughes and Stuart that were made by Republic to the plan on behalf of the executive. These amounts vest in accordance with the terms of the plan described in the Compensation Discussion and Analysis. Per the provisions of his employment agreement, Mr. Slager received a benefit, which was paid following the 6-month anniversary of his retirement. This contractual payment is $2,287,972, increased at an annual rate of 6%, compounded annually from December 5, 2008 through June 25, 2021. The amount set forth in the table above includes the annual increase to the payment. All other amounts in this column relate to matching contributions made by Republic during 2022 that are attributable to 2021 executive contributions.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

(3)

For deferrals of RSUs and stock-settled PSUs, earnings are calculated based on the change in the price of our common stock during 2021. For cash deferrals, earnings are calculated based on the performance of the measurement funds selected by the participants.

(4)

For Ms. Ellingsen and Messrs. Vander Ark and Stuart, these amounts include the following amounts reported as compensation in 2019 and 2020 in the Summary Compensation Table:  Mr. Vander Ark:  $278,520; Ms. Ellingsen:  $220,183; and Mr. Stuart:  $183,144. For Mr. DelGhiaccio, it includes $633,943 that was reported as compensation in the 2020 in the Summary Compensation Table, and for Mr. Hughes, it includes $243,637 that was reported as compensation in 2019 in the Summary Compensation Table.

Employment Agreements and Post-Employment Compensation

Employment Agreements

We had an employment agreement with Mr. Slager that expired upon his retirement on June 25, 2021. Mr. Slager’s employment agreement was superseded by a transition agreement that was entered into as of March 26, 2021 and is described below. Mr. Hughes’ employment agreement, among other things, provides for consideration to be paid to him upon termination of employment, as described below. It contains post-termination restrictive covenants, including a covenant not to compete and not to solicit customers and employees that last for two years. The agreement provides for a minimum base salary and eligibility to participate in our performance-based annual and LTI plans. It also provides for accelerated vesting of equity-based awards in certain circumstances and continued coverage under certain welfare plans for a specified period of time. We do not have employment agreements with Ms. Ellingsen or Messrs. Vander Ark, DelGhiaccio and Stuart.

Mr. Slager

Under Mr. Slager’s transition agreement, he is obligated to provide certain transition and consulting services to the Company as an independent contractor, and to assist and cooperate with the Company concerning matters about which he possesses relevant knowledge and information.  In addition, certain provisions of his employment agreement, including the restrictive covenant, confidentiality, nondisparagement and future cooperation provisions, remain in effect.

In connection with his retirement from the Company, and as consideration for the further services and cooperation to be provided by Mr. Slager, Mr. Slager received or is due to receive the following payments under his employment agreement and the transition agreement.

Mr. Slager received his base salary earned, as well as earned but unused vacation, under his employment agreement through his retirement date of June 25, 2021. He also received (or is entitled to receive) all accrued and vested benefits under the Company’s employee benefit plans, and reimbursements of business expenses incurred through June 25, 2021 in accordance with the Company’s policies.

Mr. Slager received payment for his transition and consulting services and his future cooperation equal to the base salary that he would have received as an employee under his employment agreement, through December 31, 2021. In addition, as noted under “Modest Perquisites” on page 62, the Company paid to Mr. Slager an amount to make him whole for the additional self-employment Medicare tax, net of any allowable income tax deduction for such tax, with respect to such payment.

Mr. Slager received his 2021 annual incentive award which was fully vested and paid without proration, as determined by the Talent & Compensation Committee and noted in the “2021 Annual Incentive Opportunity” table on page 59 and the 2021 Summary Compensation Table on page 68.

In accordance with his employment agreement, and as noted in the “PSUs and RSUs Vested in 2021” table on page 73 and in the 2021 Summary Compensation Table on page 68, Mr. Slager became fully vested in his outstanding RSUs and PSUs without proration upon his retirement, provided that his PSUs remain subject to actual satisfaction of the applicable performance criteria through the end of the performance periods applicable to such awards, as determined by the Talent & Compensation Committee.

Mr. Slager received a distribution of his account balance in the Deferred Compensation Plan, as well as a lump sum distribution of his Supplemental Retirement Benefit, as described in his employment agreement, as noted in the “Nonqualified Deferred Compensation in 2021” table on page 73 and in the 2021 Summary Compensation Table on page 68.

As noted under “Modest Perquisites” on page 62, the Company reimbursed the legal fees incurred by Mr. Slager in connection with the preparation of the transition agreement.

Mr. Hughes

Mr. Hughes entered into an employment agreement that was effective December 5, 2008 (the “Hughes Agreement”). The Hughes Agreement, together with the applicable plans and award agreements, provide that Mr. Hughes will be compensated as follows upon the occurrence of each respective scenario:

74	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Death: Upon Mr. Hughes’ death:

•	the Company will pay his base salary earned, but not yet paid, and unused vacation;
•	the Company will pay the employer contributions to the DCP made on Mr. Hughes’ behalf and earnings on those amounts;
•	his annual cash incentive awards will vest and be payable at target, except that any awards determined to be earned prior to death will be payable
•	following the end of the applicable performance period at the actual amount to be determined;
•	his outstanding equity awards will immediately vest;
•	his earned PSUs will vest on a prorated schedule; and
•	his qualified beneficiaries will receive continued coverage under certain welfare plans for a specified period of time in accordance with our benefit continuation policy under COBRA.

Disability: If Mr. Hughes’ employment is terminated due to disability:

•	he will receive his base salary earned, but not yet paid, and unused vacation;
•	he will receive the employer contributions to the DCP made on Mr. Hughes’ behalf and earnings on those amounts;
•

his annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Compensation Committee, based on actual Company performance, payable following the end of the performance period, except that any awards determined to be earned prior to any disability shall be payable following the end of the applicable performance period at the actual amount to be determined;

•	all outstanding equity awards will immediately vest;
•	his earned PSUs will vest on a prorated schedule; and
•	he and his qualified beneficiaries will receive continued coverage under certain welfare plans for a specified period of time in accordance with our benefit continuation policy under COBRA.

Without Cause by the Company: If Mr. Hughes’ employment is terminated without cause (as such term is defined in the Hughes Agreement):

•	he will receive his base salary earned, but not yet paid, and unused vacation;
•	he will continue to receive his base salary for one year;
•	he will receive the employer contributions to the DCP made on Mr. Hughes’ behalf and earnings on those amounts;
•

all annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Compensation Committee, based on actual Company performance, payable following the end of the performance period;

•	his outstanding equity will continue to vest for up to one year following termination;
•	his earned PSUs will vest on a prorated schedule; and
•	he and his qualified beneficiaries will receive continued coverage under certain welfare plans for up to one year.

Without Cause by the Company or by Mr. Hughes for Good Reason – Change in Control: If Mr. Hughes’ employment is terminated without cause or by Mr. Hughes for good reason in connection with a change in control (as such terms are defined in the Hughes Agreement):

•	he will receive his base salary earned, but not yet paid, and unused vacation;
•	he will receive the employer contributions to the DCP made on Mr. Hughes’ behalf and earnings on those amounts;
•

he will receive a lump sum payment in the amount of two times the sum of his current base salary and his target annual cash incentive award for the year in which termination occurs, payable within six months following termination;

•	all annual cash awards outstanding as of the change in control will vest and become payable at target no later than ten days following the change in control;
•	his outstanding equity will vest immediately;
•	all performance share awards outstanding as of the termination date will vest and become payable at target and without proration; and
•	he and his qualified beneficiaries will receive continued coverage under certain welfare plans for up to one year.

For Cause by the Company or if Mr. Hughes Resigns Without Good Reason: If Mr. Hughes is terminated for cause or resigns without good reason:

•	he will receive his base salary earned, but not yet paid, and unused vacation;
•	he will receive the employer contributions to the DCP made on his behalf and earnings on those amounts; and
•	he and his qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Executive Separation Policy

The Talent & Compensation Committee adopted our Executive Separation Policy (the “Separation Policy”) in 2010 to ensure we are able to attract and retain the most qualified and capable professionals to serve in key executive positions to maximize the value of Republic for the benefit of our shareholders. The Separation Policy is in effect for the President & CEO, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, and each Executive Vice President, Senior Vice President, Vice President and Area President. The Talent & Compensation Committee may, in its discretion, make the Separation Policy applicable to other members of management.

Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, and Stuart (collectively, the “Covered Executives”) are our NEOs that participate in our Separation Policy. Severance benefits under the Separation Policy are subject to the following requirements: (1) having an agreement containing non-solicitation, confidentiality and arbitration provisions and, if appropriate, a non-competition provision (which each has done); (2) executing a separation agreement containing a full release of legal claims; (3) refraining from disparaging Republic following their employment with us; and (4) providing reasonable cooperation and assistance concerning legal or business matters as requested by Republic following their employment.

Under the Separation Policy, together with the applicable plans and award agreements, the Covered Executive will receive the following compensation for each respective scenario:

Death: Upon the Covered Executive’s death:

•	the Company will pay all base salary earned, but not yet paid;
•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;
•

the Covered Executive’s annual cash incentive awards will vest and be payable at target, except that any awards determined to be earned prior to death will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

•	the Covered Executive’s earned PSUs will vest on a prorated schedule;
•	for Mr. DelGhiaccio, the Supplemental LTIP award will vest on prorated schedule; and
•	the Covered Executive’ s qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Disability: If the Covered Executive’s employment is terminated due to disability:

•	the Company will pay all base salary earned, but not yet paid;
•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;
•

the Covered Executive’s annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period, except that any awards determined to be earned prior to any disability will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;
•	the Covered Executive’s earned PSUs will vest on a prorated schedule;
•	for Mr. DelGhiaccio, the Supplemental LTIP award will vest on prorated schedule; and
•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Without Cause by the Company: If the Covered Executive’s employment is terminated without cause (as such term is defined in the Separation Policy):

•	the Company will pay all base salary earned, but not yet paid;
•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;
•	the Covered Executive will receive continued base salary for two years (provided that Mr. Vander Ark would receive continued base salary plus target annual bonus for two years);
•

except for Mr. Vander Ark, all annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period;

•

the Covered Executive’s outstanding equity awards will continue to vest for up to one year following termination, with the exception of Messrs. Stuart’s and Vander Ark’s retention RSU awards granted on April 7, 2017 that will vest on a prorated schedule;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule;
•	for Mr. DelGhiaccio, the Supplemental LTIP award will vest on prorated schedule; and
•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

Without Cause by the Company or by the Covered Executive for Good Reason – Change in Control: If the Covered Executive’s employment is terminated without cause or by the Covered Executive for good reason (as such terms are defined in the Separation Policy) within one year after a change in control, then:

•	the Company will pay all base salary earned, but not yet paid;
•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;
•

the Covered Executive will receive a lump sum payment in the amount of two times the sum of the current base salary and the target annual cash incentive award for the year in which termination occurs, payable six months following termination;

•	all annual cash awards outstanding as of the change in control will vest and become payable at target no later than ten days following the change in control;
•	all PSUs outstanding as of the termination date will vest and become payable at target and without proration;
•	the Covered Executive’s outstanding equity will immediately vest;
•	for Mr. DelGhiaccio, the Supplemental LTIP award outstanding as of the termination date will vest and become payable at target and without proration; and
•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

For Cause by the Company or if the Covered Employee Resigns Without Good Reason: If the Covered Executive is terminated for cause by Republic or resigns without good reason:

•	the Covered Executive will receive all base salary earned, but not yet paid;
•

the Covered Executive will receive the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts if the Covered Executive meets the definition of “retirement”, as defined by the DCP; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

The Talent & Compensation Committee may use its discretion to make post-termination payments to executive officers that may not be required pursuant to the terms of the Separation Policy if such payments are determined to be in Republic’s best interests.

Retirement

Upon satisfying Republic’s definition of “retirement” and providing proper notice to the Company:

•	the NEO will receive all base salary earned, but not yet paid;
•	the NEO’s outstanding equity will immediately vest;
•	the NEO’s earned PSUs will vest in full; and
•	the Covered Executive and his or her qualified beneficiaries will receive continuation coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

76	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Additionally, for Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Hughes and Stuart, Republic will pay the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts if the executive meets the definition of “retirement”, as defined by the DCP, and will provide continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Potential Payments upon Termination

Described below is the post-employment consideration payable to Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Hughes and Stuart under their respective agreements or policies, as applicable, in the event of a covered termination, and assuming the specified events occurred on December 31, 2021. We have not quantified the estimated welfare benefits payable because we do not believe any estimates would be meaningful.

We can terminate an NEO’s employment without cause at any time. Ms. Ellingsen and Messrs. Vander Ark , DelGhiaccio, Hughes and Stuart can terminate their employment for good reason during the one-year period following a change in control if we reduce their salary, incentive opportunity or title.

For purposes of the calculations in the following table related to our common stock, the value of RSUs and the value of PSUs for the 2020-2022 and 2021-2023 performance periods is based on a price of $139.45, the closing price of our stock on December 31, 2021, the last trading day of our 2021 fiscal year. Also, because actual payouts for the 2020-2022 and 2021-2023 PSUs performance periods have not yet been determined, calculations based on actual payouts of such performance periods assume that payouts will be at target. The balance of Company contributions to the DCP that were not previously vested will become vested and payable in accordance with the terms of the DCP. The following table does not include amounts contributed by the executives into their DCP accounts.

Republic Services, Inc. 2022 Proxy Statement	|	77

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

POTENTIAL PAYMENTS UPON TERMINATION TABLE(15)

NAME	DEATH		DISABILITY		COMPANY TERMINATION W/O CAUSE OR FOR GOOD REASON(5)		CHANGE IN CONTROL(8)		RETIREMENT(12)

Jon Vander Ark
Severance	—		—		4,700,000	(7)	4,700,000	(11)	—
Stock Awards	21,599,587	(1)	21,599,587	(1)	12,685,803	(6)	26,158,449	(9)	—
Non Equity Incentive Plan	1,350,000	(2)	2,700,000	(4)	—		1,350,000	(10)	—
Deferred Compensation	1,013,620	(3)	1,013,620	(3)	1,013,620	(3)	1,013,620	(3)	—
TOTAL COMPENSATION PAYABLE	23,963,207		25,313,207		18,399,423		33,222,069		—
Brian M. DelGhiaccio
Severance	—		—		1,140,000	(7)	2,052,000	(11)	—
Stock Awards	3,049,052	(1)	3,049,052	(1)	1,934,149	(6)	4,369,108	(9)	—
Non Equity Incentive Plan	911,311	(2)	1,367,311	(4)	1,367,311	(4)	1,042,250	(10)	—
Deferred Compensation	688,024	(3)	688,024	(3)	688,024	(3)	688,024	(3)	—
TOTAL COMPENSATION PAYABLE	4,648,387		5,104,387		5,129,484		8,151,382		—
Catharine D. Ellingsen
Severance	—		—		1,090,000	(7)	1,962,000	(11)	—
Stock Awards	4,438,578	(1)	4,438,578	(1)	3,115,198	(6)	5,778,669	(9)	5,573,841	(13)
Non Equity Incentive Plan	436,000	(2)	872,000	(4)	872,000	(4)	436,000	(10)	872,000	(14)
Deferred Compensation	1,871,326	(3)	1,871,326	(3)	1,871,326	(3)	1,871,326	(3)	1,871,326	(3)
TOTAL COMPENSATION PAYABLE	6,745,904		7,181,904		6,948,524		10,047,995		8,317,167
Jeffrey A. Hughes
Severance	—		—		535,000	(7)	1,926,000	(11)	—
Stock Awards	4,347,099	(1)	4,347,099	(1)	3,105,576	(6)	5,805,443	(9)	5,600,615	(13)
Non Equity Incentive Plan	428,000	(2)	856,000	(4)	856,000	(4)	428,000	(10)	856,000	(14)
Deferred Compensation	1,204,098	(3)	1,204,098	(3)	1,204,098	(3)	1,204,098	(3)	1,204,098	(3)
TOTAL COMPENSATION PAYABLE	5,979,197		6,407,197		5,165,674		7,437,541		7,660,713
Timothy E. Stuart
Severance	—		—		1,330,000	(7)	2,527,000	(11)	—
Stock Awards	13,604,247	(1)	13,604,247	(1)	8,042,772	(6)	16,332,942	(9)	—
Non Equity Incentive Plan	598,500	(2)	1,197,000	(4)	1,197,000	(4)	598,500	(10)	—
Deferred Compensation	964,240	(3)	964,240	(3)	964,240	(3)	964,240	(3)	—
TOTAL COMPENSATION PAYABLE	15,166,987		15,765,487		10,204,012		17,895,682		—

(1)

Amounts include the prorated vesting in a portion of earned PSUs for the 2020-2022 and 2021-2023 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2019-2021 performance period (based on the closing prices of our stock of $126.95 on February 8, 2022 for cash-settled PSUs and $120.18 on February 11, 2022 for stock-settled PSUs). Amounts also include the immediate vesting of outstanding RSUs.

(2)

For Ms. Ellingsen and Messrs. Vander Ark, Hughes and Stuart, amounts reflect the target 2021 annual cash incentive award. For Mr. DelGhiaccio, amount reflects target 2021 annual cash incentive award, actual Supplemental LTIP award for the 2019-2021 performance period and prorated Supplemental LTIP awards for the 2020-2022 performance period (calculated using target for purposes of the table above).

(3)

This includes the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts. The amount will be paid to the executive’s beneficiary upon the executive’s death. This amount does not include amounts that have been previously earned and deferred by the executive, nor does it include any unvested RSUs or PSUs that the executive has elected to defer (the early vesting of which is reflected in the “Stock Awards” row for each respective executive).

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

(4)

For Ms. Ellingsen and Messrs. Vander Ark, Hughes and Stuart, amounts include the actual 2021 annual cash incentive award. For Mr. DelGhiaccio, amount reflects actual 2021 annual cash incentive award, actual Supplemental LTIP award for the 2019-2021 performance period and prorated Supplemental LTIP award for the 2020-2022 performance period (calculated using target for purposes of the table above).

(5)	Absent a change in control, no NEO may terminate for “good reason”, and the consideration described in this column would only be provided in the event of a termination by the Company without cause.
(6)

For Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Hughes and Stuart, the table includes outstanding RSUs that will continue to vest for up to one year following termination, except for Messrs. Stuart’s and Vander Ark’s retention RSU awards granted on April 7, 2017 that will vest on a prorated schedule. For each of the NEOs, Stock Awards include amounts for the prorated vesting in a portion of earned PSUs for the 2020-2022 and 2021-2023 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2019-2021 performance period (based on the closing price of our stock of $126.95 on February 8, 2022 for cash-settled PSUs and $120.18 on February 11, 2022 for stock-settled PSUs).

(7)

For Mr. Vander Ark, the amount reflects continued base salary plus target annual bonus for two years. For Ms. Ellingsen and Messrs. DelGhiaccio and Stuart, the amounts reflect continued base salary for two years. For Mr. Hughes, the amount reflects continued base salary for one year.

(8)	The payments set forth in this column assume a change in control and a termination without cause or a resignation for good reason occurring on December 31, 2021.
(9)	Amounts reflect target PSU awards for the 2019-2021, 2020-2022 and 2021-2023 performance periods and immediate vesting of outstanding RSU awards.
(10)

For Ms. Ellingsen and Messrs. Vander Ark, Hughes and Stuart, amounts reflect target 2021 annual cash incentive award. For Mr. DelGhiaccio, amount reflects target 2021 annual cash incentive award and target Supplemental LTIP awards for the 2019-2021, 2020-2022 and 2021-2023 performance periods.

(11)

Amounts reflect a lump sum payment in the amount of two times the sum of current base salary and target annual cash incentive award for the year in which termination occurs, payable within six months following termination.

(12)

As of December 31, 2021, Ms. Ellingsen and Mr. Hughes have met the age and service requirements to be eligible for retirement.  Ms. Ellingsen has not met the notice requirement to be eligible for retirement. Mr. Hughes has met the notice requirement and will retire on April 1, 2022. The payments set forth in the table above assume that Ms. Ellingsen has also met the notice requirement as of December 31, 2021.

(13)

Amounts reflect vesting in the full number of earned PSUs for the 2019-2021 performance period (based on the closing price of our stock of $126.95 on February 8, 2022 for cash-settled PSUs and $120.18 on February 11, 2022 for stock-settled PSUs), vesting in the full number of earned PSUs for the 2020-2022 and 2021-2023 performance periods (calculated using target for purposes of the table above) and the immediate vesting of outstanding RSUs upon retirement.

(14)	Amounts reflect actual 2021 annual cash incentive award for Ms. Ellingsen and Mr. Hughes.
(15)	Mr. Slager retired effective June 25, 2021 so is not included in this table.

CEO Pay Ratio

We determined that the 2021 annual total compensation of the individual identified as our median compensated employee was $68,217; our CEO’s 2021 annual total compensation was $8,548,699, and the ratio of these amounts was 1-to-125. We note that the CEO’s annual total compensation used for this calculation differs from the Summary Compensation Table as Mr. Vander Ark was promoted to CEO during 2021. Pursuant to SEC rules, we annualized his total annual compensation by including the base salary and bonus opportunity that he would have received for all of 2021 as CEO.

To identify our median employee for purposes of this analysis in 2021, we made the following assumptions:

•	We included all individuals (excluding our CEO) employed on December 31, 2021 who had received a W-2 from the Company during 2021;
•	We utilized W-2, Box 5 payroll data for 2021 as our consistently applied compensation measure, annualizing pay for those individuals employed less than a full calendar year.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Republic Services, Inc. 2022 Proxy Statement	|	79

Proposals

Proposals

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

PROPOSALS TO BE VOTED ON AT THE MEETING

Proposal 1: Election of Directors

The Board has nominated 12 directors (the “Nominees”) based on the recommendation of the Board’s Governance Committee. If elected, each director will hold office until our next annual meeting or until his or her successor is elected and qualified to serve on the Board. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve as a director if elected.

The Board recommends a vote “FOR” the election of the 12 Nominees listed below:

DIRECTOR NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION
Manuel Kadre (Chairman)	56	2014	CEO, MBB Auto, LLC
Tomago Collins	50	2013	Executive Vice President, Communications and Business Development, Kroenke Sports & Entertainment
Michael A. Duffy	52	2020	CEO, FleetPride, Inc.
Thomas W. Handley	67	2016	Chief Operating Officer for the investment operations of William H. Gates III
Jennifer M. Kirk	47	2016	Senior Vice President, Global Controller and Chief Accounting Officer, Medtronic
Michael Larson	62	2009	Chief Investment Officer to William H. Gates III
Kim S. Pegula	52	2017	President and CEO of Pegula Sports & Entertainment
James P. Snee	55	2018	Chairman, President and CEO, Hormel Foods Corporation
Brian S. Tyler	55	2021	CEO, McKesson Corporation
Sandra M. Volpe	54	2016	Senior Vice President, Strategic Planning, Communications and Business Development Solutions, FedEx Ground
Jon Vander Ark	46	2021	President and CEO of Republic Services, Inc.
Katharine B. Weymouth	54	2018	Chief Operating Officer, FamilyCare

The nominees who receive a majority of the votes cast by the holders of our common stock represented at the Annual Meeting, without giving effect to abstentions, will be elected directors. According to our Bylaws, “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that director’s election).

Under our Bylaws, the number of directors is fixed from time to time by Board resolution and shall be not more than 13 (the majority of whom must be independent of Republic for purposes of the NYSE rules). Our Board currently consists of the 12 nominees named above. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

82	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 2: Advisory Vote on Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules, we are asking our shareholders to cast a vote to approve the compensation of our NEOs. This proposal, commonly referred to as a “say-on-pay” proposal, gives you the opportunity to approve, not approve, or abstain from voting on our NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation principles, policies, and practices described in this Proxy Statement. Section 14A requires that we submit a proposal to shareholders similar to this one at least every three years. Based on the recommendation of our shareholders, we intend to submit a proposal similar to this one to our shareholders every year.

In considering your vote, you should review with care the information regarding our NEOs’ compensation appearing under the caption “Executive Compensation” on pages 43 through 79, including the CD&A beginning on page 45.

We have designed our executive compensation program to attract and retain our executives and to motivate them to increase shareholder value on both an annual and long-term basis primarily by improving our earnings and return on invested capital and generating increasing levels of free cash flow. The Talent & Compensation Committee believes our executive compensation program reflects a strong pay-for-performance philosophy and drives the alignment of shareholder and management interests.

Accordingly, we are submitting the following resolution for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Republic approve, on an advisory basis, the compensation of Republic’s NEOs as disclosed in the proxy statement for the 2022 Annual Meeting under the heading “Executive Compensation,” including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other tables and narrative disclosures set forth thereunder.”

The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will have the effect of a vote against Proposal 2 and broker non-votes have no effect on the proposal. This vote is an advisory vote only, and the result will not be binding on us. Although the vote is non-binding, the Talent & Compensation Committee values shareholders’ opinions. Accordingly, the Talent & Compensation Committee will review the results of voting on this proposal, seek to determine the cause or causes of any significant negative voting results and consider those matters when making future NEO compensation decisions.

The Board recommends a vote “FOR” approval of the compensation of our NEOs.

Republic Services, Inc. 2022 Proxy Statement	|	83

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. This selection will be presented to the shareholders for ratification at the Annual Meeting. You may vote for, vote against, or abstain from voting with respect to this proposal. The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to ratify the appointment. Abstentions will have the effect of a vote against Proposal 3 and broker non-votes have no effect on the proposal. If the shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee may reconsider the selection of our independent registered public accounting firm.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2022. Ernst & Young LLP has been retained as our independent registered public accounting firm continuously since June 2002. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and the chair of the Audit Committee are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and our shareholders. Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

84	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 4: Shareholder Proposal to Amend the Company’s Clawback Policy for Senior Executives

The Board recommends a vote “AGAINST” the Shareholder Proposal to amend the Company’s clawback policy for senior executives.

We received the following proposal from SOC Investment Group, 1900 L Street, NW, Suite 900, Washington, DC 20036, beneficial owner of at least $2,000 of our common stock.  In accordance with SEC rules, we are reprinting the proposal and supporting statement (the “SOC Proposal”) in this Proxy Statement as they were submitted to us:

RESOLVED: That shareholders of Republic Services, Inc. (“Republic” or the “Company”), urge the Board of Directors’ Management Development & Compensation Committee to amend Republic’s compensation clawback policy, as applied to senior executives, to add that the Committee will review and determine whether to seek recoupment of incentive compensation paid, granted or awarded to a senior executive if, in the Committee’s judgment, (a) a senior executive engaged in conduct that resulted in a violation of law or Republic’s policy, and that caused financial or reputational harm to the Company or (b) a senior executive failed in his or her responsibility to manage conduct or risks, and such failure contributed to financial or reputational harm to the Company, with Republic to disclose to shareholders the circumstances of any recoupment or decision not to pursue recoupment in those situations.

“Recoupment” includes: recovery of compensation already paid and forfeiture, recapture, reduction or cancellation of future amounts awarded or granted over which Republic retains control. This policy should operate prospectively and be implemented so as not to violate any contract, compensation plan, law or regulation.

SUPPORTING STATEMENT: As long-term shareholders, we believe compensation policies should promote sustainable value creation. We agree with former GE general counsel Ben W. Heineman Jr. that recoupment policies are “a powerful mechanism for holding senior leadership accountable to the fundamental mission of the corporation: proper risk taking balanced with proper risk management and the robust fusion of high performance with high integrity.”i

Republic’s clawback policy allows a recoupment of certain incentive pay from a corporate officer if the corporate officer is determined to have engaged in fraud or intentional misconduct that materially contributed to the need for the restatement of if otherwise required by applicable SEC or NASDAQ rules.

In our view, the recoupment policy – which requires “intentional misconduct” and conduct that “materially” contributed to a financial restatement -- is too limited in its assessment of executive conduct and the implications for long-term shareholder value.

We view recoupment as an important remedy for other kinds of conduct that may not require a financial restatement, but nevertheless may affect financial results or harm Republic’s reputation and prospects, as well as its shareholders.

This is particularly relevant in the waste industry given the hazardous nature of the job – sanitation is among the most dangerous occupations in the country – and the potential environmental impact of landfills on local communities. Environmental justice is of critical importance, and an enhanced clawback would assure investors that accountability for any adverse impacts of the company’s operations flows to the very top of the Company.

Adopting this policy sends a strong, positive message about Republic’s corporate culture.

________________________________

i Ben W. Heineman, Jr. Making Sense of “Claw-Backs”. Harvard Law School Forum on Corporate Governance. August 13, 2010. Available at http//:blogs.law.harvard.edu/corpgov/2010/08/13/making-sense-out-of-clawbacks/.

Republic Services, Inc. 2022 Proxy Statement	|	85

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

The Board’s Statement Recommending a Vote AGAINST the SOC Proposal

The Board has carefully considered this proposal but believes that our recently amended clawback policy already addresses the proponent’s concerns and further amendment is not necessary.

As discussed in more detail on page 63 “Compensation Recoupment (Clawback) Policy,” the Board amended our clawback policy earlier this year. We believe our new policy is appropriate and aligns with the proponent’s proposal as well as the interests of our stakeholders.

While we believe that our previous clawback policy has been effective, earlier this year, our Board reviewed that policy in light of changing market practices and our long-standing commitment to strong governance.  As a result, in February 2022 we amended our clawback policy to expand the triggering events to include specified “Covered Events” in addition to financial restatements.  The revised policy continues to apply to the Company’s Section 16 officers (defined in the policy as “Covered Officers”).

Under the amended policy, a “Covered Event” includes any of the following conduct:  (i) Covered Officer is convicted of or pleads guilty (or nolo contendere) to a felony, or a crime involving moral turpitude and, in either case, results in reputational risk or financial harm to Republic; (ii) Republic determines that Covered Officer knowingly committed a material violation of any of Republic’s policies, rules or guidelines; (iii) Covered Officer breaches a fiduciary duty or the terms of any confidentiality or other restrictive covenants, in each case, owed to or in favor of Republic; or (iv) Republic determines that Covered Officer willfully engaged in conduct, or willfully failed to perform assigned duties, the result of which exposes Republic to serious actual or potential injury (financial or otherwise).  In addition, the amended policy allows the Talent & Compensation Committee to recoup compensation following a Covered Event from any of the following sources:  prior incentive compensation payments; future incentive compensation payments; cancellation of outstanding equity awards; future equity awards; and direct repayment. Lastly the amended policy allows the Talent & Compensation Committee to take additional action as appropriate to address the circumstances surrounding the Covered Event so as to minimize the likelihood of any recurrence.

We are also actively monitoring the progress of the SEC’s proposed rule changes on this subject. If and when the SEC adopts its final rules, we will evaluate whether any further revisions to our policy are necessary.

Because the changes requested by the proponent were materially adopted by our Board earlier this year, further amendment to our policy is unwarranted.

For these reasons, our Board recommends a vote “AGAINST” this proposal (Proposal 4).

86	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 5: Shareholder Proposal to Commission a Third-Party Environmental Justice Audit

The Board recommends a vote “AGAINST” the Shareholder Proposal to commission a third-party environmental justice audit

We received the following proposal from Parnassus Mid Cap Fund, 1 Market Street, Suite 1600, San Francisco, CA 94105, beneficial owner of at least $25,000 of our common stock.  In accordance with SEC rules, we are reprinting the proposal and supporting statement (the “Parnassus Proposal”) in this Proxy Statement as they were submitted to us:

Whereas: The disproportionate placement of high-polluting facilities in communities of color in the United States has been documented for decades and is linked to higher rates of chronic health problems, disease, and mortality, including from COVID-191, among minorities. While many companies have committed to supporting racial equity, few have taken action to address disparate impacts of their operations in pursuit of environmental justice.

One of the earliest studies documenting the correlation between race and exposure to pollution, published in 19832, found that 83 percent of privately-operated landfills in Houston, Texas were in predominantly Black neighborhoods despite Black people comprising 27 percent of the city’s population. The company that operated these landfills was ultimately acquired by Republic Services, and at least one landfill is still operational, tying the company directly to environmental injustice. A 2021 study3 found that communities of color across the country continue to be exposed to disproportionately high levels of air pollution, the largest environmental cause of mortality.

Lawmakers have responded. In 2020, New Jersey enacted a landmark environmental justice bill that requires impacts on overburdened communities to be a deciding factor in major industrial permitting decisions, including for landfills, transfer stations, and recycling facilities. Republic Services operates in New Jersey and in seventeen other states with existing or pending environmental justice legislation. Moreover, the current administration has made environmental justice a priority through its Justice40 plan.

Republic Services has publicly committed to social justice, further stating that environmental justice is a priority for the company. However, the company has not disclosed its assessment of whether and where disparate impacts from its operations may exist, nor whether and how it has acted to mitigate these impacts. In contrast, competitor Waste Management has published comprehensive environmental justice data and formalized oversight of the topic.

Shareholders are concerned that continued inaction could not only perpetuate racial injustice but could pose substantial regulatory, competitive, and reputational risk to the company, affecting its ability to win and retain contracts and uphold strong relationships with the communities in which it operates.

Resolved: Shareholders urge the board of directors to commission a third-party environmental justice audit (within reasonable time and cost) which assesses the heightened racial impacts of Republic Services’ operations and produces recommendations for improving them above and beyond legal and regulatory matters. Input from stakeholders, including civil rights organizations and affected community members, should be considered in determining the specific matters for assessment. A report on the audit, prepared at reasonable cost and omitting proprietary information, should be published on the company’s website.

Supporting Statement: Proponents suggest that the audit and resulting report:

• Utilize the Environmental Protection Agency’s environmental justice screening and mapping tool to gather facility-level environmental and demographic data (EJSCREEN); and

• Assess the company’s ongoing, historical, and cumulative pollution impacts and the extent to which this pollution may have disproportionately affected the health of communities of color.

_________________________

1 https://iopscience.iop.org/article/10.1088/1748-9326/abaf86

2 https://onlinelibrary.wiley.com/doi/abs/10.1111/j.1475-682X.1983.tb00037.x

3 https://advances.sciencemag.org/content/7/18/eabf4491

Republic Services, Inc. 2022 Proxy Statement	|	87

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

The Board’s Statement Recommending a Vote AGAINST the Parnassus Proposal

The Board has carefully considered this proposal but believes our recently published data on Environmental Justice adequately discloses and addresses the concerns put forth by the Proponent such that a third-party environmental justice audit is unnecessary.

Our Board and senior leadership have been actively engaged with our shareholders on topics related to racial equity and environmental justice.  In furtherance of these discussions, earlier this year, we published information on our perspective on environmental justice, including data on equitable access to and benefits from our facilities, which can be found at https://www.republicservices.com/cms/documents/sustainability_reports/Environmental-Justice.pdf.

Contrary to the proponent’s suggestion that our landfills disproportionally affect predominantly minority communities, our data shows that 71% of our landfills have a surrounding population comprised of ethnic minorities below the state average.  When we include our hauling facilities, recycling centers and transfer stations to the analysis, our data shows that 56% of these facilities have a surrounding population comprised of ethnic minorities below the state average.  Similarly, 51% of those facilities have fewer surrounding households below the poverty level than the state average.  In addition, we complete extensive permitting processes and public outreach whenever we site a new facility.

Beyond the data, our company is committed to Sustainability in Action.  Our facilities and services play a critical role in keeping communities clean and safe.  We are committed to climate leadership and make substantial investments in low- and zero- emissions vehicles and infrastructure to support a circular economy. We remain focused on safety and have a safety performance nearly 40% better than the industry average.  We support our community through the Republic Services Charitable Foundation and our National Neighborhood Promise program.  We remain people-focused by continually striving to be a company where the best people, with exception talents and diverse backgrounds, can thrive, and we foster a culture of caring where people feel respected, supported and encouraged to bring their best selves to work.

For these reasons, our Board recommends a vote “AGAINST” this proposal (Proposal 5).

88	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 6: Shareholder Proposal to Commission a Third-Party Civil Rights Audit

The Board recommends a vote “AGAINST” the Shareholder Proposal to commission a third-party civil rights audit

We received the following proposal from the International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, NW, Washington, DC 20001, owner of at least $2,000 of our common stock.  In accordance with SEC rules, we are reprinting the proposal and supporting statement (the “Teamsters Proposal”) in this Proxy Statement as they were submitted to us:

RESOLVED: That shareholders of Republic Services, Inc. ("Republic"), urge the Board of Directors to oversee a third-party audit analyzing the adverse impact of Republic's policies and practices on the civil rights of company stakeholders, above and beyond legal and regulatory matters, and to provide recommendations for improving the company's civil rights impact. Input from civil rights organizations, employees, customers, and other stakeholders should be considered in determining the specific matters to be analyzed. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on Republic's website.

SUPPORTING STATEMENT:

Recently, the racial justice movement together with the disproportionate impacts of the COVID-19 pandemic have focused the public's and policy makers' attention on civil rights and gender and racial equity issues. In its Sustainability report, Republic points to its Mission of Supporting an Inclusive Culture (MOSAIC) Council, established in 2013, as testimony to its long-standing incorporation of inclusion and diversity into its core values, and various business resource groups, such as the Black Employee Network.

However, while noteworthy, it is unclear how effective these practices are. In its 2020 EEO-1 reporting, Republic disclosed that while nearly half of its workforce is ethnically diverse, such groups make up just 13% of executive management, yet half of its "operatives." With sanitation considered one of the most dangerous jobs in the country, and even more so during the COVID-19 pandemic, this disparity is concerning. Moreover, while Republic says its goal is to create an "even more ... diverse workforce" it does not disclose targets for improving executive-level representation for minority groups.

The civil rights impact of Republic's facilities and services also warrant further disclosure and evaluation, particularly given the history of environmental racism in the waste industry's siting of landfills.1 Republic says, "environmental justice is a priority for our company," yet fails to disclose any meaningful data on its footprint, including the sociodemographic of the surrounding communities. This is despite widely reported environmental justice issues at the company's now-closed, Bridgeton, Missouri landfill,2 where a long-running "subsurface smoldering reaction"-an industry term of art for combustion that has no oxygen fueling it or flames rising from it, according to Bloomberg3 - lies contiguous with a radioactive Superfund site. As of the end of fiscal 2020, Republic had recorded $119 million in remediation liability.

A civil rights audit will help Republic identify, remedy, and avoid adverse impacts on its stakeholders. We urge Republic to assess its behavior through a civil rights lens to obtain a complete picture of how it contributes to social and economic inequality.

We urge shareholders to vote FOR this proposal.

_________________________

1https://www.washingtonpost.com/climate-environment/interactive/2021/environmental-justice-race/

2https://www.atomichomefront.film/about/;https://seattlemedium.com/ghosts-of-hiroshima-haunt-fuming-landfill-near-ferguson-missouri/

3 https://www.bloomberg.com/news/features/2017-09-28/fighting-the-toxic-nightmare-next-door

Republic Services, Inc. 2022 Proxy Statement	|	89

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

The Board’s Statement Recommending a Vote AGAINST the Teamsters Proposal

Republic Services has a strong civil rights and compliance record and a stellar reputation as an employer. Our values and business practices are designed to help ensure that we always maintain a nondiscriminatory workplace and a culture where people of all backgrounds feel safe, respected and appreciated.

As noted by the proponent, nearly half of our workforce is racially or ethnically diverse. When adding gender to the data, over 57% of our workforce is diverse.1 In addition, 50% of our current executive officers and 50% of our Board of Directors are either gender or racially or ethnically diverse. We know transparency can help promote trust and accountability and therefore maintain a strong track record of disclosure. Our Sustainability Report provides a detailed description about our efforts related to people, and our EEO-1, published last fall, provides further transparency.

Our focus on recruiting and retaining a diverse workforce includes a strong pipeline of talent through external partnerships with Historically Black Colleges and Universities and the HBCU Career Development Marketplace organization, the Network of Executive Women, Women in Trucking and Signature and Signature Select Programs, to name a few. We also cultivate our own talent through programmatic solutions that drive engagement, professional growth, and career advancement, including, our newly opened Republic Services Technical Institute offering a specialized apprenticeship program and our General Manager Acceleration Program that helps us advance a diverse and talented group of individuals throughout the Company.

Inclusion and a sense of belonging for our employees are also driven by our 4 Business Resource Groups, The Black Employee Network, Unidos, Women of Republic and VALOR and we engage with our employees on issues of social justice and the need to continue to ensure fair treatment and equal employment opportunity for all. As part of our ongoing commitment to racial justice, as we outlined in our 2020 Sustainability Report, we launched a series of “Let’s Talk” discussions focused on different topics including the Black American experience, allyship, work-life balance and the Asian American experience. Following the murder of George Floyd and other similar events, we continue to increase our engagement with our employees to encourage even more open and authentic conversations about what is happening in the broader world. These discussions build upon our core value of being a human-centered employer.

Because every voice matters, we foster a speak up culture. We have well-established open lines of communication throughout the Company and maintain a strong open-door policy to allow employees to raise concerns. If an employee chooses to bring up an issue anonymously, we also maintain a confidential hotline which is operated by an independent third party available 24 hours a day, 7 days a week.

Our Board of Directors is actively involved in the oversight of the Company’s employment practices and policies through its Audit Committee and Talent & Compensation Committee. Management and the Board engage in robust dialogue every quarter covering a wide range of employment practices including hiring, retention, advancement, and turnover. Given the Board’s active oversight and regular review of the Company’s employment practices, and the management team’s proven track record of maintaining an inclusive and discrimination free workplace, we don’t believe that a third-party civil rights audit is a wise use of time and resources and therefore not in the best interests of our shareholders.

Accordingly, our Board recommends a vote “AGAINST” this proposal (Proposal 6).

[1]	Using 2020 Employee data, as published on our 2020 EEO-1 Report.

90	|	Republic Services, Inc. 2022 Proxy Statement

Meeting Information

Republic services Technical Institute

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Questions and Answers and Information about the Annual Meeting

What is the record date and who may vote at the Annual Meeting?

Our only voting stock currently outstanding is our common stock. You may vote if you were a holder of record of Republic common stock as of the close of business on March 25, 2022 (the “Record Date”). During the Annual Meeting, a list of such shareholders will be available by visiting www.virtualshareholdermeeting.com/RSG2022 and entering the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials and following the instructions provided.

The trustee of our 401(k) Plan will vote shares held in each participant’s account in accordance with instructions provided by the participant on a completed proxy card. If a participant does not provide a completed proxy card, the trustee of the 401(k) Plan will vote the shares in a participant’s account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

How do I participate in the Annual Meeting?

This year’s Annual Meeting will be held in a virtual format through a live webcast. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/RSG2022 you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately fifteen minutes before the meeting on May 16, 2022. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

How Do I Ask a Question at the Meeting?

Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website.  You will need to log in with your control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

During the Q&A session of the Annual Meeting, we will answer questions pertinent to meeting matters as they come in and as time permits. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered on our investor relations page at investor.republicservices.com under “2020 Annual Meeting of Shareholders” as soon as practicable following the meeting and will remain available for one week after posting. Please refer to our Meeting Rules of Conduct for more information on how to ask questions which will be available during the Annual Meeting at www.virtualshareholdermeeting.com/RSG2022

What will I be voting on?

The following proposals will be considered at the Annual Meeting:

•	election of directors (Proposal 1);
•	advisory vote to approve our named executive officer compensation (Proposal 2);
•	ratification of the appointment of our independent registered public accounting firm for 2022 (Proposal 3);
•	consideration of the shareholder proposal regarding an amendment to the Company’s clawback policy for senior executives, if properly presented at the Annual Meeting (Proposal 4);
•	consideration of the shareholder proposal regarding commissioning a third-party environmental audit, if properly presented at the Annual Meeting (Proposal 5); and
•	consideration of the shareholder proposal regarding commissioning a third-party civil rights audit, if properly presented at the Annual Meeting (Proposal 6).

How many votes do I have?

You will have one vote for every share of our common stock you owned as of the close of business on March 25, 2022.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

What constitutes a quorum for the Annual Meeting?

As of the Record Date, 315,786,143 shares of our common stock were outstanding and entitled to vote. A quorum is at least a majority of the voting power represented by the shares of our common stock, or 157,893,072 shares. Abstentions and broker shares, which are shares held in street name, that are voted as to any matter presented at the meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented. A quorum must be present or represented at the Annual Meeting for any action to be taken. If a quorum is not present or represented, the holders of a majority of the shares entitled to vote who are present or represented at the Annual Meeting, or the chairman of the meeting, may adjourn the Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

How many votes are required to approve the proposals, assuming a quorum?

The affirmative vote of the majority of votes cast with respect to that director’s election at the Annual Meeting is required for the election of each director (Proposal 1). The affirmative vote of the holders of a majority of the voting power of the shares of common stock present or represented by proxy and entitled to vote is required for approval of Proposals 2, 3, 4, 5 and 6.

How do I vote?

The internet and telephone voting procedures have been designed to verify shareholders’ identities and allow shareholders to confirm their voting instructions have been properly recorded. Shareholders whose shares are held for them by brokers, banks or other nominees should follow the instructions provided by the nominees.

Submitting your proxy or voting instructions before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting. If, however, you hold your shares in street name, you must request a valid proxy from your broker, bank or other nominee to vote in person at the Annual Meeting.

Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, please ensure that your vote is counted.

What if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you return a signed proxy card but do not indicate how you wish to vote on a particular matter, your shares will be voted in accordance with the Board’s recommendations on all matters presented in this Proxy Statement. Your shares will be voted as the proxy holders determine in their discretion regarding any matters not presented in this Proxy Statement that are properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide your broker, bank or other nominee with voting instructions, the nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on “routine” matters, but do not have discretion to vote on “non-routine” matters. The ratification of the appointment of our independent registered public accounting firm for 2022 (Proposal 3) is a matter considered “routine” under applicable rules. The election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2), and the consideration of the shareholder proposals (Proposal 4, 5 and 6) are matters considered “non-routine” under applicable rules. Thus, there will likely be broker non-votes on Proposals 1, 2, 4, 5 and 6.

401(k) Plan Participants. If you are a participant in our 401(k) Plan and do not provide the trustee with voting instructions, the trustee will vote the shares in your account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

What are broker non-votes?

The NYSE permits brokers to vote their customers’ shares on “routine” matters when the brokers have not received voting instructions from their customers. Brokers may not vote their customers’ shares on “non-routine” matters unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are referred to as broker non-votes.

How are broker non-votes and abstentions counted?

Abstentions and broker non-votes will have no effect on Proposal 1, as the election is determined by counting the votes actually cast where abstentions and broker non-votes are not treated as votes cast. Abstentions will have the effect of a vote against Proposals 2, 3, 4, 5 and 6, as the standard for the approval of these proposals is a majority of shares present and entitled to vote, and broker non-votes have no effect on these proposals.

94	|	Republic Services, Inc. 2022 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Can I change my vote?

Yes. If you have submitted your proxy, you may revoke your proxy at any time until it is voted at the Annual Meeting. If you are a shareholder of record, you may do this in one of three ways: (1) you can send us a written notice stating that you would like to revoke your proxy; (2) you can complete and submit a new proxy card, or cast a new vote by telephone or internet; or (3) you can attend the Annual Meeting and vote in person. Your attendance alone, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change these instructions.

Do I need to attend the Annual Meeting?

No. Although you are welcome to attend virtually, it is not necessary for you to log on to the Annual Meeting to vote your shares.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

FOR the election of the 11 nominees to the Board (Proposal 1)	FOR approval of our named executive officer compensation (Proposal 2)	FOR the ratification of the appointment of our independent registered public accounting firm for 2022 (Proposal 3)	AGAINST the approval of all three shareholder proposals (Proposals 4, 5 and 6)

Where can I find more information about Republic?

We file reports and other information with the SEC. This information is also available at our website at www.RepublicServices.com (click on “Investors”) and at the SEC’s website at www.sec.gov.

The information contained on, or that may be accessed through, our website is not a part of, or incorporated by reference in this Proxy Statement.

Who can help answer my questions?

If you have questions about the Annual Meeting or the proposals, or need help voting your shares, you can call Georgeson, LLC, which is the firm assisting us with our proxy solicitation, toll-free at (800) 248-3170.

Expenses of Solicitations

Republic will bear the cost of soliciting proxies. In addition to solicitations by mail, our regular employees may solicit proxies in person or by telephone without additional compensation. We will pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy materials to their customers or principals. Also, we have engaged Georgeson, LLC to help in the solicitation of proxies for a fee of approximately $11,000 plus associated costs and expenses.

Proxy Statement Mailing Information and Householding

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials to one address shared by two or more shareholders. This delivery method is referred to as “householding” and can result in cost savings for us. We deliver a single package containing Notices of Internet Availability of Proxy Materials to multiple shareholders who share an address. If you prefer to receive separate packages containing the Notices of Internet Availability of Proxy Materials, or if you currently are a shareholder sharing an address with another shareholder and wish to receive only one package containing future Notices of Internet Availability of Proxy Materials for your household, please contact Broadridge, toll free at 1-866-540-7095. You may also write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

As permitted by SEC rules, we are making our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 available in digital form online. On or about March 29, 2022, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K and how to vote online. Shareholders who receive the notice will not receive a printed copy of the proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Submission of Shareholder Proposals for Our 2023 Annual Meeting

Any shareholder who wishes to present a proposal for action at our next annual meeting of shareholders, presently scheduled for May 2023, or who wishes to nominate a candidate for our Board, must submit such proposal or nomination in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The proposal or nomination should comply with the time period and information requirements as set forth in our Bylaws relating to shareholder business or shareholder nominations, as applicable. Shareholders interested in submitting a proposal for inclusion in the proxy statement for the 2022 annual meeting of shareholders may do so by following the procedures prescribed in our Bylaws and in accordance with the applicable rules under the Exchange Act. Shareholder proposals must be received by our Corporate Secretary:

•	no later than November 29, 2022, if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act;
•	between January 16, 2023 and February 15, 2023, if the proposal is submitted under our bylaws, in which case we are not required to include the proposal in our proxy materials; or
•	between October 30, 2022 and November 29, 2022, if the proposal is submitted pursuant to our proxy access bylaw provision.

Miscellaneous Matters

Our Annual Report on Form 10-K covering the fiscal year ended December 31, 2021 is available electronically with this Proxy Statement. It contains financial and other information about us, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Talent & Compensation Committee Report,” the “Audit Committee Report” or any hyperlinks contained in this Proxy Statement shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will mail upon written request, without charge, to each shareholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. Our Annual Report on Form 10-K and exhibits thereto also are available on our website at www.RepublicServices.com or at the SEC’s website at www.sec.gov.

You are again invited to attend the Annual Meeting. We will hold the virtual Annual Meeting at 10:30 a.m., Pacific Time, on Monday, May 16, 2022 online at www.virtualshareholdermeeting.com/RSG2022.

Other than the items described herein, management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the proxy shall vote the proxies in their discretion in the manner they believe to be in our best interest. We have prepared the accompanying form of proxy at the Board’s direction and provide it to you at the Board’s request. Your Board has designated the proxies named therein.

96	|	Republic Services, Inc. 2022 Proxy Statement

Annex

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annex—CD&A APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

ADJUSTED DILUTED EARNINGS PER SHARE	FY 2019	FY 2020	FY 2021

Diluted earnings per share—as reported	$3.33	$3.02	$4.04
Loss on extinguishment of debt and other related costs	—	0.23	—
Bridgeton insurance recovery, net	(0.06)	(0.03)	—
Restructuring charges	0.04	0.05	0.04
Loss (gain) on business divestitures and asset impairments, net	(0.03)	0.21	0.02
Withdrawal costs—multiemployer pension funds	—	0.08	—
Fire damage related costs	0.02	—	—
Accelerated vesting of compensation expense for CEO transition	—	—	0.07
Diluted earnings per share—as adjusted	$3.30	$3.56	$4.17

ADJUSTED FREE CASH FLOW (IN MILLIONS)	FY 2019(1)	FY 2020	FY 2021

Cash provided by operating activities	$2,352.1	$2,471.6	$2,786.7
Property and equipment received	(1,215.8)	(1,240.6)	(1,303.6)
Proceeds from sales of property and equipment	21.7	30.1	19.5
Divestiture related tax (payments) benefits	7.8	(9.7)	(0.1)
Cash tax benefit for debt extinguishment and other related costs	—	(26.0)	—
MEPP withdrawal liability payments, net of tax	—	25.4	—
Restructuring payments, net of tax	7.8	11.5	12.7
Bridgeton insurance recovery, net of tax	—	(26.4)	—

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

ADJUSTED EBITDA (IN MILLIONS)	FY 2019	FY 2020	FY 2021

Net Income attributable to Republic Services, Inc.	$1,073.3	$967.2	$1,290.4
Net income attributable to non-controlling interests	0.5	2.4	1.9
Provision for income taxes	222.0	173.1	282.8
Other loss (income), net	(6.4)	(4.1)	.5
Interest income	(6.4)	(5.2)	(2.5)
Interest expense	392.0	355.6	314.6
Depreciation, amortization and depletion	1,040.5	1,075.9	1185.5
Accretion	81.9	82.9	82.7
Loss from unconsolidated equity method investment	112.2	118.2	188.5
Loss on extinguishment of debt and other related costs	—	101.9	—
Restructuring charges	14.2	20.0	16.6
Loss (gain) on business divestitures and impairments, net	(14.7)	77.7	0.5
Accelerated vesting of compensation expense for CEO transition	—	—	22.0
Incremental contract startup costs—large municipal contract	0.7	—	—
Fire-damage related costs	7.7	—	—
Withdrawal costs—multiemployer pension	—	34.5	—
Bridgeton insurance recovery	(24.0)	(10.8)	—
Adjusted EBITDA	$2,893.5	$2,989.3	$3,383.5

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for Annual Incentive Performance Measures and GAAP Reconciliation

EARNINGS PER SHARE MEASURE	FY 2019	FY 2020	FY 2021

Diluted earnings per share—as reported	$3.33	$3.02	$4.04
Loss on extinguishment of debt and other related costs	—	0.23	—
Restructuring charges	0.03	0.05	0.04
Withdrawal costs—multiemployer pension funds	—	0.08	—
Loss (gain) on business divestitures and asset impairments, net	(0.03)	0.20	0.02
Earnings per share measure	$3.33	$3.58	$4.10

FREE CASH FLOW MEASURE (IN MILLIONS)	FY 2019	FY 2020	FY 2021

Cash provided by operating activities	$2,352.1	$2,471.6	$2,786.7
Property and equipment received	(1,215.8)	(1,240.6)	(1,303.6)
Proceeds from sales of property and equipment	21.7	30.1	19.5
Divestiture related tax (payments) benefits	7.8	(9.7)	(0.1)
Cash tax benefit for debt extinguishment	—	(26.0)	—
MEPP withdrawal liability payments, net of tax	—	25.4	—
Restructuring payments, net of tax	7.0	10.8	12.7
Free cash flow measure	$1,172.8	$1,261.6	$1,515.2

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for 2019-2021 PSU Performance Measures*

THREE YEAR CASH FLOW VALUE CREATION MEASURE (IN MILLIONS)	FY 2019	FY 2020	FY 2021

Net Income per LTI definition	$1,065	$1,131	$1,293
Add: after tax interest expense per LTI definition	320	296	257
Add: DD&A and accretion	1,122	1,159	1,272
Operating cash flow	2,507	2,586	2,823
Less: capital charge	(1,307)	(1,356)	(1,429)
Cash flow value creation	$1,200	$1,230	$1,393
Three year cash flow value creation measure			$3,823

THREE YEAR RETURN ON INVESTED CAPITAL MEASURE (IN MILLIONS EXCEPT WHERE NOTED AS A PERCENTAGE)	FY 2019	FY 2020	FY 2021

Net Income per LTI definition	$1,065	$1,131	$1,293
Add: after tax interest expense per LTI definition	320	296	257
Adjusted net income	1,385	1,427	1,551
Average net assets per LTI definition	$16,348	$16,950	$17,868
Return on Invested Capital	8.5%	8.4%	8.7%
Sum of three year adjusted net income			$4,363
Sum of three year average net assets			$51,166
Three year return on invested capital			8.5%

*

CFVC and ROIC are adjusted to exclude net gains or losses on divestitures and impairments, losses recorded on the extinguishment of debt instruments, and costs associated with withdrawal from or termination of multi-employer pension plans.

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REPUBLIC SERVICES INC ATTN INVESTOR RELATIONS 18500 NORTH ALLIED WAY PHOENIX AZ 85054 SCAN TO VIEW MATERIALS & VOTE logo VOTE BY INTERNET Before The Meeting Go to www proxyvote com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information Vote by 11 59 P M Eastern Time on May 15 2022 for shares held directly and by 11 59 P M Eastern Time on May 11 2022 for shares held in a Plan Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form During The Meeting - Go to www virtual shareholder meeting com RSG2022 You may attend the meeting via the Internet and vote during the meeting Have the information that is printed in the box marked by the arrow available and follow the instructions VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions Vote by 11 59 P M Eastern Time on May 15 2022 for shares held directly and by 11 59 P M Eastern Time on May 11 2022 for shares held in a Plan Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c o Broadridge 51 Mercedes Way Edgewood NY 11717 TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS D75128-P66385 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED REPUBLIC SERVICES INC The Board of Directors recommends you vote FOR the following 1 Election of Directors Nominees 1a Manuel Kadre 1b Tomago Collins 1c Michael A Duffy 1d Thomas W Handley 1e Jennifer M Kirk 1f Michael Larson 1g Kim S Pegula 1h James P Snee 1i Brian S Tyler 1j Jon Vander Ark 1k Sandra M Volpe 1l Katharine B Weymouth Please sign exactly as your name s appear s hereon When signing as attorney executor administrator or other fiduciary please give full title as such Joint owners should each sign personally All holders must sign If a corporation or partnership please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain Advisory vote to approve our named executive officer compensation 3 Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 4 Shareholder Proposal to amend the Company’s clawback policy for senior executives 5 Shareholder Proposal to commission a third-party environmental justice audit 6 Shareholder Proposal to commission a third-party civil rights audit NOTE In the discretion of the Proxies named herein the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof) 1 Election of Directors Nominees The Board of Directors recommends you vote FOR the following The Board of Directors recommends you vote FOR the following proposals The Board of Directors recommends you vote AGAINST the For Against Abstain

D75129-P66385 PROXY REPUBLIC SERVICES INC This proxy is solicited on behalf of the Board of Directors Jon Vander Ark and Catharine D Ellingsen or either of them with the power of substitution are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the virtual Annual Meeting of Shareholders of Republic Services Inc to be held at 10:30 a m Pacific Time on May 16 2022 via webcast at www virtual shareholder meeting com RSG2022 or any postponements or adjournments of the meeting as indicated hereon This proxy when properly executed will be voted in the manner directed by the undersigned shareholder If no direction is given this proxy will be voted FOR each of the nominees for director listed herein FOR approval of the compensation of our named executive officers FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 AGAINST the shareholder proposal to amend the Company’s clawback policy for senior executives AGAINST the shareholder proposal to commission a third-party environmental justice audit and AGAINST the shareholder proposal to commission a third-party civil rights audit As to any other matters the Proxies shall vote in accordance with their discretion The undersigned hereby acknowledges receipt of the Notice of the 2022 Annual Meeting of Shareholders the Proxy Statement and the Annual Report PLEASE MARK SIGN DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE Continued on reverse side

REPUBLIC SERVICES Sustainability in Action 18500 N. Allied Way Phoenix, Arizona 85054 480-627-2700 RepublicServices.com